UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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IHS MARKIT LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4th Floor, Ropemaker Place

25 Ropemaker Street

London EC2Y 9LY

United Kingdom

                    , 2018

Dear IHS Markit Shareholder:

We are pleased to invite you to attend the 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) of IHS Markit Ltd. (“IHS Markit” or the “Company”), and enclosed is a Notice of the Annual Meeting and related materials.

The Annual Meeting will be held on Wednesday, April 11, 2018, at 9:00 a.m. BST, at the IHS Markit corporate headquarters, 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

At the Annual Meeting, the shareholders of the Company will consider and vote upon proposals set forth in the enclosed notice. The Company’s audited consolidated financial statements for the year ended November 30, 2017 and the auditor’s report thereon will be available to the shareholders.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, if you have elected to receive your proxy materials by mail, please date, sign and return the proxy card. If you received your proxy materials over the internet, please submit your voting instructions by internet or by telephone in accordance with the instructions provided in the notice of internet availability of proxy materials that you will receive in the mail. If your shares are held in the name of a bank or broker, submitting your voting instructions by mail, telephone or internet will depend on the processes of the bank or broker, and you should follow the instructions you receive from your bank or broker. If you decide to attend the meeting in person, you will be able to revoke your proxy and vote in person. Any signed proxy returned and not completed will be voted by management in favor of all proposals presented in this Proxy Statement.

The Annual Meeting is open to all shareholders as of the Record Date (the close of business on February 14, 2018) or their authorized representatives. Each shareholder of record has the opportunity to vote in person at the Annual Meeting. Anyone who attends the Annual Meeting must have an admission ticket in order to be admitted. You must request a ticket in advance by following the instructions under “Admission and Ticket Request Procedures” in the attached Proxy Statement to obtain an admission ticket. The Company Secretary must receive your written request for an admission ticket on or before April 5, 2018. Your ticket will be mailed to you prior to the meeting if you follow these instructions. Don’t forget your ticket and government-issued photo ID. You will not be admitted to the meeting if you do not have your ticket and ID. Contact us if we can explain any of these matters or otherwise help you with your voting instructions or attending the Annual Meeting.

Remember that your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person. Your participation is important to all of us at IHS Markit, so please review these materials carefully and submit your voting instructions.

We look forward to hearing from you or seeing you at the Annual Meeting.

Sincerely,

Christopher McLoughlin
Secretary

IHS MARKIT LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, April 11, 2018

NOTICE IS HEREBY given that the Annual General Meeting of Shareholders (the “Annual Meeting”) of IHS Markit Ltd. (“IHS Markit” or the “Company”) will be held on April 11, 2018 at 9:00 a.m. BST, at the IHS Markit corporate headquarters, 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

The Company is holding this Annual Meeting for the following purposes:

1. To elect a total of four Class I directors to serve until the 2021 Annual General Meeting of Shareholders or until their respective offices shall otherwise be vacated pursuant to the Company’s bye-laws;

2. To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants;

3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers;

4. To approve amendments to the Company’s bye-laws to declassify the Board of Directors;

5. To approve amendments to the Company’s bye-laws to implement majority voting for director elections and certain other related, administrative, or immaterial revisions; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s audited consolidated financial statements for the year ended November 30, 2017, together with the auditor’s report thereon, will be presented at the Annual Meeting.

IHS Markit’s Board of Directors has fixed the close of business on February 14, 2018 as the record date (the “Record Date”) for the determination of the shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment or postponement thereof.

For 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for shareholders to review for purposes relevant to the meeting. To arrange to review that list, contact: Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 11, 2018: The Proxy Statement and our Annual Report on Form 10-K (“Annual Report”) for the year ended November 30, 2017 are available at http://investor.ihsmarkit.com.

It is important that your shares are represented at this Annual Meeting.

Even if you plan to attend the Annual Meeting in person, we hope that you will promptly provide your voting instructions by submitting your proxy by completing, dating, signing, and returning the enclosed Proxy Card by mail, or by submitting your voting instructions by telephone or internet, or, if you hold your shares in the name of a bank or broker, by following the instructions you receive from your bank or broker. If you have any questions or require assistance with the voting instructions for your shares or changing your voting instructions, please contact our proxy solicitor, D.F. King & Co., Inc., at (866) 416-0553.

The Annual Meeting is open to all shareholders as of the Record Date or their authorized representatives. Each shareholder of record has the opportunity to vote in person at the Annual Meeting. Anyone who attends the Annual Meeting must have an admission ticket in order to be admitted. You must request a ticket in advance by following the instructions under “Admission and Ticket Request Procedures” in the attached Proxy Statement to obtain an admission ticket. The Company Secretary must receive your written request for an admission ticket on or before April 5, 2018. If you hold your IHS Markit common shares through a brokerage account (in “street name”), your request for an admission ticket must include a copy of a brokerage statement reflecting share ownership as of the Record Date. Your ticket will be mailed to you prior to the meeting if you follow these instructions. Don’t forget your ticket and government-issued photo identification. You will not be admitted to the meeting if you do not have your ticket and photo identification. Contact us if we can explain any of these matters or otherwise help you with your voting instructions or attending the Annual Meeting.

No weapons, cameras, audio or video recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.

Submitting voting instructions by proxy will not limit your rights to attend or vote at the Annual Meeting.

Sincerely,

Christopher McLoughlin
Secretary

IHS MARKIT LTD.

PROXY STATEMENT FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 11, 2018

INFORMATION CONCERNING SOLICITATION

AND VOTING

Information Concerning Voting and Proxy Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of IHS Markit Ltd., a Bermuda company, of proxies for the 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) and any adjournments or postponements thereof. The Annual Meeting will be held on Wednesday, April 11, 2018, 9:00 a.m. BST, at the IHS Markit corporate headquarters, 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

This Proxy Statement, the IHS Markit Annual Report on Form 10-K for the year ended November 30, 2017 (the “Annual Report”), and the accompanying Proxy Card are being first sent to shareholders on or about                     , 2018. We are providing notice and electronic access to our proxy materials to our shareholders. The notice will be mailed on or about                     , 2018. The notice contains instructions regarding how to access and review our proxy materials over the internet or receive a hard copy. The notice also provides instructions regarding how to submit a proxy over the internet. We believe that this process allows us to provide shareholders with important information in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

On July 12, 2016, we completed a merger between IHS Inc. (“IHS”), Markit Ltd. (“Markit”), and Marvel Merger Sub, Inc., an indirect and wholly owned subsidiary of Markit Ltd. (the “Merger”). Upon completion of the Merger, Markit Ltd. became the combined group holding company and was renamed IHS Markit Ltd. IHS Inc. was treated as the acquiring entity for accounting purposes, which is reflected in the results of operations, financial position, financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Annual Report.

References in this Proxy Statement to “we,” “us,” “our,” the “Company,” and “IHS Markit” refer to IHS Markit Ltd. and our consolidated subsidiaries.

We operate on a November 30 fiscal year-end. Unless otherwise indicated, references in this Proxy Statement to an individual year means the fiscal year ended November 30. For example, “2017” refers to the fiscal year ended November 30, 2017 and “2016” refers to the fiscal year ended November 30, 2016.

Appointment of Proxy Holders

The Board of Directors of IHS Markit (the “Board of Directors” or “Board”) asks you to appoint the following individuals as your proxy holders to vote your shares at the Annual Meeting:

Lance Uggla, Chairman and Chief Executive Officer;

Todd Hyatt, Executive Vice President and Chief Financial Officer; and

Sari Granat, Executive Vice President and General Counsel.

You may make this appointment by using one of the methods described below. If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.

Unless you otherwise indicate on the Proxy Card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and that, under our amended and restated bye-laws (“bye-laws”), may be properly presented for action at the Annual Meeting.

Who Can Vote

Only shareholders who owned our common shares at the close of business on February 14, 2018—the Record Date for the Annual Meeting—can vote at the Annual Meeting.

Each holder of our common shares is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, we had 424,712,329 common shares issued and outstanding and entitled to vote, including 25,219,470 issued and outstanding common shares held by the Markit Group Holdings Limited Employee Benefit Trust (the “EBT”). The trustee of the EBT may not vote any common shares held by the EBT unless we direct otherwise. We intend to direct the EBT to vote the common shares held by the EBT on each proposal at the Annual Meeting in accordance with the percentages voted by other holders of common shares on such proposal.

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “INFO.”

How You Can Vote

The common shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by us prior to the close of voting at the Annual Meeting or any adjournment or postponement thereof. Any proxies returned without instructions will be voted FOR the proposals set forth in the Notice of Annual General Meeting of Shareholders.

Revocation of Proxies

A shareholder giving a proxy may revoke it at any time before it is exercised. A proxy may be revoked by:

(i) filing with the Secretary of the Company prior to the Annual Meeting a written notice of revocation by mail to IHS Markit Ltd., Attention: Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom;

(ii) submitting a duly executed proxy bearing a later date that we receive prior to the conclusion of voting at the Annual Meeting;

(iii) attending the Annual Meeting and voting in person; or

(iv) logging onto www.proxyvote.com in the same manner you would to submit your proxy electronically or calling 1-800-690-6903, and in either case following the instructions to revoke or change your voting instructions.

Quorum

Two or more persons present at the start of the Annual Meeting and representing, in person or by proxy, in excess of 50 percent of the total issued common shares in the Company entitled to vote at the Annual Meeting (including the common shares held by the EBT) shall form a quorum for the transaction of business at the Annual Meeting.

If you indicate an abstention as your voting preference, your shares will be counted toward a quorum but they will not be voted on any given proposal (see “—Required Vote” below). “Broker non-votes” (see “—Required Vote” below) will be counted as common shares that are present for the purpose of determining the presence of a quorum but will have no effect with respect to any matter for which a broker does not have authority to vote.

Required Vote

For Proposal 1, the election of our Class I directors, where persons are validly proposed for re-election or election as a Class I director, the persons receiving the most votes cast at the Annual Meeting, either in person or by proxy (up to the number of Class I directors to be elected) shall be elected as Class I directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Class I directors. With respect to Proposal 1, you may instruct to vote “for” or “withhold” authority to vote for each of the nominees to become a Class I director. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

The following proposals will require the affirmative vote of a majority of the votes cast on the issue, either in person or by proxy, to approve:

●	Proposal 2, approval of the appointment of our independent registered public accountants; and

●	Proposal 3, advisory vote on the compensation of the Company’s named executive officers.

With respect to Proposals 2 and 3, you may instruct to vote “for” or “against,” or “abstain” from voting on, each proposal. If you “abstain” from voting with respect to either of these proposals, your vote is not considered a vote cast and will have no effect for such proposal.

The following proposals will require the affirmative vote of not less than 66-2/3 percent of the votes attaching to all shares in issue, either in person or by proxy, to approve:

●	Proposal 4, approval of amendments to the Company’s bye-laws to declassify the Board of Directors; and

●	Proposal 5, approval of amendments to the Company’s bye-laws to implement majority voting in director elections and certain other related, administrative or immaterial revisions.

With respect to Proposals 4 and 5, you may instruct to vote “for” or “against,” or “abstain” from voting on, each proposal. If you “abstain” from voting with respect to either of these proposals, your vote will have the same effect as a vote “against” such proposal.

Brokers cannot vote your shares on “non-routine” matters without your voting instructions. In those cases, if you do not provide your broker or other nominee with instructions on how to vote your shares, it will be considered a “broker non-vote” and your broker or nominee will not be permitted to vote those shares. Your broker or nominee will be entitled to cast uninstructed votes only on Proposal 2, the approval of the appointment of our independent registered public accountants.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Solicitation of Proxies

We pay the cost of printing and mailing the Notice of Annual Meeting, the Annual Report, and all proxy materials. We have engaged D.F. King & Co., Inc. to assist in the solicitation of votes for a fee of $12,500, plus reasonable expenses. Our directors, officers, and other employees may participate in the solicitation of proxies by personal interview, telephone, or email. No additional compensation will be paid to our directors, officers, or other employees for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our common shares.

Other Matters

Multiple IHS Markit shareholders who share an address may receive only one copy of this Proxy Statement and the Annual Report, unless the shareholder gives instructions to the contrary. We will deliver promptly a separate copy of this Proxy Statement and the Annual Report to any IHS Markit shareholder who resides at a shared address and to which a single copy of the documents was delivered if the shareholder makes a request by contacting the Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

Multiple shareholders who share a single address and who receive multiple copies of this Proxy Statement and the Annual Report and who wish to receive a single copy of each at that address in the future will need to contact their bank, broker, or other nominee.

Important Reminder

Please promptly provide your voting instructions by submitting your proxy in writing or by telephone or internet, or if you hold your common shares through a bank or broker, as instructed by your bank or broker.

To submit written voting instructions, you may sign, date, and return the enclosed Proxy Card. To submit voting instructions telephonically or by internet, follow the instructions provided on the Proxy Card.

Submitting voting instructions by proxy will not limit your rights to attend or vote at the Annual Meeting.

Proposal 1: Election of Directors

Directors and Nominees

Pursuant to the authority granted to the Board by the Company’s bye-laws, the Board has determined that it be composed of 12 directors, divided into three classes. Directors are elected for three-year terms and one class is elected at each annual general meeting.

Four directors are to be elected at the Annual Meeting. These directors will hold office until the annual general meeting of shareholders in 2021, or until their respective offices shall otherwise be vacated pursuant to the Company’s bye-laws. Each director nominee set forth below has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected. In the event that any of the nominees should become unavailable prior to the Annual Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, in its discretion.

2018 NOMINEES FOR CLASS I DIRECTOR

For more information about each director nominee, our continuing directors, and the operation of our Board, see “Corporate Governance and Board of Directors—Business Experience and Qualifications of Board Members.”

Name	Age	Director Since	Position with Company

Dinyar S. Devitre	70	2012	Director
Nicoletta Giadrossi	51	2018	Director
Robert P. Kelly	64	2012	Lead Director
Deborah Doyle McWhinney	62	2016	Director

Vote Required and Recommendation

For Proposal 1, Class I directors are elected by a plurality vote, which means that the four nominees receiving the most affirmative votes would be elected, and an absolute majority of the votes cast shall not be a prerequisite to the election of such directors.

With respect to Proposal 1, you may instruct to vote “for” or “withhold” authority to vote for each of the nominees to become a Class I director. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. “Broker non-votes” will not affect the vote on Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE NOMINEES

Proposal 2: Approval of the Appointment of Independent Registered Public Accountants

The Board is submitting for approval at the Annual Meeting the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next annual general meeting of shareholders to audit our books, records, and accounts and those of our subsidiaries for 2018, and to authorize the Board, acting by the Audit Committee, which is composed entirely of independent directors, to determine the remuneration of the independent registered public accountants.

Ernst & Young LLP has advised the Company that the firm does not have any direct or indirect financial interest in the Company, nor has such firm had any such interest in connection with the Company during the past three fiscal years other than in its capacity as the Company’s (and prior to July 12, 2016, IHS Inc.’s) independent registered public accountants.

Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate shareholder questions.

Change in Auditors in 2016

Ernst & Young LLP audited our consolidated financial statements during the fiscal years ended November 30, 2016 and November 30, 2017. Prior to the effective time of the completion of the Merger, the Company’s independent registered public accounting firm was PricewaterhouseCoopers LLP. On July 12, 2016, in connection with the completion of the Merger, the Board and the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, and requested that PricewaterhouseCoopers LLP resign as the Company’s independent registered public accounting firm, in each case effective as of the effective time of the Merger. PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm of the Company, effective as of the effective time of the completion of the Merger on July 12, 2016. Prior to the effective time of the completion of the Merger, Ernst & Young LLP was the independent registered public accounting firm for IHS Inc. and audited the consolidated financial statements of IHS Inc. for the 15 fiscal years ended November 30, 2015.

As previously disclosed by the Company, during the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through July 12, 2016, there were (i) no “disagreements” (as that term is described in Item 304(a) of Regulation S-K and the related instructions) between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a) of Regulation S-K).

PricewaterhouseCoopers LLP’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided PricewaterhouseCoopers LLP with a copy of the above disclosure prior to its filing on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2016 (first report) and requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of PricewaterhouseCoopers LLP’s letter, dated July 12, 2016, was filed as Exhibit 16.1 to such report.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through July 12, 2016, neither the Company nor anyone acting on its behalf consulted Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by Ernst & Young LLP that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Item 304(a) of Regulation S-K).

Audit, Audit-Related, and Tax Fees

In connection with the audit of the Company’s financial statements for the fiscal year ended November 30, 2017, IHS Markit entered into an engagement agreement with Ernst & Young LLP that set forth the terms by which Ernst & Young LLP performed audit services for IHS Markit. Aggregate fees for professional services rendered for us by Ernst & Young LLP for the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016

	(in thousands)
Audit Fees	$5,543	$7,393
Audit-Related Fees	1,373	1,918
Tax Fees	13	53
All Other Fees	—	—

Total	$6,929	$9,364

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, the statutory audit of our subsidiaries, the review of our interim consolidated financial statements, and other services provided in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include employee benefit plan audits, auditing work on proposed transactions, attestation services that are not required by regulation or statute, and consultations regarding financial accounting or reporting standards. For 2017, audit-related fees included approximately $826,000 for attestation reports for service organizations and $434,000 for professional services rendered related to acquisitions and divestitures. For 2016, audit-related fees included approximately $1,043,000 for professional services rendered related to acquisitions and divestitures, including the Merger.

Tax Fees. Tax fees consist of tax compliance consultations, preparation of tax reports, and other tax services.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by Ernst & Young LLP, our independent registered public accountants. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.

During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accountants. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with rules and regulations of the SEC and the NASDAQ Stock Market.

The Audit Committee has delegated authority to pre-approve services performed by Ernst & Young LLP to the chair of the Audit Committee for services of up to $500,000, with any approvals pursuant to such delegated authority regularly reported to the Audit Committee. The Audit Committee has not delegated any of its responsibilities to pre-approve services performed by Ernst & Young LLP to management. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved. No such services were approved pursuant to the procedures described in Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the general requirement for pre-approval in certain circumstances.

Vote Required and Recommendation

Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” this Proposal 2 regarding the approval of the appointment of Ernst & Young LLP as our independent registered public accountants until the close of the next annual general meeting of shareholders and the authorization of the Board, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.

With respect to Proposal 2, you may instruct to vote “for” or “against,” or “abstain” from voting on, such proposal. If you “abstain” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 2, your broker or nominee will be entitled to cast “broker non-votes” on Proposal 2 as such proposal is a “routine” matter under current NASDAQ rules.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

UNTIL THE CLOSE OF THE NEXT ANNUAL GENERAL MEETING AND THE AUTHORIZATION

OF THE BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE

REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers

At the 2017 annual general meeting of shareholders, we conducted an advisory, non-binding vote regarding the frequency with which we would seek approval of the compensation of our named executive officers. At such meeting, shareholders expressed their preference for an annual vote on executive compensation on an advisory, non-binding basis and, consistent with this preference, the Board determined that we will conduct such a vote on an annual basis.

Accordingly, and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our shareholders with the opportunity to vote, on an advisory, nonbinding basis, on the compensation of our named executive officers (sometimes referred to herein as “NEOs”) for 2017, as disclosed in this Proxy Statement, including the “Compensation Discussion and Analysis,” compensation tables and related material.

Our executive compensation program for 2017 is geared towards driving long-term, sustainable business performance. It is governed by the following guiding principles:

●	It is fully consistent with our business objectives and strategy.

●	It drives accountability and transparency, and aligns executive compensation with shareholders’ interests.

●	It supports our mission, vision and values.

●	The philosophy is designed to attract, retain and motivate top talent.

●	Our programs are globally consistent and locally competitive.

●	Our short-term incentives are aligned to key business objectives appropriate to colleague role and business segment.

●	We provide long-term incentives that align colleague and shareholder interests and promote shareholder return.

●	We have a pay-for-performance culture that is incentivized to achieve business performance that will sustain growth across the Company.

●	The program takes into account both affordability and IHS Markit’s risk appetite, ensuring that our incentive plans do not encourage any undue risk taking, and strive to avoid any undue complexity; and

●	The program strengthens alignment with shareholders, through significant share ownership guidelines that apply to both executive officers and directors.

The Human Resources Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

We are asking our shareholders to indicate their support for our NEO compensation program and practices as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement.

We are asking our shareholders to approve the compensation program and practices of our NEOs as described in this Proxy Statement (which includes the “Compensation Discussion and Analysis,” the compensation tables, and related material).

Vote Required and Recommendation

The say-on-pay vote is advisory and therefore not binding on the Company, the Human Resources Committee, or the Board. The Board and the Human Resources Committee value the opinions of our shareholders and, to the extent there is a significant vote against the named executive officer compensation policies and practices as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Human Resources Committee will evaluate whether any actions are necessary to address those concerns.

Unless you instruct us to the contrary, proxies will be voted “FOR” this Proposal 3 regarding named executive officer compensation policies and practices, as described in the “Compensation Discussion and Analysis,” and the other related tables and disclosures in this Proxy Statement.

With respect to Proposal 3, you may instruct your vote “for” or “against,” or “abstain” from voting on, such proposal. If you “abstain” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 3, your broker or nominee will not be entitled to cast “broker non-votes” on Proposal 3. Broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE COMPENSATION OF THE COMPANY’S

NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

PURSUANT TO ITEM 402 OF REGULATION S-K

Proposal 4: Board Declassification Bye-law Amendment

The Board is submitting for approval at the Annual Meeting amendments to our bye-laws to declassify the Board of Directors.

Our bye-laws currently provide for a classified board structure pursuant to which the Board is divided into three classes and directors are elected to staggered three-year terms with members from one of the three classes elected each year. As part of the Company’s commitment to effective governance practices, however, management and the Board considered the view held by many institutional shareholders that a classified board structure has the potential effect of reducing the accountability of directors. After careful consideration, the Board, upon the recommendation of the Nominating and Governance Committee, has determined that it is appropriate to propose for shareholder consideration amendments to our bye-laws that, if adopted, would eliminate the classified structure of our Board over a three-year period. The phasing in of annual elections of directors over a three-year period is designed to ensure a smooth transition to a system of annual elections of all of our directors.

If this proposal is adopted, our bye-laws would be amended and restated to provide that all director nominees standing for election upon completion of their term after the Annual Meeting would be elected to a one-year term. Each director elected at the Annual Meeting will hold office for a three-year term until our 2021 annual general meeting. Each director serving as a Class II director immediately prior to the Annual Meeting will hold office until the annual general meeting of shareholders held in 2019. Each director serving as a Class III director immediately prior to the Annual Meeting will hold office until the annual general meeting of shareholders held in 2020. Any director elected or appointed to fill a vacancy pursuant to our bye-laws shall hold office until the next annual general meeting of shareholders held after the date of such appointment.

The specific language of the proposed amendments to our bye-laws is set forth in Appendix A to this proxy statement and is marked to show the proposed changes. In the event that Proposal 4 and Proposal 5 are both approved, the amendments to our bye-laws in both proposals will be combined as set forth in Appendix C to this proxy statement which is marked to show the combined proposed changes.

If this proposal is approved, the amendments to our bye-laws will become effective immediately following the Annual Meeting.

Vote Required and Recommendation

Approval of Proposal 4 will require the affirmative vote of not less than 66-2/3 percent of the votes attaching to all shares in issue.

With respect to Proposal 4, you may instruct your vote “for” or “against,” or “abstain” from voting on, such proposal. If you “abstain” from voting, your vote will have the same effect as a vote “against” such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 4, your broker or nominee will not be entitled to cast “broker non-votes” on Proposal 4. Broker non-votes are not considered votes cast and will have the same effect as a vote “against” such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

AMENDMENTS TO THE COMPANY’S BYE-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS

Proposal 5: Majority Voting For Directors Bye-law Amendment

The Board is submitting for approval at the Annual Meeting amendments to our bye-laws to implement majority voting in uncontested director elections and certain other related, administrative, or immaterial revisions.

Our bye-laws currently provide for plurality voting in director elections, where the nominees for director receiving the greatest number of votes cast will be elected. The Board has determined that the adoption of a majority voting standard in uncontested director elections will give our shareholders a greater voice in determining the composition of the Board. The Board believes that plurality voting should continue to apply in situations where the number of candidates nominated for election exceeds the number of directors to be elected so that only nominees receiving the greatest number of votes are elected.

If the adoption of a majority voting standard in uncontested director elections is approved and any director positions are left vacant following a general meeting, the Board may reduce its size or, if authorized by shareholders, may fill such vacant positions.

If this proposal is adopted, our bye-laws will be amended and restated to provide that in an uncontested election of directors, a candidate will be elected as a director only if the votes cast for the candidate exceed the votes cast against the candidate. Abstentions will not be counted as votes cast for or against a candidate. If the Board determines that an election of directors is contested (i.e., the number of candidates in any one year exceeds the number of directors to be elected in that year), the proposed amendments to our bye-laws would provide that a plurality voting standard will apply and the candidates receiving the greatest number of votes (up to the number of directors to be elected) will be elected.

In addition, we have included certain related or administrative and other changes to our bye-laws in the proposed amendments that our Board believes will not materially change the rights of our shareholders. These administrative changes include the removal of provisions that have been implemented following the Merger and no longer have effect. The amendments also include changes to our advance notice provisions that the Board believes do not materially change the rights of shareholders, and are related to and appropriate as part of the changes to the bye-laws to adopt majority voting in the election of directors. The Board believes that the majority voting system being proposed gives a greater voice to our shareholders, and in that regard, the proposed changes should be made to the advance notice provisions for nominating directors so that, in voting on candidates, shareholders have the benefit of the enhanced levels of information that are reflected in the proposed changes. The proposed changes to the advance notice provisions for nomination of business are intended to conform these provisions to the advance notice provisions for nomination of directors.

The specific language of the proposed amendments to our bye-laws is set forth in Appendix B to this proxy statement and is marked to show the proposed changes. In the event that Proposal 4 and Proposal 5 are both approved, the amendments to our bye-laws in both proposals will be combined as set forth in Appendix C to this proxy statement which is marked to show the combined proposed changes.

If this proposal is approved, the amendments to our bye-laws will become effective immediately following the Annual Meeting.

Vote Required and Recommendation

Approval of Proposal 5 will require the affirmative vote of not less than 66-2/3 percent of the votes attaching to all shares in issue.

With respect to Proposal 5, you may instruct your vote “for” or “against,” or “abstain” from voting on, such proposal. If you “abstain” from voting, your vote will have the same effect as a vote “against” such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 5, your broker or nominee will not be entitled to cast “broker non-votes” on Proposal 5. Broker non-votes are not considered votes cast and will have the same effect as a vote “against” such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

AMENDMENTS TO THE COMPANY’S BYE-LAWS TO IMPLEMENT MAJORITY VOTING IN

UNCONTESTED DIRECTOR ELECTIONS AND THE OTHER RELATED, ADMINISTRATIVE OR

IMMATERIAL CHANGES

Corporate Governance and Board of Directors

Our Board of Directors is currently composed of 12 members, divided into three classes. Pursuant to our bye-laws, our directors are elected at the annual general meeting of shareholders for a period of three years, with each director serving until the third annual general meeting of shareholders following his or her election. Upon the expiration of the term of a class of directors, directors for that class will be elected for a three-year term at the annual general meeting of shareholders in the year of such expiration. Each of our directors will continue to serve as director until the election and qualification of his or her successor, or until the earlier of his or her death, resignation, or removal. If Proposal 4 is approved by shareholders at the Annual Meeting, amendments to our Bye-laws will be adopted that would eliminate the classified structure of our Board over a three-year period. Please see “Proposal 4. Board Declassification Bye-law Amendment.”

Board Leadership Structure

The Board of Directors of IHS Markit believes strongly in the value of an independent board of directors to provide effective oversight of management. This includes all independent members of the key board committees: the Audit Committee, the Human Resources Committee, the Nominating and Governance Committee, and the Risk Committee. Each of the Company’s directors, other than Mr. Uggla, is independent (see “—Independent Directors”). The independent members of the Board of Directors meet regularly without management, which meetings are chaired by the lead independent director, which our bye-laws refer to as the Lead Director, whose role is described further below.

The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer (“CEO”) in any way that it deems to be in the best interests of the Company. Upon the retirement of Jerre Stead as Chairman and CEO on December 31, 2017, Lance Uggla became our Chairman and CEO as set out in our bye-laws. Prior to the Merger, Mr. Uggla was chairman and CEO of Markit. Mr. Uggla possesses detailed and in-depth knowledge of the business and the opportunities we have in the global marketplace and is thus well positioned to develop agendas and lead the Board to ensure that the Board’s time and attention are focused on the most critical matters.

IHS Markit has established a Lead Director role with broad authority and responsibility. Robert Kelly has served as our Lead Director since the closing of the Merger and was previously the lead director of Markit beginning in June 2014. The Lead Director’s responsibilities include:

●	scheduling meetings of the independent directors;

●	chairing the separate meetings of the independent directors;

●	serving as principal liaison between the independent directors and the Chairman and CEO on sensitive issues;

●	communicating from time to time with the Chairman and CEO, and disseminating information among the Board of Directors as appropriate;

●	providing leadership to the Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict;

●	reviewing and approving the agenda and schedule for Board of Directors meetings and executive sessions and adding topics to the agenda as appropriate;

●	reviewing the quality, quantity, and timeliness of information to be provided to the Board;

●	serving as a non-management point of contact for the Company’s shareholders and other external stakeholders; and

●	presiding over the annual self-evaluation of the Board of Directors.

The Board believes that these responsibilities appropriately and effectively complement the Board leadership structure of IHS Markit.

The Role of the Board of Directors in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities for our business. The Board of Directors, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, IHS Markit has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value. Each of the Audit, Human Resources, and Risk Committees of the Board has a role in assisting the Board in its oversight of the Company’s risk management, as set forth in the relevant committee charters.

The Board’s Risk Committee brings additional Board-level focus to the oversight of the Company’s management of key risks, as well as the Company’s policies and processes for identifying, evaluating, and mitigating such risks. The Risk Committee meets at least quarterly. The Chair of the Risk Committee gives regular reports of the Risk Committee’s meetings and activities to the Board in order to keep the Board informed of the Company’s guidelines, policies, and practices with respect to risk assessment and risk management, and each other committee also reports regularly to the full Board on its activities.

In addition, the Board of Directors participates in regular discussions among the Board and with IHS Markit senior management on many core subjects, including strategy, operations, finance, information technology, information security, human resources, legal, compliance, and public policy matters, and any other subjects regarding which the Board or its committees consider risk oversight an inherent element. Management at IHS Markit is responsible for day-to-day risk management activities. The Company has formed a management risk committee led by a Chief Risk Officer to supervise these day-to-day risk management efforts, including identifying potential material risks and appropriate and reasonable risk mitigation efforts. The Chief Risk Officer regularly reports such efforts to the Risk Committee and, as required, the Audit Committee and Human Resources Committee. The Board of Directors believes that the leadership structure described under “—Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Lead Director and working through its independent committees, to participate actively in the oversight of management’s actions.

Shareholder Engagement

Engagement with our shareholders has always been a significant priority for us. In light of our recent Merger, integration, and Chairman and CEO succession, we have invested more focused time and resources talking to shareholders about our corporate governance and executive compensation practices.

As we have done in the past, in 2017 we reached out to the governance leaders and stewardship teams at more than 20 of our shareholders, representing at that time approximately 60 percent of our common shares outstanding. We asked for feedback on our performance and practices, particularly related to corporate governance and pay practices. We offered to visit in person or meet by teleconference. In response to our outreach efforts, we conducted meetings with several of our top 25 shareholders via teleconference or in person. Those meetings were attended at various times by our Chairman and CEO, President, General Counsel, Chief Administrative Officer, Chief Human Resources Officer, and Head of Investor Relations. At the request of investors, the Chair of the Human Resources Committee of the Board attended two of these meetings.

We discussed a range of topics at those meetings, including the Company’s long-term strategy and performance, transition plans and processes due to the Merger, board structure and composition, corporate governance practices, executive compensation policies and design, and environmental-, social-, and governance-related matters. Shareholders were generally supportive of our current practices. We took the feedback that we received to our Nominating and Governance Committee and Human Resource Committee. Both committees, as well as the entire Board, find shareholder input valuable in their oversight of the Company.

As a result of our shareholder engagement, we have made the following changes to our practices:

●	In Proposal 4, we are asking shareholders to vote on amendments to our bye-laws that would eliminate the classified structure of our Board over a three-year period to transition to annual elections for directors, in order to permit shareholders to hold directors accountable annually.

●	In Proposal 5, we are asking shareholders to vote on amending our bye-laws to implement majority voting for the uncontested election of directors, so that our directors can only serve if they receive at least a majority of shareholder support when their nominations are uncontested.

●	For the last few years, we have had discussion with certain investors about annual equity award dilution and we are actively managing our annual run rate share usage. For 2017, we limited our annual equity award dilution to a maximum annual run rate of 1.25 percent of total common shares outstanding (5,500,000 common shares), and for 2018, we are committed to a reduction to a maximum annual run rate of 1.00 percent of total common shares outstanding (4,000,000 common shares).

●	In January 2018, we added two new directors, increasing gender diversity, and refreshed the composition of our board committees to continue to provide our Board with fresh insights.

Shareholder engagement is and will continue to be a top priority for our management team and Board. We will continue to engage our shareholders and consider the feedback that we receive from our discussions as we complete our transition process and focus on ongoing operations.

Business Experience and Qualifications of Board Members

The following discussion presents information about the persons who compose the Board of Directors of IHS Markit, including the three nominees for election at the Annual Meeting.

Name	Age	Position

Class I Directors with terms expiring at the Annual General Meeting in 2018
Dinyar S. Devitre	70	Director
Nicoletta Giadrossi	51	Director
Robert P. Kelly	64	Lead Director
Deborah Doyle McWhinney	62	Director
Class II Directors with terms expiring at the Annual General Meeting in 2019
Lance Uggla	56	Chairman and CEO
Jean-Paul Montupet	70	Director
Richard W. Roedel	68	Director
James A. Rosenthal	64	Director
Class III Directors with terms expiring at the Annual General Meeting in 2020
John Browne (The Lord Browne of Madingley)	70	Director
Ruann F. Ernst	71	Director
William E. Ford	56	Director
Balakrishnan S. Iyer	61	Director

2018 Nominees for Class I Director

Dinyar S. Devitre

Dinyar S. Devitre has served as a member of our Board since July 2016 and previously served as a member of the Markit board since June 2014 when Markit became a public company. Mr. Devitre is also a member of the board of directors of Altria Group, Inc., where he serves on its finance and innovation committees. Mr. Devitre also serves as a trustee of the Brooklyn Academy of Music and a trustee Emeritus of the Asia Society. Until December 31, 2016, Mr. Devitre served as a special advisor to General Atlantic. In March 2008, Mr. Devitre retired from his position as Senior Vice President and Chief Financial Officer of Altria Group, Inc. Prior to Mr. Devitre’s appointment to this position in April 2002, he held a number of senior management positions with Altria, including President, Philip Morris Asia, and Chairman and CEO of Philip Morris Japan. Mr. Devitre previously served on the boards of SABMiller plc, Western Union Company, Emdeon Inc., Kraft Foods Inc. (now known as Mondelez International, Inc.), Lincoln Center and Pratham USA. Mr. Devitre holds a BA (Hons) degree from St. Joseph’s College, Darjeeling, and an MBA from the Indian Institute of Management in Ahmedabad.

Mr. Devitre brings to the Board experience as the chief financial officer of a large multinational company, as an executive and director of large corporations, as well as diversity in viewpoint and international business experience.

Nicoletta Giadrossi

Nicoletta Giadrossi has served as a member of our Board since January 2018. She is also a member of the board of Cairn Energy plc, an E&P company listed on the London Stock Exchange and part of the FTSE 250, and of Fincantieri SpA, a global shipbuilder, and Brembo SpA, an automotive components OEM, both of which are listed on the Italian Stock Exchange and are part of the Italian MIB. She has been a Senior Advisor with Bain Capital Partners in Europe since 2015. Ms. Giadrossi served on the boards of two listed companies in France, Bureau Veritas s.a. and Faiveley Transport s.a., until mid-2017, and on the board of Aker Solutions Asa in Norway until 2013. She has experience in leading and participating in Audit, Risk, Corporate Social Responsibility, and Compensation Committees. Ms. Giadrossi’s executive career has spanned 30 years in energy, engineering, and capital goods. From 2014 to 2016 she was President, Europe, Africa, India, for Technip, an engineering company, and from 2012 to 2014 she was EVP, Head of Operations, for Aker Solutions. Prior to that, she was VP and General Manager, EMEA, for Dresser Rand, where she also was an officer of that corporation. She spent 10 years with General Electric Company in several executive positions, notably General Manager for GE’s Oil and Gas, Refinery & Petrochemicals Division, a position she held until 2005. Ms. Giadrossi started her career at The Boston Consulting Group. She holds a BA in Economics and Mathematics from Yale University and an MBA from Harvard Business School.

We believe that Ms. Giadrossi’s extensive business experience in the industrial and energy sectors in Europe and her consulting and private equity background enable her to contribute a unique and diverse managerial and strategic perspective to the Board.

Robert P. Kelly

Robert P. Kelly has served as a member of our Board since July 2016 and previously served as a member of the Markit board since June 2014 when Markit became a public company. He serves as Lead Director of our Board of Directors. Mr. Kelly is chairperson of Canada Mortgage and Housing Corporation. Until December 2017, he was also chairman of the board of directors of Santander Asset Management. Mr. Kelly was most recently Chairman and CEO of The Bank of New York Mellon and The Bank of New York Mellon Corporation until 2011. Prior to that, he was Chairman, Chief Executive Officer and President of Mellon Bank Corporation, Chief Financial Officer of Wachovia Corporation, and Vice-Chairman of Toronto-Dominion Bank. Mr. Kelly previously served as Chancellor of Saint Mary’s University in Canada, was a former member of the boards of the Financial Services Forum, Federal Advisory Council of the Federal Reserve Board, Financial Services Roundtable, Trilateral Commission, and Institute of International Finance, and a former member of the board of trustees of St. Patrick’s Cathedral in New York City, Carnegie Mellon University in Pittsburgh, and the Art Gallery of Ontario. Mr. Kelly holds a B.Comm. from Saint Mary’s University and an MBA from the Cass Business School, City University, London, United Kingdom, and is a Chartered Accountant and Fellow Chartered Accountant. Mr. Kelly has been awarded honorary doctorates from City University and Saint Mary’s University.

Mr. Kelly’s extensive experience as the chairman and CEO of large financial institutions, as well as other senior policymaking positions in the financial services industry and as a director of other public and private companies, provides the Board with valuable insight and executive leadership, management, and strategic development experiences.

Deborah Doyle McWhinney

Deborah Doyle McWhinney has served as a member of our Board since July 2016 and previously served as a member of the IHS board since May 2015. Ms. McWhinney was the Chief Executive Officer (from September 2013 to January 2014) and Chief Operating Officer (from February 2011 to

September 2013) of Citi’s global enterprise payments business and co-chair of the Citi Women initiative until her retirement in January 2014. From May 2009 to February 2011, Ms. McWhinney was President, Personal Banking and Wealth Management, at Citigroup Inc. Prior to joining Citi in 2009, Ms. McWhinney worked at Schwab, Inc. where she was President of Schwab Institutional and was a member of the executive committee, the Schwab Bank board and headed the global risk committee. Ms. McWhinney previously held executive roles at Visa International and Engage Media (a division of CMGI). Earlier in her career, she worked for 17 years at Bank of America in corporate and retail banking. Ms. McWhinney was appointed by former President George W. Bush to the board of directors of the Securities Investor Protection Corporation in 2002. Ms. McWhinney currently serves on the boards of Fluor Corporation, Lloyds Banking Group plc and Fresenius Medical Care AG & Co. KGaA and is a trustee for the California Institute of Technology and for the Institute for Defense Analyses.

Ms. McWhinney brings to the Board extensive management, risk, and cybersecurity experience gained in executive-level positions in the financial services industry and as a director of public companies.

Continuing Class II Directors with Terms Expiring at the Annual General Meeting in 2019

Lance Uggla

Lance Uggla is Chairman and CEO of IHS Markit. He served as President from July 2016 to December 2017 and was appointed Chief Operating Officer in October 2017. Prior to the Merger, Lance was the Chairman and CEO of Markit, responsible for leading the company’s strategic development and managing day-to-day operations. He founded Markit in 2003 after spotting an opportunity to bring transparency to the credit default swap market. The company launched the first daily credit default swap pricing service that year. He oversaw Markit’s growth from a startup to a global public company with more than 4,200 employees in 28 offices worldwide, serving more than 3,000 customers. Lance graduated from the Simon Fraser University in Canada with a BBA and holds a Master of Science from the London School of Economics, UK.

Mr. Uggla was a founder and the Chairman and CEO of Markit since its creation, and was previously an executive in the financial industry. As Chairman and CEO of IHS Markit, Mr. Uggla brings to the Board of Directors his knowledge of our business, strategy, people, operations, competition, and financial position. In addition, he brings with him extensive relationships in the financial services industry.

Jean-Paul L. Montupet

Jean-Paul Montupet has served as a member of our Board since July 2016 and previously served as a member of the IHS board since October 2012. He serves as a special advisor to Eurazeo —Société anonyme. Mr. Montupet served as President of Emerson Europe SA until December 2012, and, from 1990 until his retirement in December 2012, had served as an Executive Vice President of Emerson Electric Co., where he was responsible for its Industrial Automation Business. Mr. Montupet joined Emerson in 1981, serving in a number of senior executive roles at the global technology provider. He serves on the boards of WABCO Holdings Inc. and Assurant, Inc. In addition, Mr. Montupet was the non-executive chair of the board of PartnerRE Ltd. from 2010 until March 2016 and served on the board of Lexmark International, Inc. from October 2006 until November 2016. He is also a trustee of the St. Louis Public Library Foundation and International Churchill Society.

Mr. Montupet brings to the Board extensive international business and executive management experience, particularly from Europe and Asia Pacific, and additional experience gained as a director of multiple publicly traded companies.

Richard W. Roedel

Richard W. Roedel has served as a member of our Board since July 2016 and previously served as a member of the IHS board since November 2005 when IHS became a public company. He serves as a director of Six Flags Entertainment Corporation, LSB Industries, Inc., and Luna Innovations Incorporated. Mr. Roedel also serves as the non-executive chairman of Luna. Until 2016, He served on the board of the Association of Audit Committee Members, Inc., a not-for-profit organization dedicated to strengthening audit committees, and on the Standing Advisory Group for the Public Company Accounting Oversight Board (PCAOB). Mr. Roedel served on the board of BrightPoint, Inc. until it was acquired in October 2012, on the board of Sealy Corporation until it was acquired in March 2013, and on the board of Lorillard, Inc. until it was acquired in June 2015. He also served as a director of Broadview Network Holdings, Inc., a private company, until 2012, and Dade Behring Holdings, Inc. from October 2002 until November 2005 when Dade was acquired. Mr. Roedel served in various capacities at Take-Two Interactive Software, Inc. from November 2002 until June 2005, including Chairman and CEO. Until 2000, he was employed by BDO Seidman LLP, having been Managing Partner of its Chicago and New York metropolitan area offices and later as Chairman and CEO. Mr. Roedel is a graduate of The Ohio State University and is a certified public accountant.

Mr. Roedel provides to the Board of Directors expertise in corporate finance, accounting, and strategy. He brings experience gained as a chief executive officer and as a director for several companies.

James A. Rosenthal

James A. Rosenthal has served as a member of our Board since July 2016 and previously served as a member of the Markit board since June 2014 when Markit became a public company. Mr. Rosenthal is currently the Chief Executive Officer of BlueVoyant, a global cybersecurity services firm. He is also co-chairman of Sheltered Harbor LLC, which has a mission of preserving systemic confidence in the event of a cyberattack. From April until October 2017, Mr. Rosenthal was a director of On Deck Capital, Inc. Until December 2016, he was Executive Vice President and Chief Operating Officer of Morgan Stanley, a member of Morgan Stanley’s management and operating committees, Chairman and CEO of Morgan Stanley Bank, N.A., and Chairman of Morgan Stanley Private Bank, N.A. Mr. Rosenthal was previously head of corporate strategy of Morgan Stanley, Chief Operating Officer of Morgan Stanley Wealth Management and head of firmwide technology and operations for Morgan Stanley. Prior to joining Morgan Stanley, Mr. Rosenthal served as Chief Financial Officer of Tishman Speyer from 2006 to 2008. Mr. Rosenthal holds a BA from Yale University and a JD from Harvard Law School.

Mr. Rosenthal brings to the Board cybersecurity experience, as well as extensive experience gained as chief operating officer of one of the world’s largest financial institutions.

Continuing Class III Directors with Terms Expiring at the Annual General Meeting in 2020

John Browne (The Lord Browne of Madingley)

John Browne has served as a member of our Board since January 2018. Lord Browne is executive chairman of L1 Energy (UK) and chairman of Huawei Technologies (UK). He is also member of the board of Pattern Energy Group Inc., where he serves on the nominating, governance and compensation committee and the conflicts committee. Prior to joining L1 Energy in March 2015, Lord Browne was a partner at Riverstone Holdings LLC, an energy and power-focused private equity firm, for eight years. From May 2013 to May 2015, he was also a director of Riverstone Energy Limited, a closed-ended investment company listed on the London Stock Exchange. Lord Browne spent 41 years at BP plc, holding various senior management positions during that time. In 1991, he joined the board of British Petroleum Company and was appointed Group Chief Executive in 1995 and remained in this position until May 2007. Lord Browne was chairman of the advisory board of Apax Partners LLC from 2006 to 2007, a non-executive director of Goldman Sachs from 1999 to 2007, a non-executive director of Intel Corporation from 1997 to 2006, a trustee of The British Museum from 1995 to 2005, a member of the supervisory board of DaimlerChrysler AG from 1998 to 2001, and a non-executive director of SmithKline Beecham from 1996 to 1999. Lord Browne holds a degree in Physics from Cambridge University and an MS in Business from Stanford University.

Lord Browne was the president of the Royal Academy of Engineering from 2006 to 2011 and is chairman of the trustees of the Queen Elizabeth prize for engineering. He is a fellow of the Royal Society and a foreign member of the U.S. Academy of Arts and Sciences. He was appointed chairman of the Francis Crick Institute from August 2017. He is also a member of the board of governors of the Folger Shakespeare Library in Washington, D.C. Lord Browne was a trustee of the Tate Gallery from August 2007, and was chairman of the trustees from January 2009 until July 2017 when he retired as a trustee. He was the chairman of the Independent Review of Higher Education Funding and Student Finance, which published its report in October 2010. He was the UK Government’s lead non-executive board member from June 2010 to January 2015. He was knighted in 1998 and made a life peer in 2001.

We believe that Lord Browne’s extensive experience as Chairman and CEO of one of the world’s largest energy companies, his leadership experience and his financial and energy industry expertise enable him to contribute significant managerial, organizational, strategic and financial oversight skills to our Board.

Ruann F. Ernst

Ruann F. Ernst has served as a member of our Board since July 2016 and previously served as a member of the IHS board since December 2006. Dr. Ernst served as Chief Executive Officer of Digital Island, Inc. and was Chairperson of the board of Digital Island from 1998 until the company was acquired by Cable & Wireless, Plc, and afterwards headed the business for Cable & Wireless. Prior to Digital Island, Dr. Ernst worked for Hewlett Packard in various management positions, including General Manager, Financial Services Business Unit. Prior to that, she was Vice President for General Electric Information Services Company and a faculty member and Director of Medical Computing at The Ohio State University where she managed a biomedical computing and research facility. Dr. Ernst also served on the board of Digital Realty Trust from 2004 until May 2015. At The Ohio State University, she serves on the University Foundation Board and the Fisher College of Business Advisory Board. She was a founder and is Board Chair of the nonprofit Healthy LifeStars.

Dr. Ernst brings to the Board a strong technical and computing background as well as skill in the development of information technology businesses. She also has extensive experience as a member of boards where strategic planning and long-term planning are critical to the success of the enterprise.

William E. Ford

William E. Ford has served as a member of our Board since July 2016 and previously served as a member of the Markit board since June 2014 when Markit became a public company. Mr. Ford is the Chief Executive Officer and a Managing Director of General Atlantic LLC, a global growth equity firm, where he has worked since 1991. In addition to the Company, he serves on the supervisory board of Axel Springer SE, a public company, and on the boards of current General Atlantic portfolio companies Authentic Brands Group and Tory Burch. He was formerly a director of a number of prior General Atlantic investments, including First Republic Bank, NYSE Euronext, e*Trade, Priceline and NYMEX. Mr. Ford is actively involved in various nonprofit organizations. He is the Vice Chairman of the Advisory Council of Stanford Graduate School of Business and a member of the Advisory Board of Tsinghua University School of Economics and Management. He is also a Vice Chairman of the board of trustees of The Rockefeller University and a member of the boards of Memorial Sloan Kettering Cancer Center and Lincoln Center. From 2001 to 2013, he was a trustee of Amherst College and currently serves on the investment committee for the college’s endowment. Mr. Ford also serves on the executive committee of the Partnership for New York City, the Board of Directors of the National Committee on United States-China Relations, and is a member of The Council on Foreign Relations. He is also a member of the steering committee for The CEO Action for Diversity and Inclusion. Mr. Ford holds a BA in Economics from Amherst College and an MBA from the Stanford Graduate School of Business.

Mr. Ford brings to the Board a wealth of private equity experience and extensive knowledge of business, finance, and strategic acquisitions which provide valuable insight for our long-term corporate and business strategy.

Balakrishnan S. Iyer

Balakrishnan S. Iyer has served as a member of our Board since July 2016 and previously served as a member of the IHS board since November 2005 when IHS became a public company. He also serves on the boards of directors of Skyworks Solutions, Inc. and Power Integrations, Inc. and he is on the audit and governance committees of each. From October 1998 to June 2003, Mr. Iyer served as Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. From 1997 to 1998, he was Senior Vice President and Chief Financial Officer of VLSI Technology Inc. and, from 1993 to 1997, he was Vice President, Corporate Controller, of VLSI Technology Inc. Mr. Iyer served on the board of directors of Conexant Systems from February 2002 until April 2011, Life Technologies (and its predecessor Invitrogen) from July 2001 until it was acquired in February 2014, and QLogic Corporation from 2003 until August 2016. Mr. Iyer holds a B.Tech in Mechanical Engineering from the Indian Institute of Technology, Madras, an MS in Industrial Engineering from the University of California, Berkeley, and an MBA in Finance from the Wharton School, University of Pennsylvania.

Mr. Iyer provides to the Board his expertise in corporate finance, accounting, and strategy, including experience gained as the Chief Financial Officer of two public companies. Mr. Iyer also brings a background in organizational leadership and experience serving as a public company outside director.

Organization of the Board of Directors

Upon completion of the Merger, in accordance with our bye-laws, the Board size was set at 11 directors, six of whom were designees of IHS (each, an “IHS designee”) and five of whom were designees of Markit (each, a “Markit designee”). As such, as of the completion of the Merger on July 12, 2016, Edwin D. Cass, Gillian H. Denham, Timothy J.A. Frost, Cheng Chih Sung, Anne Walker and Lance Uggla resigned as directors of IHS Markit, and the remaining members of the Board, William E. Ford, Dinyar S. Devitre, Robert P. Kelly, James A. Rosenthal, as the Markit designees, appointed Lance Uggla as a Class II director and Markit designee, and the following IHS designees to serve as directors of IHS Markit: Jerre L. Stead and Deborah Doyle McWhinney as Class I directors, Richard Roedel and Jean-Paul Montupet as Class II directors, and Ruann F. Ernst and Balakrishnan S. Iyer as Class III directors.

In addition, Mr. Stead became the Chairman and CEO of IHS Markit, Mr. Uggla became the President and Chief Integration Officer of IHS Markit and Robert Kelly became the Lead Director of the Board. Pursuant to our bye-laws, Mr. Stead served as the Chairman and CEO of IHS Markit from the completion of the Merger until his retirement from the Company on December 31, 2017 (the “change date”), when Mr. Uggla was appointed Chairman and CEO of IHS Markit.

In October 2017, the Board unanimously approved keeping the size of the Board at 11 directors as of the change date and appointed Lord Browne as a Class III director effective as of January 1, 2018. In December 2017, the Board unanimously approved increasing the size of the Board to 12 directors effective as of January 1, 2018 and appointing Ms. Giadrossi as a Class I director effective as of that date.

Our Board held five meetings during 2017. At each meeting, the Chairman was the presiding director. Each director attended at least 75 percent of the total regularly scheduled and special meetings of the Board and the committees on which they served. As stated in our Corporate Governance Guidelines, our Board encourages each director to attend our annual general meeting of shareholders. At the 2017 Annual General Meeting of Shareholders, all 11 directors at the time were in attendance.

Our Board has established four standing committees: the Audit Committee, the Human Resources Committee, the Nominating and Governance Committee, and the Risk Committee. The Board has approved a charter for each of the Audit, Human Resources, Nominating and Governance, and Risk Committees, which can be found on our website at http://investor.ihsmarkit.com.

In Markit’s initial public offering in 2014, Canada Pension Plan Investment Board (“CPPIB”) purchased approximately $250 million of our common shares, and was given the right to nominate, in consultation with our Nominating and Governance Committee, one director for appointment to our Board of Directors pursuant to a Director Nomination Agreement with us. This right will expire if CPPIB’s beneficial ownership of our common shares falls below 100 percent of the number of common shares CPPIB purchased in Markit’s initial public offering. Edwin D. Cass was the designee nominated by CPPIB and was appointed to Markit’s Board of Directors in October 2014. At the completion of the Merger, Mr. Cass resigned and CPPIB determined at that time that it would not choose to designate a new nominee to our Board, reserving the right to designate a future nominee in accordance with the terms of the Director Nomination Agreement.

Independent Directors

We have determined that all of our directors other than Mr. Uggla are independent directors, based on the independence standards of NASDAQ and SEC rules and regulations.

In addition, we believe that all members of each of the Audit Committee, Risk Committee, Human Resources Committee, and Nominating and Governance Committee of the Board meet the independence standards of NASDAQ and SEC rules and regulations.

In accordance with our bye-laws and the Corporate Governance Guidelines, the independent directors designated Mr. Kelly as Lead Director in April 2017. The Lead Director chairs executive sessions of the independent directors. During 2017, the independent directors of the Board met five times without the presence of management.

Simultaneous Service on Other Public Company Boards

In accordance with our Corporate Governance Guidelines, without the consent of the Nominating and Governance Committee, a director may not serve on more than five public company boards, including our Board, and a director who is also the chief executive officer of another public company may not serve on more than two public company boards, including our Board and their own board of directors.

The Corporate Governance Guidelines also provide that a director must notify the Chair of the Nominating and Governance Committee prior to accepting any invitation to serve on another board (including a not-for-profit/tax-exempt board) or with a government or advisory group that is expected to require significant commitments of time, in order for IHS Markit to confirm the absence of any actual or potential conflict of interest.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of our Board of Directors, membership criteria and director qualifications, director responsibilities, Board agenda, roles of the Chairman and Chief Executive Officer and lead independent director, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisers, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. Our Corporate Governance Guidelines are available on our website at http://investor.ihsmarkit.com.

Business Code of Conduct

We have adopted a code of ethics that we refer to as our Business Code of Conduct. Our Business Code of Conduct applies to our directors as well as all of our principal executive officers, our financial and accounting officers, and all other employees of IHS Markit.

Our Business Code of Conduct is available on our website at http://investor.ihsmarkit.com. If we approve any substantive amendment to our Business Code of Conduct, or if we grant any waiver of the Business Code of Conduct to the Chief Executive Officer, the Chief Financial Officer, or the Chief Accounting Officer, we intend to post an update on the Investor Relations page of the Company’s website at http://investor.ihsmarkit.com.

Communications with the Board or Independent Directors

The Board has a process for shareholders or any interested party to send communications to the Board, including any committee of the Board, any individual director, or our independent directors as a group. If you wish to communicate with the Board as a whole, with any committee of the Board, with one or more individual directors, or with our independent directors as a group, you may send your written communication to:

Lead Director

c/o General Counsel

IHS Markit Ltd.

4th Floor, Ropemaker Place

25 Ropemaker Street

London EC2Y 9LYUnited Kingdom

Depending on how the communication is addressed and the subject matter of the communication, our Lead Director, with the assistance of our General Counsel, will review any communication received and will forward the communication to the appropriate director or directors.

Communications with the Audit Committee

Our Audit Committee has established a process for communicating complaints regarding accounting or auditing matters.

In order to submit a complaint, you may call our compliance hotline as set forth in the Compliance Hotline and Reporting Misconduct Policy, which can be found on our website at http://investor.ihsmarkit.com. Any such complaints received or submitted are forwarded as appropriate to the Audit Committee, to take such action as may be appropriate.

Composition of Board Committees

The Board had four standing committees, with membership and number of meetings for each as of 2017 fiscal year-end as shown below.

Name(1)	Audit	Human Resources	Nominating and Governance	Risk

Dinyar S. Devitre	Chair		✓	✓
Ruann F. Ernst		Chair
William E. Ford	✓
Balakrishnan S. Iyer	✓		✓
Robert P. Kelly		✓	Chair
Deborah Doyle McWhinney	✓			✓
Jean-Paul Montupet		✓	✓
Richard W. Roedel				Chair
James A. Rosenthal		✓		✓

2017 Meetings	9	6	4	7

(1)	Lord Browne and Ms. Giadrossi are excluded from the table above because they were not members of the Board or any committee during 2017. Effective as of January 1, 2018, Lord Browne became a member of the Human Resources Committee and the Nominating and Governance Committee and Ms. Giadrossi became a member of the Audit Committee.

The Board reviews the composition of our board committees and considers the expertise of the directors with the needs of the committees. The Board has determined that rotating committee service on its four standing committees as set forth below would be effective March 1, 2018.

Name	Audit	Human Resources	Nominating and Governance	Risk

John Browne		✓	✓
Dinyar S. Devitre	Chair		✓	✓
Ruann F. Ernst				✓
William E. Ford		Chair
Nicoletta Giadrossi	✓
Balakrishnan S. Iyer	✓		✓
Robert P. Kelly		✓	✓
Deborah Doyle McWhinney	✓			✓
Jean-Paul Montupet		✓	Chair
Richard W. Roedel	✓			Chair
James A. Rosenthal		✓		✓

Audit Committee

Current Members:

Dinyar S. Devitre (Chair)

William E. Ford

Nicoletta Giadrossi (since January 1, 2018)

Balakrishnan S. Iyer

Deborah Doyle McWhinney

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists our Board in its oversight of (i) the integrity of our financial statements, (ii) our independent registered public accountants’ qualifications, independence, and performance, (iii) the performance of our internal audit function, and (iv) our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for recommending the appointment of, and the compensation, retention, and oversight of the work of, our independent registered public accountants. The Audit Committee reviews and monitors the Company’s policies and practices with respect to major financial reporting risk exposures. The Audit Committee establishes procedures for reporting compliances and reviews any complaints regarding accounting, internal accounting controls or auditing matters received. The Audit Committee also prepares the report on the Company’s financial statements and its independent registered public accountants that the SEC rules require to be included in the Company’s annual proxy statement or annual report. The Audit Committee is governed by a charter, a copy of which is available at the Company’s website at http://investor.ihsmarkit.com.

Our Board has determined that each member of the Audit Committee satisfies the “independence” requirement of Rule 10A-3 under the Exchange Act, the listing standards of NASDAQ, and the Audit Committee Charter, and meets the financial literacy and sophistication requirements of the listing standards of NASDAQ. In addition, the Board has determined that each of Mr. Devitre, Ms. Giadrossi, Mr. Iyer, and Ms. McWhinney meets the definition of “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Human Resources Committee

Current Members:

John Browne (since January 1, 2018)

Ruann F. Ernst (Chair)

Robert P. Kelly

Jean-Paul Montupet

James A. Rosenthal

The Human Resources Committee has been established by our Board to (i) review, approve and administer our compensation and benefits policies generally, (ii) evaluate executive officer performance and review our management succession plan, (iii) review and approve compensation for our executive officers and other officers for purposes of Section 16 of the Exchange Act, (iv) review and assess risks arising from compensation policies and practices, (v) review management succession planning; (vi) retain and terminate compensation consultants, (vii) review and discuss the “Compensation Discussion and Analysis” disclosure with management and provide a recommendation to the Board regarding its inclusion in the Company’s annual proxy statement or annual report, and (viii) prepare the report on executive officer compensation that the SEC rules require to be included in the Company’s annual proxy statement or annual report. See the “Compensation Discussion and Analysis” for a more detailed description of the functions of the Human Resources Committee. The Human Resources Committee is governed by a charter, a copy of which is available at the Company’s website at http://investor.ihsmarkit.com.

Our Board has determined that each member of the Human Resources Committee satisfies the “independence” requirement of the listing standards of NASDAQ, our Corporate Governance Guidelines and the Human Resources Committee Charter.

Nominating and Governance Committee

Current Members:

John Browne (since January 1, 2018)

Dinyar S. Devitre

Balakrishnan S. Iyer

Robert P. Kelly (Chair)

Jean-Paul Montupet

The Nominating and Governance Committee has been created by our Board to (i) identify individuals qualified to become board members and recommend director nominees to the Board, (ii) recommend directors for appointment to committees established by the Board, (iii) make recommendations to the Board as to determinations of director independence, (iv) oversee the evaluation of the Board, (v) make recommendations to the Board as to compensation for our directors, (vi) develop and recommend to the Board our corporate governance guidelines, business code of conduct and related person transaction policy, (vii) oversee compliance with our corporate governance guidelines, business code of conduct and related person transaction policy, and (viii) review board orientation and continuing education. A more detailed description of certain functions of the Nominating and Governance Committee can be found under “—Director Nominations.” The Nominating and Governance Committee is governed by a charter, a copy of which is available on the Company’s website at http://investor.ihsmarkit.com.

Our Board has determined that each member of the Human Resources Committee satisfies the “independence” requirement of the listing standards of NASDAQ, our Corporate Governance Guidelines and the Nominating and Governance Committee Charter.

Risk Committee

Current Members:

Dinyar S. Devitre

Deborah Doyle McWhinney

Richard W. Roedel (Chair)

James A. Rosenthal

The Risk Committee has been established by our Board to assist our Board in its oversight of the Company’s risk management. In addition to any other responsibilities which may be assigned from time to time by the Board, the Risk Committee is responsible for (i) reviewing and discussing with management the Company’s risk management and risk assessment processes, including any policies and procedures for the identification, evaluation, and mitigation of major risks of the Company, (ii) receiving periodic reports from management as to efforts to monitor, control, and mitigate major risks, (iii) reviewing periodic reports from management pertaining to the Company’s business lines, products, and services, including any major risks with respect to such business lines, products, and services, as the Risk Committee deems appropriate, (iv) reviewing periodic reports from management pertaining to cyber security programmes and data protection controls and such other appropriate information security reports as the Risk Committee deems appropriate, (v) reviewing and discussing with management the Company’s compliance with laws and regulations, including major legal and regulatory initiatives, (vi) reviewing periodic reports from management pertaining to corporate sustainability strategy and initiatives, (vii) reviewing any material complaints received pursuant to the Company’s code of conduct hotline policy (other than complaints regarding accounting, internal accounting controls or auditing matters, which are reviewed by the Audit Committee), (viii) reviewing periodic reports from management on selected risk topics as the Risk Committee deems appropriate from time to time encompassing major risks other than those delegated by the Board to other committees of the Board in their respective charters or otherwise, and (ix) assigning for review to other committees of the Board such selected risk topics identified by the Risk Committee as the Risk Committee determines is appropriate for effective oversight of such risks. The Risk Committee is governed by a charter, a copy of which is available on the Company’s website at http://investor.ihsmarkit.com.

Our Board has determined that each member of the Risk Committee satisfies the “independence” requirement of our Corporate Governance Guidelines and the Risk Committee Charter.

Director Nominations

Our Board nominates directors to be elected at each annual general meeting of shareholders and appoints new directors to fill vacancies when they arise. The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board for nomination or appointment.

In addition to considering an appropriate balance of knowledge, experience, and capability, the Board has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives, and skills. The Nominating and Governance Committee will select candidates for director based on the candidate’s character, judgment, diversity (including gender nationality and ethnicity), business acumen, and ability to act on behalf of all shareholders (without regard to whether the candidate has been nominated by a shareholder). The Nominating and Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to IHS Markit and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Governance Committee believes it appropriate for at least one, and preferably multiple, members of the Board to meet the criteria established by the SEC for an “audit committee financial expert,” and for a majority of the members of the Board to meet the definition of “independent director” under the rules of NASDAQ. The Nominating and Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Prior to each annual general meeting of shareholders, the Nominating and Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual general meeting of shareholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue his or her service, the Nominating and Governance Committee determines not to renominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board, or other event, the Nominating and Governance Committee will consider various candidates for membership, including those suggested by the Nominating and Governance Committee members, by other Board members, by any executive search firm engaged by the Nominating and Governance Committee, or by any nomination properly submitted by a shareholder pursuant to the procedures for shareholder nominations for directors provided in the proxy statement related to the Annual General Meeting and this annual report. As a matter of policy, candidates recommended by shareholders are evaluated on the same basis as candidates recommended by the Board members, executive search firms, or other sources. In 2017, the Nominating and Governance Committee did not engage any executive search firms to assist with identifying qualified Board candidates.

Ms. McWhinney and Ms. Giadrossi are new nominees for election to the Board this year. Their nominations were recommended by the Nominating and Governance Committee and approved by the Board. Ms. McWhinney was formerly on the IHS Inc. board of directors and was appointed by the Board in July 2016 to serve on our Board as an IHS designee. Ms. Giadrossi was recommended by the Nominating and Governance Committee after it reviewed a group of potential candidates that were solicited from members of the Board.

Director Share Ownership Guidelines

We believe that our non-employee directors should have a significant equity interest in the Company. Our Board has adopted an ownership policy in our Corporate Governance Guidelines that requires directors to hold common shares with an aggregate value of at least five times the Board’s annual cash retainer. Vested stock options which are not exercised are not considered for the purposes of director equity ownership. Directors have five years to achieve the holding requirement.

As of December 31, 2017, all of our current directors held shares in excess of their holding requirement except for Mr. Rosenthal, who has until June 2019 to meet his holding requirement, and Lord Browne and Ms. Giadrossi, who each have until December 2023 to meet their holding requirement. Prior to the Merger, Mr. Rosenthal declined to receive director compensation as a member of the Markit board.

Hedging and Pledging Policy

We have a hedging and pledging policy for executive officers and directors in our policy on trading securities that (i) prohibits them from engaging in any hedging transactions that are designed to hedge or speculate on any change in the market value of IHS Markit equity securities and (ii) requires prior approval from the Nominating and Governance Committee before allowing them to hold IHS Markit securities in margin accounts or pledge IHS Markit securities as collateral.

Director Compensation

Our non-employee directors receive compensation for their service on our Board. The objective of our program is to provide non-employee directors compensation that is straight forward, market-competitive and consistent with current peer pay levels, and provides flexibility for income deferrals. The compensation is composed of cash retainers and equity awards. In addition, each of our non-employee directors is reimbursed for reasonable expenses related to meeting attendance and activities related to their duties as directors. The following table sets forth information concerning the non-employee director compensation program in effect at the 2017 fiscal year-end. We believe it is important that non-employee directors build up a significant holding in INFO shares, to align their interests with those of shareholders. The non-employee directors are required to hold five times their annual board retainer and have five years within which to comply with this holding requirement.

Non-employee Director Compensation

Board Retainer	$90,000
Lead Director Retainer	50,000
Committee Chair Retainer
Audit Committee	30,000
Human Resources Committee	30,000
Nominating and Governance Committee	17,500
Risk Committee	30,000
Annual Equity Award(1)	180,000

(1)	The shares underlying the annual equity award value are determined by dividing the value on the grant date by the closing price of our shares on the grant date. Effective as of April 2017, on the day of the Company’s annual general meeting of shareholders each year, each non-employee director shall receive an award consisting of restricted share units whose underlying shares shall have, on the date of grant, a fair market value equal to $180,000. Such awards will vest one year from the grant date.

Non-employee directors compensation is reviewed annually by the Nominating and Governance Committee, with the assistance of the Human Resources Committee and Pay Governance LLC, the committees’ independent compensation consultant. The Nominating and Governance Committee makes recommendations about non-employee director compensation to our Board.

The Nominating and Governance Committee’s most recent review of non-employee director compensation was in April 2017. The Nominating and Governance Committee examined the non-employee director compensation programs of the Company’s peer group and noted that the structure of the non-employee director compensation program generally was consistent with peer practices but that total non-employee director compensation was above peer group norms and could be simplified. The Nominating and Governance Committee recommended eliminating (i) the non-chair committee membership retainer, which was $15,000 for the Audit Committee and $10,000 for the other Board committees, and (ii) the annualized value of an initial equity award upon election, which was a one-time equity award of $150,000 that annualized over 8 years. On the recommendation of the Nominating and Governance Committee, our Board of Directors approved the updated non-employee director compensation program as set forth in the table above. All other components of the non-employee director compensation program remained unchanged.

All equity awards for non-employee directors are determined by the Non-employee Director Equity Compensation Policy and issued pursuant to the 2014 IHS Markit Ltd. Equity Incentive Award Plan. Non-employee directors may elect to defer their cash retainers to deferred share units. In 2017, six non-employee directors elected to defer their cash retainers to deferred share units.

Our bye-laws provide that the Company shall indemnify its officers and directors in respect of their actions and omissions, except in cases of fraud or dishonesty, and that the Company shall advance funds to its officers and directors for expenses incurred in their defense on condition to repay the funds if any allegation of fraud or dishonesty is proved.

In addition, the Company has entered into agreements with its officers and directors to indemnify them against expenses and liabilities to the fullest extent permitted by law.

We also have purchased and maintain a directors’ and officers’ liability insurance policy for the benefit of any officer or director in respect of any loss or liability attaching to him or her in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director.

Director Compensation During 2017

The following table sets forth information concerning the compensation of each of our non-employee directors during the fiscal year, which began December 1, 2016 and ended November 30, 2017. Non-employee directors did not receive any stock options, non-equity incentive plan compensation, or any other compensation that is not otherwise disclosed in the table below. Non-employee directors do not participate in defined benefit and actuarial pension plans or nonqualified defined contribution plans. In addition, non-employee directors may choose to defer receipt of the shares underlying the restricted share units until after their termination of service in the case of the annual equity award; and until after their termination of service or three years after the year in which the compensation was earned in the case of the cash retainers.

Non-employee Director Compensation During 2017

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards($)(2)	Total ($)

Dinyar S. Devitre	$126,667	$179,943	$306,610
Ruann F. Ernst	120,000	179,943	299,943
William E. Ford III	95,000	179,943	274,943
Balakrishnan S. Iyer	98,333	179,943	278,276
Robert P. Kelly	160,833	179,943	340,776
Deborah Doyle McWhinney	98,333	179,943	278,276
Jean-Paul Montupet	96,667	179,943	276,610
Richard W. Roedel	120,000	179,943	299,943
James A. Rosenthal(3)	87,500	119,975	207,475

(1)	Includes the value of deferred share units granted to each of Messrs. Devitre, Ford, Kelly, Montupet, Roedel and Rosenthal in lieu of cash fees. The deferred share units will be distributed in IHS Markit common shares after the director’s service terminates. In the case of Mr. Rosenthal, the deferred share units will be distributed three years after the year in which they were earned with the delivery date being the day of the Annual Meeting of Shareholders.

(2)	The valuation of the share awards is the grant date fair value computed in accordance with FASB ASC Topic 718. Any estimated forfeitures are excluded from values reported in this table. For a discussion of the assumptions made in valuing these awards and a description of how we factor forfeitures into our overall equity compensation expense, refer to “Note 13 – Stock-Based Compensation” to our audited financial statements contained in the Annual Report. Each non-employee director received a pro-rated grant on December 1, 2016 to bridge to the new annual grant date coincident with the date of the Company’s Annual Shareholder Meeting in April 2017.

(3)	Mr. Rosenthal had voluntarily waived his compensation through December 31, 2016 while he was an executive officer of Morgan Stanley, including the pro-rata grant issued to other non-employee directors on December 1, 2016. He began receiving compensation for his duties as a non-employee director of the Company as of January 1, 2017, and received the annual grant coinciding with the date of the Company’s Annual Shareholder Meeting in April 2017.

The following table sets forth information concerning the outstanding share awards held by each non-employee director on November 30, 2017:

Outstanding Share Awards at End of Fiscal Year (#)

Name	Deferred Share Units(1)	Unvested Restricted Share Units(2)	Total Share Awards Outstanding at Fiscal Year End

Dinyar S. Devitre	2,150	6,001	8,151
Ruann F. Ernst	54,953	6,001	60,954
William E. Ford III	2,592	6,001	8,593
Balakrishnan S. Iyer	58,827	6,001	64,828
Robert P. Kelly	4,284	6,001	10,285
Deborah Doyle McWhinney	7,044	6,001	13,045
Jean-Paul Montupet	28,765	6,001	34,766
Richard W. Roedel(3)	132,255	6,001	138,256
James A. Rosenthal	1,643	4,293	5,936

(1)	Represents (a) deferred share units acquired in lieu of receiving cash retainers and will be delivered in IHS Markit shares upon termination of service, and (b) vested annual equity awards that have not yet been released because the director deferred receipt until after termination of service. In the case of Mr. Rosenthal, the deferred share units will be distributed three years after the year in which they were earned with the delivery date being the day of the Annual Meeting of Shareholders. This table excludes deferred share units that were earned during the fourth quarter of 2017 but were not granted until December, after the November 30 close of 2017. The amount deferred for these deferred share units is reported in the “Non-employee Director Compensation During 2017” table.

(2)	Represents unvested restricted share units held by the non-employee directors at fiscal year-end. With the exception of Mr. Rosenthal, each non-employee director had 1,708 unvested share units that vested on December 1, 2017. Each non-employee director has 4,293 unvested share units that will vest on April 5, 2018.

(3)	Mr. Roedel has gifted all of his equity awards to his spouse.

Executive Officers

Set forth below is information concerning our executive officers as of                     , 2018.

Name	Age	Position

Lance Uggla	56	Chairman and Chief Executive Officer
Jonathan Gear	47	Executive Vice President, Resources, Transportation and Consolidated Markets and Solutions
Todd Hyatt	57	Executive Vice President and Chief Financial Officer
Adam Kansler	48	Executive Vice President, Financial Markets
Daniel Yergin	71	Vice Chairman

Executive officers are appointed by our Board until their resignation or until their appointments are revoked by the Board.

Jerre Stead served as our Chairman and CEO in 2017 until his retirement on December 31, 2017.

For part of 2017, the following persons were executive officers of the Company:

●	Shane Akeroyd, Executive Vice President—Global Head of Account Management and Regional Head of Asia Pacific;

●	Jane Okun Bomba, Executive Vice President and Chief Administrative Officer;

●	Sari Granat, Executive Vice President and General Counsel;

●	Randy Harvey, Executive Vice President and Chief Technology Officer;

●	Yaacov Mutnikas, Executive Vice President—Financial Market Technologies;

●	Michele Trogni, Executive Vice President—Consolidated Markets and Solutions; and

●	Michael Easton, Senior Vice President and Chief Accounting Officer (from his appointment to the position in February 2017).

In April 2017, in connection with a realignment of our executive team and clarification of leadership responsibilities since the completion of the Merger, our Board reviewed our executive officers and their positions and responsibilities and determined that Mr. Akeroyd, Ms. Okun Bomba, Ms. Granat, Mr. Harvey, Mr. Mutnikas, Ms. Trogni, and Mr. Easton were no longer executive officers of the Company.

Jeffrey Sisson served as our Executive Vice President and Chief of Staff until his retirement in March 2017.

Heather Matzke-Hamlin served as our Senior Vice President and Chief Accounting Officer until February 15, 2017, when she stepped down from that position to serve as an advisor to our Chief Financial Officer.

A brief biography for each of our current executive officers follows.

Lance Uggla

Information about Mr. Uggla is provided under “Corporate Governance and Board of Directors—Business Experience and Qualification of Board Members.”

Jonathan Gear

Jonathan Gear is Executive Vice President, Resources, Transportation and Consolidated Markets and Solutions (CMS) for IHS Markit, including business lines supporting the automotive, technology, engineering, digital, energy, chemicals, maritime and aerospace industries. Mr. Gear was previously executive vice president of resources and transportation for IHS. Earlier, he served in multiple senior vice president positions and as president/COO of IHS CERA. Mr. Gear previously held leadership positions at Activant Solutions, smarterwork.com, and Booz Allen Hamilton. He holds a B.A. from the University of California, Berkeley, and an MBA from Stanford Graduate School of Business.

Todd Hyatt

Todd Hyatt is Executive Vice President and Chief Financial Officer of IHS Markit. Mr. Hyatt served in those same roles at IHS after previously serving as chief information officer, senior vice president of FP&A, and leading the finance organization for the company’s engineering segment. He also worked for LoneTree Capital, US WEST/MediaOne, AT&T, Arthur Young, and Arthur Andersen. He holds a B.S. in accounting from the University of Wyoming and an M.S. in management from Purdue University.

Adam Kansler

Adam Kansler is Executive Vice President, Financial Markets at IHS Markit, responsible for our Financial Services segment. Mr. Kansler previously served as global co-head of Markit’s information division and head of North American operations. Earlier, Mr. Kansler was Markit’s chief administrative officer and general counsel, leading human resources, legal, corporate communications, risk, regulatory, and strategic alliances. Before joining Markit in 2009, Mr. Kansler spent 17 years with Proskauer LLP as a corporate partner. He holds a B.A. in economics from Hobart College and received his J.D. from Columbia University School of Law.

Daniel Yergin

Daniel Yergin is Vice Chairman of IHS Markit. The Pulitzer Prize-winning author of The Prize and The Quest, Dr. Yergin was vice chairman of IHS and founded IHS CERA. He is an authority on energy, international politics, and economics. His awards include Lifetime Achievement from the Prime Minister of India and the United States Energy Award for “lifelong achievements in energy and the promotion of international understanding.” He holds a B.A. from Yale University and a Ph.D. from Cambridge University, where he was a Marshall Scholar.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 1, 2018, unless otherwise noted, as to common shares beneficially owned by (i) each person who is known by us to own beneficially more than five percent of our common shares, (ii) each of our named executive officers listed in “Table 1. 2017 Summary Compensation Table” under “Executive Compensation Tables,” (iii) each of our directors, and (iv) all our directors and executive officers as a group.

The percentage of common shares beneficially owned is based on 424,712,329 common shares issued and outstanding as of February 14, 2018, the Record Date. We have only one class of shares issued and outstanding, that being common shares, and all holders of our common shares have the same voting rights. Solely for purposes of the following table and accompanying footnotes relating to beneficial ownership of our common shares, the number of common shares issued and outstanding as of the Record Date includes 25,219,470 common shares held by the EBT as further described in footnote 16 to the table below and under “Employee Benefit Trust.”

In accordance with SEC rules, “beneficial ownership” includes voting or investment power with respect to securities.

For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of February 1, 2018. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table each have sole voting and investment power with respect to all common shares beneficially owned by them. We do not know of any arrangements which would result in a change in our control.

	Common Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number(2)	Percentage
Jerre L. Stead(3)	1,408,665	*
Lance Uggla(4)	2,112,683	*
Jonathan Gear	101,435	*
Todd Hyatt	71,575	*
Adam Kansler(5)	575,051	*
John Browne (The Lord Browne of Madingley)	5,000	*
Dinyar S. Devitre	55,765	*
Ruann F. Ernst	72,419	*
William E. Ford(6)	7,806,797	1.84%
Nicoletta Giadrossi	—
Balakrishnan S. Iyer(7)	131,541	*
Robert P. Kelly(8)	81,232	*
Deborah Doyle McWhinney(9)	22,658	*
Jean-Paul Montupet(10)	34,522	*
Richard W. Roedel(11)	215,003	*
James A. Rosenthal(12)	2,136	*
All directors and executive officers as a group (16 persons)	11,441,793	2.68%
The Vanguard Group(13)	34,720,169	8.18%
Artisan Partners(14)	30,868,659	7.27%
Markit Group Holdings Limited Employee Benefit Trust(15)	25,219,470	5.94%
Blackrock, Inc.(16)	23,036,135	5.42%
Wellington Management Group LLP(17)	22,948,719	5.40%

*	Represents less than 1 percent.

(1)	Unless otherwise stated below, the address of each beneficial owner listed on the table is “c/o IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.”

(2)	The number of shares reported as beneficially owned in this column includes restricted share awards, deferred share units, and options that are exercisable within 60 days. Excluded from the table above are options not exercisable within 60 days, unvested RSUs that are reported on the SEC Form 4, and performance share units that may be payable in common shares depending upon the achievement of certain performance goals. The following table presents options not exercisable within 60 days, unvested RSUs that are reported on the SEC Form 4, and performance share units that may be payable in common shares depending upon the achievement of certain performance goals.

	Excluded in Security Ownership Table Above
Name	Options Not Exercisable within 60 Days	Unvested Restricted Share Units with Time-Based Vesting	Unvested Restricted Share Units with Performance-Based Vesting(a)
Jerre L. Stead	—	—	152,091
Lance Uggla	2,533,340	—	320,158
Jonathan Gear	—	208,618	122,548
Todd Hyatt	—	332,804	52,236
Adam Kansler	666,670	28,641	147,466
John Browne (The Lord Browne of Madingley)	—	996	—
Dinyar Devitre	—	4,293	—
Ruann F. Ernst	—	4,293	—
William E. Ford	—	4,293	—
Nicoletta Giadrossi	—	996	—
Balakrishnan S. Iyer	—	4,293	—
Robert Kelly	—	4,293	—
Deborah Doyle McWhinney	—	4,293	—
Jean-Paul Montupet	—	4,293	—
Richard W. Roedel(b)	—	4,293	—
James A. Rosenthal	—	4,293	—
All directors and executive officers as a group (16 persons)	3,200,010	780,561	675,347

(a)	Restricted share units with performance-based vesting are reported at target performance level.

(b)	Mr. Roedel’s reported ownership includes 4,293 restricted share units held by his wife. Mr. Roedel disclaims beneficial ownership of these shares.

(3)	Mr. Stead ceased his role as an executive officer on December 31, 2017. His reported ownership includes 920,764 common shares held by JMJS II LLP, a family trust, and 368,860 common shares pledged as collateral to secure certain personal indebtedness.

(4)	Mr. Uggla’s reported ownership includes 60,464 restricted share awards and 1,266,660 options. Mr. Uggla’s reported ownership does not include common shares held through a trust, of which Mr. Uggla and certain members of his family are beneficiaries.

(5)	Mr. Kansler’s reported ownership includes 11,793 restricted share awards and 492,640 options.

(6)	Mr. Ford’s reported ownership includes 2,004 common shares and 4,793 deferred share units. It also includes 7,800,000 common shares held by General Atlantic Partners Tango, L.P. (“GA Tango”). The general partners of GA Tango are GAP (Bermuda) Limited (“GAP (Bermuda) Limited”) and GAP (Bermuda) General Partner Tango Limited, which is wholly owned by GAP (Bermuda) Limited. The limited partners of GA Tango are the following General Atlantic investment funds: General Atlantic Partners (Bermuda) II, L.P. (“GAP Bermuda II”), GAP Coinvestments III, LLC (“GAPCO III”), GAP Coinvestments IV, LLC (“GAPCO IV”), GAP Coinvestments CDA, L.P. (“GAPCO CDA”), and GAPCO GmbH & Co. KG (“GAPCO KG”). The general partner of GAP Bermuda II is General Atlantic GenPar (Bermuda), L.P. (“GenPar Bermuda”) and the general partner of GenPar Bermuda is GAP (Bermuda) Limited. General Atlantic LLC (“GA LLC”) is the managing member of GAPCO III and GAPCO IV and the general partner of GAPCO CDA. GAPCO Management GmbH (“Management GmbH”) is the general partner of GAPCO KG. The Managing Directors of GA LLC are also the directors and voting shareholders of GAP (Bermuda) Limited. The Managing Directors of GA LLC make voting and investment decisions with respect to securities held by GAPCO KG and Management GmbH. Mr. Ford is the Chief Executive Officer and a Managing Director of GA LLC. Mr. Ford disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The common shares held by GA Tango are pledged as collateral to a third-party lender to secure certain indebtedness of GA Tango. Mr. Ford’s address is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055.

(7)	Mr. Iyer’s reported ownership includes 58,827 deferred share units and 44,456 common shares held in irrevocable trusts for his children.

(8)	Mr. Kelly’s reported ownership includes 6,855 deferred share units.

(9)	Ms. McWhinney’s reported ownership includes 8,752 deferred share units.

(10)	Mr. Montupet’s reported ownership includes 30,966 deferred share units and 3,556 common shares held in irrevocable family trusts.

(11)	Mr. Roedel’s reported ownership includes 11,029 common shares held by a profit sharing plan, as well as 134,621 deferred share units and 69,353 common shares held by his wife. Mr. Roedel disclaims beneficial ownership of these shares.

(12)	Mr. Rosenthal’s reported ownership includes 2,136 deferred share units.

(13)	This information was obtained from the Schedule 13G/A filed with the SEC by The Vanguard Group (“Vanguard”) on February 8, 2018. Vanguard has sole voting power over 536,347 common shares, shared voting power over 84,300 shares, sole dispositive power over 34,116,504 common shares, and shared dispositive power over 603,665 common shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 404,260 common shares as a result of its serving as an investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 328,561 common shares as a result of its serving as investment manager of Australian investment offerings. To the knowledge of Vanguard, it does not hold more than five percent of the class on behalf of another person. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(14)	This information was obtained from the Schedule 13G/A jointly filed with the SEC on February 7, 2018 by Artisan Partners Limited Partnership (“APLP”), Artisan Investments GP LLC, Artisan Partners Holdings LP, and Artisan Partners Asset Management Inc. (collectively, “Artisan Partners”). Artisan Partners has shared voting power over 28,587,579 common shares and shared dispositive power over 30,868,659 common shares. These securities have been acquired on behalf of discretionary clients of APLP. Persons other than APLP are entitled to receive all dividends from, and proceeds from the sale of, those shares. None of those persons, to the knowledge of Artisan Partners, has an economic interest in more than 5% of the class. The address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(15)	This information was obtained from the Schedule 13G/A filed with the SEC on January 23, 2017 by Intertrust Employee Benefit Trustee Limited. Intertrust Employee Benefit Trustee Limited (“IEBTL”) is the trustee of the Markit Group Holdings Limited Employee Benefit Trust (the “EBT”) and has the shared power to vote, direct the voting of, dispose of and direct the disposition of all the common shares held by the EBT. The address for IEBTL is 44 Esplanade, St Helier, Jersey JE4 9WG, Channel Islands. Unless IHS Markit directs otherwise, IEBTL may not vote any of the shares held by the EBT and is also generally obliged to forgo dividends.

(16)	This information was obtained from the Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on February 1, 2018. BlackRock has sole voting power with respect to 19,881,815 shares and sole dispositive power with respect to 23,036,135 shares through the following subsidiaries: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; BlackRock Capital Management, Inc.; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd. According to the Schedule 13G filed by BlackRock, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common shares, and no one person’s interest in our common shares was more than 5% of the total outstanding common shares, as of the date the Schedule 13G/A was filed. The address of Blackrock is 55 East 52nd Street, New York, NY 10055.

(17)	This information was obtained from the Schedule 13G/A jointly filed with the SEC by Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP and various affiliates (“Wellington”) on February 8, 2018. Wellington has shared voting power over 12,837,175 common shares and shared dispositive power over 22,948,719 common shares. The common shares are beneficially owned by Wellington Group Holdings LLP, Wellington Investment Advisors LLP, Wellington Management Global Holdings, Ltd. and one or more of the following investment advisors (the “Wellington Investment Advisors”): Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd., Wellington Management Hong Kong Ltd., Wellington Management International Ltd., Wellington Management Japan Pte Ltd., and Wellington Management Australia Pty Ltd. Wellington Management Group LLP is the parent holding company of certain holding companies and the Wellington Investment Advisers. The common shares are owned of record by clients of one or more of the Wellington Investment Advisers, such clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such common shares, and no such client is known to have such right or power with respect to more than five percent of the common shares. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address of Wellington is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

Employee Benefit Trust

The Markit Group Holdings Limited Employee Benefit Trust (the “EBT”) is a discretionary trust established by a deed dated January 27, 2010 between Markit Group Holdings Limited and Intertrust Employee Benefit Trustee Limited (the “trustee”), as trustee of the EBT, through which shares and other benefits may be provided to IHS Markit’s existing and former employees in satisfaction of their rights under any compensation or share incentive arrangements established by IHS Markit. The trustee is an independent provider of fiduciary services based in Jersey, Channel Islands. The EBT will terminate on January 27, 2090, unless terminated earlier by the trustee.

No current or former employee has the right to receive any benefit from the EBT unless and until the trustee exercises its discretion to confer a benefit. Neither IHS Markit nor any of its subsidiaries is permitted to be a beneficiary of the EBT. Subject to the exercise of the trustee’s discretion, shares held by the EBT may be delivered to such employees in satisfaction of their rights under any share incentive arrangements established by IHS Markit. We may make nonbinding recommendations to the trustee regarding the EBT.

The Trustee may amend the EBT, subject to our consent, but not in any manner that would confer on IHS Markit any benefit or possibility of benefit. The principal activity of the EBT has been to acquire shares in Markit from its existing and former employees and to hold such shares for their benefit. Unless we direct otherwise, the trustee of the EBT may not vote any of the common shares held by the EBT and is also generally obliged to forgo dividends. See “Information Concerning Solicitation and Voting—Who Can Vote.”

We have historically funded the EBT’s acquisition of common shares through interest-free loans that are repayable on demand, but without recourse to any assets other than those held by the trustee in its capacity as trustee of the EBT.

Section 16(a) Beneficial Ownership Reporting Compliance

For 2017, the officers and directors of IHS Markit voluntarily complied with the rules of Section 16(a) of the Exchange Act that require ownership reports to be filed on Forms 3, 4, and 5 with the SEC.

Based solely on our review of the copies of such forms we have received and written representations from our executive officers and directors that they filed all applicable reports, we believe that, in 2017, all filings normally required by officers and directors under Section 16(a) were voluntarily filed on a timely basis, except as follows:

●	On May 5, 2017, Robert Kelly had 316 shares repurchased by the Company to cover taxes upon the vesting of restricted stock awards and should have filed a Form 4 on or before May 9, 2017. Due to administrative error, Mr. Kelly reported this transaction on a Form 4 filed with the SEC on November 29, 2017.

●	On May 5, 2017, Dinyar Devitre had 229 shares repurchased by the Company to cover taxes upon the vesting of restricted stock awards and should have filed a Form 4 on or before May 9, 2017. Due to administrative error, Mr. Devitre reported this transaction on a Form 4 filed with the SEC on November 29, 2017.

As of December 1, 2017, IHS Markit was no longer a foreign private issuer and subject to the informational requirements of the Exchange Act applicable to U.S. domestic issuers, including Section 16 of the Exchange Act.

Report of the Audit Committee

The following report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by IHS Markit under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control, and legal compliance functions by approving the services performed by the Company’s independent registered public accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board. The Company’s management is responsible for preparing the Company’s financial statements. The independent registered public accountants are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants.

To fulfill that responsibility, the Audit Committee has regularly met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2017 were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.

The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 16 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

As part of that review, the Audit Committee received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management, including any matters in those written disclosures. Additionally, the Audit Committee considered whether the provision of non-audit services was compatible with maintaining such accountants’ independence.

The Audit Committee has discussed with internal accountants and independent registered public accountants, with and without management present, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the Audit Committee approved and recommended to the Board the inclusion of the audited financial statements for fiscal year 2017 in the IHS Markit Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board:

Mr. Dinyar S. Devitre, Chair

Mr. William Ford

Ms. Nicoletta Giadrossi (since January 1, 2018)

Mr. Balakrishnan S. Iyer

Ms. Deborah Doyle McWhinney

Report of the Human Resources Committee

The Human Resources Committee of the Board has reviewed and discussed with Company management the Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussion, the Human Resources Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the members of the Human Resources Committee of the Board:

Dr. Ruann F. Ernst, Chair

John Browne (The Lord Browne of Madingley) (since January 1, 2018)

Mr. Robert P. Kelly

Mr. Jean-Paul Montupet

Mr. James A. Rosenthal

The foregoing report of the Human Resources Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by IHS Markit under the Securities Act or the Exchange Act.

Compensation Discussion and Analysis

Overview

This section provides an overview and analysis of our compensation programs and policies, material compensation decisions made during 2017 under those programs and policies, and the material factors considered in making those decisions.

We have delivered a full year of operations as a merged company to create strong value for shareholders. Our share price increased from $35.94 per share on November 30, 2016 to $44.62 per share on November 30, 2017, delivering 2017 shareholder return of 24 percent, as discussed further under “—Financial Performance.”

The Company’s compensation programs are objective and performance-based, and the Company has adopted certain market best practices that minimize material risk to shareholders. Our executive officers have a compensation program that includes (a) a competitive base salary, (b) an annual incentive tied to pre-established financial goals, and (c) long-term incentives also tied to pre-established financial goals aimed to motivate and retain executives while driving the long-term performance of the Company.

Since the Merger and during the entirety of 2017, IHS Markit qualified as a foreign private issuer (as defined in Rule 3b-4 under the Exchange Act). Effective as of December 1, 2017, the Company no longer qualified as a foreign private issuer and is now subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended, applicable to U.S. domestic issuers, including with respect to compensation disclosure.

For purposes of this Compensation Discussion and Analysis, the Human Resources Committee of the Board is referred to as the “HR Committee.”

Financial Performance

In 2017, we successfully completed a significant portion of our key Merger integration activities and delivered significant value to shareholders, as demonstrated by the information in the following table. Accounting rules require that we report financial information as a consolidated company only from the date of the completion of the Merger. As a supplement to the required consolidated results, we have provided 12 months of combined fiscal year 2016 results in the following table to facilitate understanding of year-over-year changes.

Table 1. Financial Performance
Financial Performance (fiscal years)	2017	2016	% Change
Revenue (in millions)	$3,599.7	$3,450.9	4%
Adjusted EPS	$2.07	$1.80	15%
Share Price as of November 30	$44.62	$35.94	24%

Throughout this Compensation Discussion and Analysis, we refer to Adjusted EBITDA and Adjusted EPS. These are non-GAAP financial measures used to supplement our financial statements which are based on U.S. generally accepted accounting principles (“GAAP”). For a definition and discussion of these measures, see “Definitions of Non-GAAP Financial Measures.” We also refer to Revenue which is a GAAP financial measure. Unless otherwise stated or the context requires, all references to Revenue, Adjusted EBITDA and Adjusted EPS refer to corporate revenue, Adjusted EBITDA and Adjusted EPS.

Shareholder Return

As shown below, Total Shareholder Return of the Company since our initial public offering was 15 percent higher than the S&P 500 Index during the same period. A $100 investment made on June 19, 2014 in our shares would be worth approximately $167 as of November 30, 2017, whereas the same investment in the S&P 500 Index would be worth approximately $145. Total Shareholder Return represents the cumulative share price appreciation plus reinvestment of dividends on the ex-dividend date.

Because Markit was the legal acquirer and surviving public company in the Merger, these shareholder return calculations are based on the beginning value of Markit shares pre-Merger and IHS Markit shares following the Merger.

For 2017, Total Shareholder Return grew 24 percent, modestly exceeding the S&P 500 Index. A $100 investment made on December 1, 2016 in our shares would be worth approximately $124 as of November 30, 2017, whereas the same investment in the S&P 500 Index would be worth approximately $123.

Leadership Structure

The IHS Markit executive officers not only have remained relatively stable since the Merger, but have also continued to deliver strong growth in their respective operations. Mr. Stead, former Chairman and CEO of IHS, served as our Chairman of the Board and CEO throughout 2017. Mr. Uggla, former Chairman and CEO of Markit, served as our President and Chief Operating Officer throughout 2017. Mr. Uggla assumed the role of Chairman of the Board and CEO on January 1, 2018 following Mr. Stead’s retirement, a planned succession that was announced at the time of the Merger.

In April 2017, in connection with a realignment of the Company’s executive team and clarification of leadership responsibilities since the completion of the Merger, the Board, upon recommendation from the Nominating and Governance Committee, reviewed the Company’s executive officers. Based on the post-integration positions and responsibilities of the senior leadership team, the Nominating and Governance Committee recommended and the Board designated the CEO, President, Vice Chairman, Chief Financial Officer, and the heads of the business segments as executive officers of the Company.

As of November 30, 2017, the Company’s executive officers were:

Name	Title	Executive Officer	NEO

Jerre Stead	Chairman of the Board and Chief Executive Officer (the “CEO”)	✓	✓

Lance Uggla	President and Chief Operating Officer (the “President”)	✓	✓

Todd Hyatt	Executive Vice President and Chief Financial Officer (the “CFO”)	✓	✓

Jonathan Gear	Executive Vice President, Resources, Transportation and CMS	✓	✓

Adam Kansler	Executive Vice President, Financial Markets	✓	✓

Daniel Yergin	Vice Chairman	✓

Jerre Stead served as our Chairman and CEO in 2017 until his retirement on December 31, 2017. Detailed information about our other executive officers can be found under “Corporate Governance and Board of Directors—Executive Officers.”

Shareholder Engagement

As discussed above, engagement with our shareholders has always been a significant priority for us. As a result of our shareholder engagement, we have made a number of changes to our disclosures and practices, including with respect to compensation. For example, some of our shareholders inquired about the run rate for our equity compensation and we are actively managing our share usage. For 2017, we limited our annual equity award dilution to a maximum annual run rate of 1.25 percent of total shares outstanding and for 2018, we are committed to limiting our annual equity award dilution to a maximum annual run rate of 1.00 percent of total shares outstanding. For more information on other changes we made in response to our shareholder engagement, please see “Corporate Governance and Board of Directors—Shareholder Engagement.”

Corporate Governance

The HR Committee has adopted compensation governance policies and practices that are designed to ensure effective oversight of the Company’s executive compensation programs while driving Company performance and aligning management’s interests with that of our shareholders:

Corporate Governance Practice	Description
Pay-for-Performance	We tie compensation to performance by having the majority of total target compensation comprised of performance-based components that are linked to financial goals of the Company. For our CEO and President, 100 percent of their long-term equity based incentives are in the form of restricted share units with performance-based vesting (“performance share units” or “PSUs”).

Share Ownership Guidelines	We believe that it is important that senior executives and directors build up a significant holding in our common shares to align their interests with those of shareholders. Senior executives and directors are required to hold a number of our common shares and restricted share units with time-based vesting (“RSUs”) with an aggregate value equal to a multiple of base salary or annual director fees, as applicable. Each of the CEO and the President are required to hold six times base salary; the Vice Chairman of the Company is required to hold four times base salary; and each other executive officer is required to hold three times base salary. The non-employee directors of the Board are required to hold five times their annual board retainer. Unvested awards and unexercised options do not count towards the holding requirement although they may be reviewed to ensure the executive officer has adequate opportunity to meet the guidelines. Deferred share units count towards the ownership guidelines. Shares held indirectly but with a beneficial interest (e.g., shares held by spouse or a family trust) count towards the ownership guidelines.

Hedging and Pledging Policy	We have a hedging and pledging policy for executive officers and directors that (a) prohibits them from engaging in any hedging transactions that are designed to hedge or speculate on any change in the market value of IHS Markit equity securities, and (b) requires prior approval from the Nominating and Governance Committee before allowing them to hold IHS Markit securities in margin accounts or pledge IHS Markit securities as collateral.

Incentive Compensation Recoupment (clawback) Policy	We may require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award, whether in the form of cash or equity, made or granted to any current or former executive officer during the three-year period preceding a “Triggering Event,” as defined in our policy on recovery of incentive compensation.

Engagement with Shareholders	As mentioned above, we engage actively with our major shareholders, as well as leading institutional investors throughout the year regarding executive compensation and corporate governance matters.

Limit on Equity Dilution	As mentioned above, we made a commitment to shareholders limiting our annual equity award dilution in 2017 to a maximum annual run rate of 1.25 percent of total shares outstanding, and we intend to continue to manage and further improve our equity award share usage. For 2018, we are committed to limiting our annual equity award dilution to a maximum annual run rate of 1.00 percent of total shares outstanding.

No Excise Tax Gross-ups	No NEO has any excise tax gross-up protection.

No Shareholder Rights Agreement	We do not currently have a shareholder rights agreement, commonly referred to as a poison pill.

No Single Trigger on Equity Awards	Beginning in 2017, we have unified equity award terms so that awards will not automatically vest in the event of a change in control.

Independent Compensation Committee	All members of the HR Committee are independent as required by NASDAQ, our Corporate Governance Guidelines and the HR Committee charter.

Independent Compensation Consultant	The HR Committee has retained Pay Governance LLC (“Pay Governance”) as an independent compensation consultant. Pay Governance performs no other services for the Company and has no conflicts of interest.

2017 Executive Compensation Philosophy

Our executive compensation program for 2017 is geared towards driving long-term, sustainable business performance. It is governed by the following guiding principles:

●	It is fully consistent with our business objectives and strategy.

●	It drives accountability and transparency, and aligns executive compensation with shareholders’ interests.

●	It supports our mission, vision and values.

●	The philosophy is designed to attract, retain and motivate top talent.

●	Our programs are globally consistent and locally competitive.

●	Our short-term incentives are aligned to key business objectives appropriate to colleague role and business segment.

●	We provide long-term incentives that align colleague and shareholder interests and promote shareholder return.

●	We have a pay-for-performance culture that is incentivized to achieve business performance that will sustain growth across the Company.

●	The program takes into account both affordability and IHS Markit’s risk appetite, ensuring that our incentive plans do not encourage any undue risk taking, and strive to avoid any undue complexity; and

●	The program strengthens alignment with shareholders, through significant share ownership guidelines that apply to both executive officers and directors.

With these guiding principles, we have operationalized the program as follows:

●	The program reasonably balances: (i) fixed versus variable pay and (ii) short- versus long-term incentives.

●	All incentive plans have specific, financial-based metrics that directly support our near-term and long-term business objectives.

●	The annual incentive performance metrics for executive officers are Revenue and Adjusted EBITDA with an individual modifier that provides reasonable levels of upside and downside leverage.

●	Long-term incentives were delivered in the form of PSUs and RSUs to manage dilution.

●	PSUs are earned based on three-year cumulative adjusted earnings per share (“Adjusted EPS”) growth with a Total Shareholder Return (“TSR”) modifier that prevents above-target payouts if TSR performance is below the 50th percentile of the S&P 500.

●	Both short- and long-term incentives are subject to (1) threshold levels of performance below which no incentives are paid; and (2) performance caps above which no additional incentives are paid.

●	The program delivers competitive benefits to complement the other components of the remuneration package.

2017 Executive Compensation Design and Actions

In 2017, our executive officers had a compensation program that included:

Pay Element	Pay Philosophy	Components	Performance Element
Long-Term Equity Based Incentive

Long-term incentive target (stated as a percent of base salary) aimed to support long-term strategy and alignment with shareholders by tying a significant portion of total pay to long-term Company financial and share price performance

No time-based vesting equity awards for CEO and President

		100% PSUs for CEO and for President 50% PSUs and 50% RSUs for other NEOs PSUs—payout opportunity 0% – 200% of target	Linked to share price and Company performance TSR modifier to ensure a direct connection between executive officers and shareholders relative to our performance against the S&P500

Cash Incentive

Annual incentive target (stated as a percent of base salary) aimed to motivate and provide annual recognition of superior operational and financial performance

The HR Committee sets appropriate performance

		Cash—payout opportunity 0% – 200% of target Threshold performance results in a bonus payout equivalent to a percentage	Revenue Adjusted EBITDA

Pay Element	Pay Philosophy	Components	Performance Element
	targets at the start of each financial year	of the maximum No bonus is payable for below-threshold performance

Benefits	Provided as part of a competitive and cost-effective overall remuneration package	Medical insurance Life insurance 401(k) plan (or other type of pension scheme) and matching contributions Voluntary deferred compensation plan	The cost of providing such benefits may vary from year to year, reflecting the cost to the business

Base Salary	Competitive level of fixed pay to recognize individual’s role, expertise, experience, and responsibilities	Cash—base salary is paid in installments during the year	Evaluated annually Individual performance considered when assessing individual pay level

Compensation Benchmarking

While the HR Committee considers the individual elements of compensation for each executive versus the peer group data, it makes its compensation determinations based on total pay. The HR Committee does not rely solely on peer group compensation data in making its individual compensation determinations. Generally, the HR Committee aims to provide total pay opportunities to our executives based on consideration of a number of factors, including pay levels for executives in similar positions within our peer group, nature and scope of each executive’s duties, individual experience and performance, and internal pay positioning.

With the advice of Pay Governance, the independent executive compensation consultant retained by the HR Committee, the HR Committee selected a peer group of 18 companies to be used in benchmarking executive pay. The peer group was developed with consideration given to: key competitors identified in interviews with legacy IHS and legacy Markit executives; the composition of legacy IHS and legacy Markit compensation peer groups; and industry and size (revenue, EBITDA, market cap) factors. In this peer group, IHS Markit was at the 52nd percentile for revenue and the 60th percentile for market capitalization.

The companies identified as our peer group in 2017 were:

IHS Markit Peer Group for 2017 Compensation Benchmarking

DXC Technology Company(1)	DST Systems, Inc.	The Dun & Bradstreet Corporation
Equifax Inc.	FactSet Research Systems Inc.	Fidelity National Information Services Inc.
Fiserv, Inc.	Gartner, Inc.	Informa plc
Moody’s Corporation	MSCI Inc.	Nielsen Holdings plc
RELX PLC	S&P Global, Inc.	Thomson Reuters Corporation
TransUnion	Verisk Analytics, Inc.	Wolters Kluwer N.V.

(1)	Computer Sciences Corporation (CSC), which was in our peer group, merged with the HP Enterprise business in 2017 and a new company was created, DXC Technology Company. CSC was deemed the accounting acquirer for that merger and therefore our peer group replaces CSC with DXC Technology Company as a continuation of CSC.

Total Pay Mix

For 2017, variable compensation represented 87 percent of the direct compensation for both the CEO and the President, and 79 percent of the direct compensation for the other NEOs.

2017 Fixed and Variable Pay Elements

Base Salary

Following the Merger, changes were made to the base salary of the CEO and the President, Messrs. Stead and Uggla, for 2017. Both leaders had significant responsibilities during our period of transition and integration. The HR Committee recommended Mr. Uggla receive a salary that is market-competitive and after reviewing his 2016 salary compared to our peer group, determined that his salary was not competitive for his role given the increased size of the merged company. The HR Committee recommended a new salary aligned with peer and competitive analysis. The HR Committee also determined that it was appropriate to eliminate Mr. Uggla’s perquisites by an amendment to his employment contract effective December 1, 2016. Pursuant to this amendment, his base salary compensation was increased to $1,200,000. The HR Committee determined that the Company should stop offsetting Mr. Stead’s salary with his pension payments and increased his salary to $1,200,000. As a result, in their roles as CEO and President, Messrs. Stead and Uggla had equal compensation opportunities tied to the same overall IHS Markit performance goals, which aligns with the announcement made at the time of the Merger that Mr. Uggla will assume the role of Chairman of the Board and CEO upon Mr. Stead’s retirement on December 31, 2017.

With respect to the remaining NEOs, base salaries remained unchanged, except for Mr. Kansler, whose role was expanded after the Merger to include business performance responsibilities for the entire Financial Services segment rather than just the Information sub-segment. Following a review of Mr. Kansler’s expanded role due to the restructuring of the commercial operating groups and his assumption of leadership over the entire Financial Services business segment, as well as an analysis of internal equity and external market data, the HR Committee approved an increase of his base salary of 10% from $500,000 to $550,000.

Cash Incentive Plan

In 2017, the HR Committee approved a cash incentive plan for executive officers providing target incentive opportunities as a percentage of base salary that could pay out above or below target based on financial and individual performance (with payout ranges from 0 percent to 200 percent of target). The HR Committee approved Adjusted EBITDA and Revenue as the financial metrics to determine payouts, changing the 2016 financial metrics slightly from Adjusted EBITDA Margin to Adjusted EBITDA. While both Adjusted EBITDA and Adjusted EBITDA Margin are profitability indicators, Adjusted EBITDA is an absolute dollar measure, while Adjusted EBITDA Margin measures Adjusted EBITDA divided by Revenue. The Adjusted EBITDA target is developed based on Revenue and assumed Adjusted EBITDA Margin. The HR Committee decided to use Adjusted EBITDA because it requires a certain level of profitability irrespective of Revenue performance and therefore is a better measure of company profitability. The annual cash incentive plan bonus payouts initially were developed using the metrics set forth in the following table.

Table 2. Cash Incentive Plan Metrics
		Adjusted EBITDA (60%)		Revenue (40%)
Level	Performance as a Percentage of Target	2017 Goal	Payout as a Percentage of Target	2017 Goal	Payout as a Percentage of Target
Maximum	103%	$1,463	200%	$3,682	200%
Above Target	101.5%	$1,441	150%	$3,629	150%
Target	100%	$1,420	100%	$3,575	100%
Threshold	97%	$1,377	50%	$3,468	50%
Below Threshold	<97%	<$1,377	0%	<$3,468	0%

As a result of acquisitions which occurred in 2017 and foreign exchange changes to measure Revenue on a constant currency basis, the HR Committee adjusted the Revenue goals by approximately $45 million ($15 million for acquisitions and $30 million for foreign exchange changes). No adjustments were necessary for Adjusted EBITDA, as acquisitions contributed no profit, and foreign exchange impact on expenses approximately offset Revenue impact. The adjusted financial metrics and actual 2017 results are set forth in the following table.

Table 3. Adjusted Cash Bonus Metrics and Actual Results
		Adjusted EBITDA (60%)		Revenue (40%)		Weighted Average Total Payout as a Percentage of Target
Level	Performance as a Percentage of Target	2017 Goal	Payout as a Percentage of Target	2017 Goal	Payout as a Percentage of Target
Maximum	103%	$1,463	200%	$3,729	200%
Above Target	101.5%	$1,441	150%	$3,674	150%
Target	100%	$1,420	100%	$3,620	100%
Actual		$1,390	65%	$3,600	91%	75%
Threshold	97%	$1,377	50%	$3,511	50%
Below Threshold	<97%	<$1,377	0%	<$3,511	0%

The cash incentive plan included a performance modifier to align executive interests with those of shareholders by reducing the payout level in the event of an Adjusted EBITDA shortfall after the individual performance achievement is calculated. Because the Company delivered solid Revenue and Adjusted EBITDA results with improving performance throughout the year, the HR Committee, in its discretion, decided it was not necessary to apply the modifier.

Based on achievement of the above-stated goals, the NEOs received actual annual cash incentive plan bonus payouts for 2017 as follows:

Table 4. NEO 2017 Cash Bonus
Name	2017 Cash Bonus Target (%)	2017 Cash Bonus Target ($)	2017 Cash Bonus Actual (%)	2017 Cash Bonus Actual ($)
Jerre Stead	150%	$1,800,000	75%	$1,350,000
Lance Uggla	150%	1,800,000	75%	1,350,000
Todd Hyatt	75%	451,350	75%	338,513
Jonathan Gear	75%	412,500	75%	309,375
Adam Kansler	75%	412,500	75%	309,375

Long-Term Incentive Awards

To make efficient and effective use of shares, equity incentives are in the form of PSUs and RSUs. PSUs cliff vest after three years and pay out based upon performance against cumulative three-year financial goals. RSUs vest ratably over three years. We believe that our current three-year vesting period strikes an appropriate balance between incentivizing long-term strategic thinking and retaining key senior talent.

The HR Committee determined that the CEO and the President, who have significant control and impact on long-term value creation, would be awarded long-term incentive awards in the form of 100% PSUs. The HR Committee determined that the other NEOs (other than the CEO and the President), who have responsibility for long-term value creation but also shorter-term results and the execution of strategy, would be awarded long-term incentive awards in a ratio of 50% PSUs and 50% RSUs.

Table 5 sets out the long-term incentive awards awarded by the HR Committee to the NEOs in 2017 as part of their annual performance compensation. The awards were granted on February 1, 2017 with a grant date share price of $39.45, except as noted below.

Table 5. NEO 2017 Long-Term Incentive Awards
Name	PSUs at Target (#)(2b)	PSUs at Threshold (40%)($)(2a)	PSUs at Target (100%)($)(2b)	PSUs at Maximum (200%)($)(2c)	RSUs (#)	RSU Grant Date Value ($)
Jerre Stead	152,091	$2,399,996	$5,999,990	$11,999,980	—	—
Lance Uggla	152,091	2,399,996	5,999,990	11,999,980	—	—
Todd Hyatt	25,348	399,991	999,979	1,999,957	25,349	$1,000,018
Jonathan Gear(1)	25,999	415,006	1,037,516	2,075,031	25,999	1,037,516
Adam Kansler	17,110	269,996	674,990	1,349,979	17,111	675,029

(1)	Mr. Gear received 17,427 PSUs and 17,427 RSUs on February 2, 2017 with a grant date share price of $39.45, and Mr. Gear received 8,572 PSUs and 8,572 RSUs on April 5, 2017 with a March 20 to March 31 10-day average share price of $40.83.

(2)	Performance for PSUs is measured in terms of 3-year cumulative Adjusted EPS and 3-year TSR relative to S&P 500 companies. The performance and payout schedule for 2017 awards is:

2017 - 2019 Performance	3-Yr Cumulative Adj. EPS Payout as a Percent of Target	x	3-Yr Relative TSR Multiple of Award	=	PSU Award as a Percent of Target
(a) Minimum	50%		0.80		40%
(b) Target	100%		1.00		100%
(c) Maximum	167%		1.20		200%

Special Awards

The Company provided special one-time awards to our most senior leaders to ensure stability within the Company’s executive team through the Merger integration and CEO succession, and to incentivize them to drive the Company and our strategic plan forward. The awards are described below and in “Table 1. 2017 Summary Compensation Table” under “Executive Compensation Tables.”

Todd Hyatt

The HR Committee approved a special grant of RSUs to Mr. Hyatt to ensure his continued focus on the success of the Company through July 2020 (the four-year anniversary of the Merger). Mr. Hyatt, as the CFO of IHS prior to the Merger, is instrumental to the success of the transition. Mr. Hyatt agreed to a temporary assignment through mid-2017 in London, where Mr. Uggla and our corporate headquarters are located, to support integration activities, CEO management transition, and development of forward company strategy. The special grant was provided for Mr. Hyatt to incentivize these activities and provide necessary continuity to the accounting and finance function for the Company. The grant was made on February 1, 2017 with a total grant date value of $5 million. Of these awards, 40 percent will vest in December 2018 and 60 percent will vest in July 2020, subject to Mr. Hyatt continuing to be employed on the vesting dates. In exchange for this special grant, Mr. Hyatt relinquished his rights under a prior agreement, providing, among other things, additional protections for the Company in the event of Mr. Hyatt’s resignation and the removal of certain severance provisions: the prior agreement had provided that Mr. Hyatt could receive severance payments and benefits upon a resignation between July 12, 2018 and January 31, 2019.

Jonathan Gear

In connection with an agreement to amend and restate Mr. Gear’s employment agreement, providing, among other things, additional protections for the Company in the event of Mr. Gear’s resignation and removing certain severance provisions (including provisions that Mr. Gear could receive severance payments and benefits upon a resignation between July 12, 2018 and January 31, 2019), the HR Committee approved four special long-term incentive award grants to Mr. Gear to ensure his continued efforts through December 2021. Mr. Gear successfully led the energy/resources business out of an industry slump with the achievement of cost and revenue synergies, and has the knowledge and expertise to continue to help lead the Company through a successful integration, especially in light of the CEO leadership transition. We amended and restated his employment agreement so that his arrangement would be aligned with that of his peers at the Company. He received three PSU grants with a total grant date value of $3.208 million. Each PSU grant cliff vests based on actual performance against 3-year financial goals (2017-19, 2018-20, and 2019-21) and the value is annualized over the full 5-year vesting cycle of the awards. Mr. Gear also received an RSU grant with a total grant date value of $3.208 million that is annualized over a 4-year, 8-month vesting schedule with the final tranche vesting on December 31, 2021.

Adam Kansler

Following a review of Mr. Kansler’s expanded role due to the restructuring of the commercial operating groups and his assumption of leadership over the entire Financial Services business segment, as well as an analysis of internal equity and external market data, the HR Committee approved three special grants of PSUs for Mr. Kansler to ensure his continued efforts through December 2022. Mr. Kansler’s role at the Company has expanded significantly. Prior to the Merger, he ran the Information sub-segment (with $526 million of revenue in 2016) and upon the restructuring of the Company, he assumed responsibility for the entire Financial Services segment (with $1,233 million of revenue in 2017) and successfully achieved cost and revenue synergies in his expanded role. His continued efforts are important to the Company’s success as he has both deep knowledge of this complex industry segment and important customer relationships. Mr. Kansler’s three special awards had a total grant date value of $5.032 million. Each grant cliff vests based on actual performance against 3-year financial goals (2017-19, 2018-20, and 2019-21) and the value is annualized over the full 5-year vesting cycle of the awards. The timing of the grant was tied to the restructuring of the commercial groups and the responsibilities of Mr. Kansler’s new role and reflects the maintenance of internal equity of similarly situated executives.

Target Setting Process

The performance measures we currently use in our cash incentive and long-term incentive plans are all financial or share-based. Our performance management process, which we use throughout IHS Markit, assesses executives against both financial and non-financial objectives. The executives’ performance against their individual objectives ultimately supports our financial performance, so we believe it is appropriate that financial measures remain the key incentive plan measures. These seek to ensure that the executives deliver the underlying financial performance of the business, whilst clearly aligning with the interests of shareholders.

For all elements of our incentive programs, we take a number of factors into account when setting targets, including both internal and external expectations. These include brokers’ earnings estimates, competitors’ earnings estimates, wider economic expectations, the latest internal projections for the current year, the budget, and the strategic plan. The HR Committee spends a great deal of time considering targets at different time periods throughout the year before they are finalized. Targets are structured as a sliding scale, with maximum awards only payable for the achievement of significant levels of performance.

Benefits and Perquisites

The Company provided its NEOs with life and medical insurance, and other benefits generally available to all colleagues. IHS Markit sponsors a qualified defined contribution plan (401(k) for U.S. colleagues) that provides matches to employee contributions. The Company also offered U.S. colleagues an opportunity to participate in a voluntary deferred compensation program through which they could defer a portion of their annual cash compensation. The deferred compensation program was terminated effective November 15, 2017.

The Company believes that perquisites should be kept to a minimum, and in most cases, our NEOs did not receive perquisites that exceeded the $10,000 disclosure threshold. However, Mr. Hyatt’s expatriate assignment in London, which began in 2016, continued into 2017. His 2017 expatriate benefits, which were approved by the legacy IHS Human Resources Committee prior to the Merger, included a cost of living differential, housing, transportation and utilities allowance, tax preparation, and tax equalization with a total value in 2017 of $1,380,225. Mr. Hyatt’s assignment in London ended in August 2017 and he no longer receives any perquisites other than tax preparation and equalization on reported UK income.

2018 Executive Compensation Program Design

In 2018, our executive officers will continue to have a strong target-based compensation program that includes: a competitive base salary, an annual cash incentive award target that is tied to pre-established financial goals and which may be delivered in a mix of cash and equity, and a long-term equity incentive award target that also is tied to pre-established financial goals. The objectives of both the annual and the long-term incentive awards are to reward, motivate and retain executives while driving the long-term performance of the Company. We continue to move towards a total rewards compensation philosophy, using a mix of cash and equity awards to deliver total compensation at competitive levels.

The elements of pay for executive officers (including NEOs) in 2018 are set forth below:

Element	Design Summary

Base Salary	Competitive level of fixed pay to recognize individual’s role, expertise, experience, and responsibilities.

Annual Cash Incentive Plan

Annual cash incentive target stated as a percentage of base salary.

Total pool funding for annual cash incentives tied to Adjusted EBITDA performance versus target.

●  Company’s executive officers’ participant payout is based on the Company’s financial performance with Revenue (40%) and Adjusted EBITDA (60%).

●  Maximum awards are capped at 200% of target.

Element	Design Summary

Long-Term Incentive Plan

Long-term incentive award target stated as a percentage of base salary.

Long-term incentives in the form of performance-based PSUs tied to the achievement of 3-year financial goals, as well as time-based RSUs.

●  CEO will receive 100% of his long-term incentive award in PSUs.

●  NEOs will receive 50% PSUs and 50% RSUs.

●  PSUs cliff vest after 3 years based on achievement of 3-year cumulative Adjusted EBITDA (50%) and 3-year cumulative Adjusted EPS (50%) with a TSR modifier versus the S&P 500; maximum PSU award is capped at 200% of target.

●  RSUs vest ratably over 3 years.

A 3-year cumulative measure of each of Adjusted EBITDA and Adjusted EPS is included in the PSU measurement as a means of recognizing that both Adjusted EBITDA and shareholder return are equally important over the course of the 3-year period as measures of the Company’s success, both financially and in achieving the goals of the overall long-term integration strategy.

Compensation Peer Group for 2018

In connection with 2018 compensation decisions, the HR Committee again reviewed the peer group relative to key competitors and industry and size (revenue, EBITDA, market cap) factors and noted a few outliers as the Company market capitalization has grown. The HR Committee approved removing four companies from the compensation peer group whose size and business models were no longer comparable to IHS Markit. Three of the companies, The Dun & Bradstreet Corporation, DST Systems, Inc., and FactSet Research Systems Inc., have market capitalizations that range from 44 percent to 73 percent below that of IHS Markit. The fourth company, Wolters Kluwer N.V., has a business model that is not as relevant to IHS Markit, as it is primarily in the digital and print education business which provides information, software, and services to professionals. In addition to S&P 500 data, the resulting approved peer group of 14 intelligence development or financial/analysis processing companies set out below will be reviewed when assessing compensation competitiveness.

With the new peer group, IHS Markit is positioned at the 41st percentile of peer revenues and the 47th percentile of peer market capitalization.

IHS Markit 2018 Peer Group for Compensation Benchmarking
DXC Technology Company	Equifax Inc.	Fidelity National Information Services Inc.
Fiserv, Inc.	Gartner, Inc.	Informa plc
Moody’s Corporation	MSCI Inc.	Nielsen Holdings plc
RELX PLC	S&P Global, Inc.	Thomson Reuters Corporation
TransUnion	Verisk Analytics, Inc.

The HR Committee believes this group of peers appropriately reflects the companies against which IHS Markit measures financial performance and with which the Company competes for business and executive talent, as it includes firms that:

●	Provide broad industry information and analytics;

●	Provide financial services processing solutions;

●	Provide managed services and software solutions; and

●	Had a median market capitalization of $21.6 billion as of November 30, 2017 (IHS Markit market capitalization was $17.7 billion as of November 30, 2017).

Total Pay Mix

For 2018, target variable compensation will represent 87 percent of the direct compensation for the CEO and 80 percent of the direct compensation for the other NEOs.

2018 Fixed and Variable Pay Elements

Role of Management, HR Committee and Independent Consultant

Role of Management

At the HR Committee’s request, the Company’s management provides the HR Committee with information, analyses, and recommendations regarding the Company’s executive compensation program and policies and assists the HR Committee in carrying out its responsibilities. The HR Committee also meets regularly in executive session without management present, including regularly meeting with its independent compensation consultant. While the HR Committee considers the recommendations of the CEO and, during 2017, the President, regarding executive officer compensation levels (other than with respect to their own compensation), the HR Committee ultimately makes all decisions relating to executive officer compensation.

Role of the HR Committee

The HR Committee, which is currently composed of five independent directors, as John Browne joined the HR Committee on January 1, 2018, is responsible for the compensation of the executive officers. This means that the HR Committee sets base salaries and short-term and long-term incentive targets, and approves the individual compensation elements for each executive officer. In consultation with Pay Governance, the HR Committee’s independent compensation consultant, and Company management, the HR Committee actively oversees the design process of the Company’s incentive compensation programs, and provides the final approval of incentive programs and quantitative performance metrics. The HR Committee establishes target compensation and performance goals for the executive officers and determines annual incentive payments for the prior year, based upon a review of the performance achieved. As the HR Committee makes its decisions, it considers financial results in the most recent year, analysis against the compensation peer group, feedback from shareholders through the Company’s engagement activities, feedback from proxy advisors, and input from the independent compensation consultant. The HR Committee reviews and approves compensation with a view to support the Company’s long-range plans, achieve superior annual and long-term financial results and make continued progress on the Company’s long-term strategic objectives.

Role of Independent Compensation Consultant

In September 2016, the HR Committee engaged Pay Governance as its independent executive compensation advisor to provide guidance on executive compensation and related governance matters. In choosing Pay Governance, the HR Committee was specifically searching for a credible leader in the executive compensation field with diversified industry experience and expertise working through mergers of equals and harmonization of compensation plans and philosophies. Pay Governance was reviewed and re-certified in 2017. During 2017, Pay Governance advised on the establishment of a new peer group, provided recommendations for immediate and longer-term actions to bring executive team compensation into alignment with the competitive market, and recommended the current design of our short-term and long-term incentive programs. While the HR Committee considers the recommendations of Pay Governance, the HR Committee ultimately makes all decisions relating to executive officer compensation.

The HR Committee has direct access to the Pay Governance advisors. Pay Governance had not previously provided services to legacy Markit or legacy IHS. Pay Governance does not perform any other work for IHS Markit, does not trade in IHS Markit shares, and does not have any other economic interests or other relationships that would conflict with its obligation to provide impartial advice to the HR Committee.

Employment Contracts, Termination of Employment Arrangements, and Change in Control Arrangements

Mr. Stead does not have an employment agreement. Both legacy IHS and legacy Markit have entered into employment agreements and severance agreements with certain other NEOs that are described under “Executive Employment Agreements” and “Potential Payments upon Termination or Change in Control.” In 2017, the HR Committee approved the terms of a new form of employment agreement for IHS Markit executive officers. The new form of employment agreement was introduced in mid-2017.

Compensation and Risk

As it designed the Company’s compensation philosophy and strategy, the HR Committee has considered the balance between appropriately motivating executives and employees and ensuring that the Company’s compensation program did not encourage excessive risk-taking. The HR Committee, with the assistance of Pay Governance, annually reviews and assesses the risks arising from the Company’s compensation policies and practices. The HR Committee believes that the balance between the Company’s cash and equity incentives, selection of performance measures, and other governance practices such as our share ownership guidelines, anti-hedging/pledging policy, incentive compensation recoupment policy, and sound internal controls over financial reporting to ensure that performance-based compensation is earned on the basis of accurate financial data all contribute to ensure that the Company’s compensation plans and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Accounting and Tax Treatment

The HR Committee considers the anticipated accounting and tax treatment to IHS Markit and to the executive officers in its decision-making process. From an accounting perspective, the HR Committee’s preference is that there are no significant negative accounting implications due to the design of the compensation program.

Our compensation programs are designed with Sections 409A and 457A of the Internal Revenue Code in mind, with the intent to avoid adverse tax consequences for our executive officers.

Definitions of Non-GAAP Financial Measures

Throughout this Compensation Discussion and Analysis, we refer to Free Cash Flow, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted EPS. These are non-GAAP financial measures used to supplement our financial statements, which are based on GAAP. We also refer to Revenue, which is a GAAP financial measure.

We define Free Cash Flow as net cash provided by operating activities less capital expenditures. We define EBITDA as net income plus or minus net interest, plus provision for income taxes, depreciation, and amortization. Our definition of Adjusted EBITDA further excludes primarily non-cash items and other items that we do not consider to be useful in assessing our operating performance (e.g., stock-based compensation expense, restructuring charges, acquisition-related costs, exceptional litigation, net other gains and losses, pension mark-to-market and settlement expense, the impact of joint ventures and non-controlling interests, and discontinued operations). Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. We define Adjusted EPS as Adjusted Net Income divided by diluted weighted average shares. Adjusted Net Income is defined as net income plus primarily non-cash items and other items that management does not consider to be useful in assessing our operating performance (e.g., stock-based compensation expense, amortization related to acquired intangible assets, restructuring charges, acquisition-related costs, acquisition financing fees, net other gains and losses, pension mark-to-market and settlement expense, the impact of non-controlling interests, and discontinued operations, all net of the related tax effects).

Reconciliations of our non-GAAP measures to comparable GAAP measures are provided with the schedules to each of our quarterly earnings releases. The most recent non-GAAP reconciliations were furnished as an exhibit to our Form 8-K filed on January 16, 2018. They are also available on our website (http://investor.ihsmarkit.com).

Compensation Committee Interlocks and Insider Participation

None of the members of our Human Resources Committee was at any time during 2017, or at any other time, an officer or employee of IHS Markit or any of our subsidiaries or had any relationship requiring disclosure under the SEC’s rules regarding related person transactions. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or our Human Resources Committee.

Executive Compensation Tables

Table 1. 2017 Summary Compensation Table

Table 1 sets forth information concerning compensation earned by or paid to the following persons for 2017 and 2016: (i) the CEO as our principal executive officer; (ii) the CFO as our principal financial officer; and (iii) our three other most highly compensated executive officers who served in such capacities as of November 30, 2017, the last day of our fiscal year, determined by calculating the total 2017 compensation. We refer to these individuals collectively as our “named executive officers” or “NEOs.”

Table 1. 2017 Summary Compensation Table(1)

Name and Principal Position	Year (2)	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All other Compensation ($)(7)	Total ($)

Jerre Stead	2017	$1,200,000	—	$5,999,990	$1,350,000	$82,954	$1,200	$8,634,144
Chairman of the	2016	287,173	—	6,155,700	499,279	65,006	541	7,007,699
Board and CEO(8)

Lance Uggla	2017	1,200,000	—	5,999,990	1,350,000	—	45,806	8,595,796
President and Chief	2016	795,833	1,100,000	5,472,597	—	—	399,040	7,767,470
Operating Officer
(former Markit
CEO)(9)

Todd Hyatt	2017	601,800	—	7,000,008	338,513	18,388	1,393,459	9,352,168
Executive Vice	2016	231,841	—	—	195,616	20,061	579,112	1,026,630
President and
CFO(10)

Jonathan Gear	2017	550,000	—	8,510,068	309,375	17,644	13,140	9,400,227
Executive Vice
President,
Resources,
Transportation and
CMS(11)

Adam Kansler	2017	531,378	—	6,381,685	309,375	—	12,660	7,235,098
Executive Vice	2016	500,000	300,000	1,067,384	—	—	14,043	1,881,427
President, Financial
Markets(12)

(1)	Table 1 describes compensation for 2017 and 2016. As a foreign private issuer for 2016, we were not required to disclose past years’ compensation for Messrs. Uggla and Kansler, who were employed by Markit prior to the Merger (the “legacy Markit NEOs”). Messrs. Stead and Hyatt (the “legacy IHS NEOs”) became executive officers post-Merger and we were required to report their post-Merger compensation (between July 12, 2016 and November 30, 2016). Mr. Gear became an NEO in 2017.

(2)	For 2017, this table discloses a full fiscal year of compensation for all NEOs. Per SEC disclosure requirements, for 2016, this table discloses a full fiscal year of compensation for the legacy Markit NEOs and post-Merger compensation (between July 12, 2016 and November 30, 2016) for legacy IHS NEOs. See Footnotes 8 and 10 to this table for additional information on 2016 amounts paid to Messrs. Stead and Hyatt, the legacy IHS NEOs.

(3)	Represents payments under the legacy Markit annual performance compensation program to legacy Markit NEOs. Discretionary payments were made in 2017 based on the individual’s and Markit’s performance in 2016.

(4)

The value of 2017 awards and Mr. Stead’s 2016 awards were calculated in accordance with FASB ASC Topic 718. The value reported for PSUs reflects the grant date fair value of PSUs assuming target performance level. For 2016, for the legacy Markit NEOs, the value reported reflects the grant date fair value of restricted share awards (“RSAs”) calculated in accordance with International Financial Reporting Standard 2 Share-based Payment (“IFRS 2”). Any estimated forfeitures are excluded from the values reported in this table. For a discussion of the assumptions made in valuing these awards and a description of how we factor forfeitures into our overall equity compensation expense, refer to “Note 13 — Stock-Based Compensation” to our audited financial statements contained in the Annual Report. The values exclude any additional stock based compensation recognized as a result of a re-valuation of outstanding awards held by these legacy Markit NEOs at the time of the Merger, as required by the GAAP accounting rules governing the Merger.

(5)	For 2017, represents payments made under our annual cash incentive plan, which were made in 2018 based on achievement of pre-determined 2017 goals. For 2016, represents the post-Merger pro-rata payments made under the legacy IHS annual incentive plan (the “AIP”) to the legacy IHS NEOs, which were made in 2017 based on achievement of pre-determined 2016 goals. The full fiscal year portion of the 2016 incentive payment, which was tied to Customer Delight ($345,600 for Mr. Stead and $135,405 for Mr. Hyatt), was paid in IHS Markit shares. The Customer Delight metric for legacy IHS, the only non-financial metric included in the AIP, was measured with an ongoing, dedicated assessment of customers’ preferences and product needs through surveys and follow-up contacts. Each year, a target goal for Customer Delight was established and performance was then evaluated throughout the year based on the results of external customer surveys. The Customer Delight baseline (or threshold) goal for 2016 was 72 percent and was established based on the prior year’s performance. Target and stretch goals were assigned based on incremental gains to the established threshold goal. In 2016, actual performance for Customer Delight was determined after the completion of two surveys and this performance was measured against the pre-established targets. For 2016, the target goal was a Customer Delight score of 74 percent, with a stretch goal of 75 percent. Because the stretch goal was met, each of the legacy IHS executive officers received a payout of 150 percent of their target tied to Customer Delight. The amount earned for the Customer Delight portion was paid to the NEOs in the form of IHS common stock to better align executive officers’ interests with stockholders’ interests as well as the interests of all other colleagues who receive an equity award when the Customer Delight goal is met.

(6)	For 2017, amounts represent the aggregate increase in actuarial value to the NEO of pension benefits accrued during 2017 based on the November 30th measurement date used for financial statement reporting purposes. Assumptions used to calculate the change in pension value are discussed in “Note 12 — Pensions and Postretirement Benefits” to our audited financial statements contained in the Annual Report. For 2016, amounts represent the aggregate increase in actuarial value, pro-rated for the post-Merger period of July 12, 2016 to November 30, 2016, to the NEO of legacy IHS pension benefits accrued during the fiscal year. The amounts are based on the November 30th measurement date used for financial statement reporting purposes. Assumptions used to calculate the change in pension value are discussed in “Note 12 —Pensions and Postretirement Benefits” to our audited financial statements contained in the Annual Report.

(7)	Table 1.a., below, provides a breakdown of Other Annual Compensation.

Table 1.a. All Other Compensation

Description	Stead($)	Uggla($)	Hyatt($)	Gear($)	Kansler($)

Retirement Plan Contributions(a)	—	$42,963	$12,150	$12,150	$12,150
Dollar Value of Life Insurance	$1,200	2,843	1,084	990	510
Perquisite Benefits(b)	—	—	273,494	—	—
Additional Tax Payments(c)	—	—	1,106,731	—	—

Total	$1,200	$45,806	$1,393,459	$13,140	$12,660

(a)	Mr. Uggla pays 3 percent into the UK pension scheme and receives the 6 percent employer contribution as taxable cash in lieu of the contribution to pension. Messrs. Hyatt, Gear and Kansler receive 401(k) company contributions.

(b)	Mr. Hyatt’s perquisites represent payments related to his expatriate assignment to the United Kingdom and include $193,266 for housing and $26,752 for professional tax services. Mr. Hyatt’s perquisites were converted from GBP to USD using an annual average exchange rate of 1.291 USD for 1 GBP. The remaining perquisites include amounts in respect of a car lease, cost of living adjustments and other incidental expenses incurred in connection with his expatriate assignment.

(c)	Additional Tax Payments are for the accrual made in 2017 for Mr. Hyatt’s tax equalization related to his expatriate assignment.

(8)

Mr. Stead’s salary was increased to $1,200,000 to align to the market. The 2017 salary for Mr. Stead includes a payment of $71,682 made to Mr. Stead in December 2017 to true-up his 2017 stated salary of $1,200,000. Mr. Stead’s 2017 PSU grant is shown in the “Stock Awards” column in this table, and is based on the shares that would be received should the target performance be met. In addition, the PSUs have a threshold value of 40 percent of target ($2,399,996) and a maximum payout of 200 percent of target ($11,999,980), provided a stretch performance goal is met. Mr. Stead’s 2016 compensation reported in this table represents amounts received or allocated to the post-Merger period of 2016, as explained in Footnote 1 to this table. Mr. Stead’s total direct compensation for the full fiscal year is $12,520,321, and is comprised of (a) an annual salary of $745,425; (b) an AIP payout of $1,296,000; and (c) grant date value of equity of $10,771,900, at the target performance level. The $10,778,900 in equity is comprised of two PSU grants. The first PSU grant with a grant date value of $4,623,300 at target, was approved prior to the Merger and converted to RSUs in the Merger. The second PSU grant, approved post-Merger, is shown in the “Stock Awards” column in this table and is based on the shares that would be received should the target performance be met. In addition, the PSUs granted post-Merger have a threshold value of 75 percent of target ($4,616,775) and a maximum payout of 150 percent of target ($9,233,510), provided a stretch performance goal is met.

(9)	For 2017, Mr. Uggla’s salary was increased to $1,200,000 to align to the market. Mr. Uggla’s salary was set and paid in USD. Mr. Uggla’s 2017 PSU grant is shown in the “Stock Awards” column in this table, and is based on the shares that would be received should the target performance be met. In addition, the PSUs have a threshold value of 40 percent of target ($2,399,996) and a maximum payout of 200 percent of target ($11,999,980), provided a stretch performance goal is met. For 2016, Mr. Uggla’s salary was set in USD, and his salary was then converted to GBP. For purposes of this table, Mr. Uggla’s GBP salary was converted to USD using an average annual exchange rate of 1.355 USD for 1 GPB. Mr. Uggla also received a cash adjustment, included in the “Salary” column, to ensure that the total amount he received in GBP was equivalent to his salary as stated in USD. Going forward, Mr. Uggla will be paid in USD, and therefore, there will be no future exchange rate adjustments.

(10)	For 2017, in addition to his annual share award with a grant value of $1,999,997, Mr. Hyatt received a special grant of RSUs with a grant date of value of $5,000,011. Mr. Hyatt’s 2017 PSU grant is shown in the “Stock Awards” column in this table, and is based on the shares that would be received should the target performance be met with a grant date value of $999,979. In addition, the PSUs have a threshold value of 40 percent of target ($399,992) and a maximum payout of 200 percent of target ($1,999,958), provided a stretch performance goal is met. Mr. Hyatt’s 2016 compensation reported in this table represents amounts received or allocated to the post-Merger period of 2016, as explained in Footnote 1 of this table. Mr. Hyatt’s total direct compensation for the full 2016 fiscal year is $5,498,029, and is comprised of (a) an annual salary of $601,800; (b) an AIP payout of $507,769; and (c) grant date value of equity of $4,388,460.

(11)	Mr. Gear became a named executive officer for the first time for 2017 and, as a result, compensation is only shown for 2017. In addition to his annual stock award with a grant date value of $2,093,667, Mr Gear received a special grant of RSUs with a grant date value of $3,208,180 and PSUs with a grant date value of $3,208,221. Mr. Gear’s 2017 PSU grants are shown in the “Stock Awards” column in this table, and are based on the shares that would be received should the target performance be met with a grant date value of $4,255,055. In addition, the PSUs have a threshold value of 40 percent of target ($1,702,022) and a maximum payout of 200 percent of target ($8,510,110), provided a stretch performance goal is met.

(12)	For 2017, Mr. Kansler received an increase in base salary from $500,000 to $550,000 effective April 2017. This table reflects the base salary actually earned during 2017. In addition to his annual stock award with a grant date value of $1,350,018, Mr. Kansler received a special grant of PSUs with a grant date value of $5,031,667. Mr. Kansler’s 2017 PSU grants are shown in the “Stock Awards” column in this table, and are based on the shares that would be received should the target performance be met with a grant date value of $5,706,656. In addition, the PSUs have a threshold value of 40 percent of target ($2,282,662) and a maximum payout of 200 percent of target ($11,443,312), provided a stretch performance goal is met.

2017 Grants of Plan-Based Awards

Table 2 provides information regarding grants of plan-based awards for the NEOs.

Table 2. 2017 Grants of Plan-based Awards(1)

Name	Grant Date		Date Award Approved	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jerre Stead				$900,000	$1,800,000	$3,600,000
	2/1/2017	(4)	1/24/2017				60,836	152,091	304,182		$6,404,552
Lance Uggla				900,000	1,800,000	3,600,000
	2/1/2017	(5)	1/24/2017				60,836	152,091	304,182		6,404,552
Todd Hyatt				225,675	451,350	902,700
	2/1/2017	(6)	1/24/2017				10,139	25,348	50,696	152,092	7,067,434
Jonathan Gear				206,250	412,500	825,000
	2/1/2017	(7)	1/24/2017				6,971	17,427	34,854	17,427	1,421,346
	4/5/2017	(8)	4/5/2017				34,042	85,104	170,208	85,103	7,251,979
Adam Kansler				206,250	412,500	825,000
	2/1/2017	(9)	1/24/2017				6,844	17,110	34,220	17,111	1,395,531
	7/12/2017	(10)	7/12/2017				45,249	113,122	226,244		5,199,463

(1)	This table excludes share awards that were granted to Messrs. Stead, Hyatt and Gear for the portion of the AIP that was tied to Customer Delight. Payments were made in 2017 based on achievement of predetermined 2016 goals. Mr. Stead received 9,500 shares, Mr. Hyatt received 3,722 shares and Mr. Gear received 3,402 shares.

(2)	The amounts in these columns reflect ranges of possible payouts under our 2017 cash incentive plan. Under the cash incentive plan, threshold performance must be met in order for there to be any payout. We made various assumptions to determine the estimated payouts shown in the table above, including:

—	Threshold amounts assume financial performance at 50 percent.

—	Target amounts assume financial performance payout at 100 percent.

—	Maximum amounts assume financial performance at 200 percent.

Actual payouts made in February 2018 based on 2017 performance were as follows: Stead $1,350,000; Uggla $1,350,000; Hyatt $338,513; Gear $309,375; and Kansler $309,375.

(3)	Grant date fair value is calculated in accordance with FASB ASC Topic 718 except for performance grants made to Messrs. Gear and Kansler for future company performance periods where the metrics have not yet been set. For those awards, the grant date fair value has been based on the closing price of the stock on the grant date. Any estimated forfeitures are excluded from the values reported in this table.

(4)	On February 1, 2017, Mr. Stead was granted 152,091 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $2,561,821 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $12,809,104. These PSUs will vest after Mr. Stead retires. Mr. Stead continues to hold these PSUs in retirement.

(5)	On February 1, 2017, Mr. Uggla was granted 152,091 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $2,561,821 (50% x 0.80 = 40%) and the grant date fair value at maximum performance level is $12,809,104.

(6)

On February 1, 2017, Mr. Hyatt was granted 25,348 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $426,962 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $2,134,809. On February 1, 2017, Mr. Hyatt was granted 25,349 RSUs of which 50 percent will vest on each of February 1, 2019 and on February 1, 2020. On February 1, 2017, Mr. Hyatt was granted 126,743 RSUs of which 50,697 will vest on December 15, 2018 and 76,046 will vest on July 12, 2020.

(7)	On February 1, 2017, Mr. Gear was granted 17,427 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $293,540 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $1,467,702. On February 1, 2017, Mr. Gear was granted 17,427 RSUs of which 50 percent will vest on each of February 1, 2019 and on February 1, 2020.

(8)	On April 5, 2017, Mr. Gear was granted 34,082 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $618,247 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $3,091,237. On April 5, 2017, Mr. Gear was granted 25,511 PSUs that will be earned after the end of 2020 based upon the achievement of performance goals tied to a 2018-2020 performance cycle. The actual goals and payout metrics will be determined during the first quarter of 2018. On April 5, 2017, Mr. Gear was granted 25,511 PSUs that will be earned after the end of 2021 based upon the achievement of performance goals tied to a 2019-2021 performance cycle. The actual goals and payout metrics will be determined during the first quarter of 2019. On April 5, 2017, Mr. Gear was granted 85,103 RSUs, of which 29,796 will vest on February 1, 2019; 29,796 will vest on February 1, 2020; and 25,511 will vest on February 1, 2021.

(9)	On February 1, 2017, Mr. Kansler was granted 17,110 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $288,201 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $1,441,004. On February 1, 2017, Mr. Kansler was granted 17,111 RSUs of which one-third will vest on each of February 1, 2018, 2019 and 2020, respectively.

(10)	On July 12, 2017, Mr. Kansler was granted 37,707 PSUs that will be earned after the end of 2019 based upon achievement of 2017-2019 Company performance goals. The grant date fair value reported is at a target performance level. The grant date fair value at threshold performance level is $738,001 (50% x .80 = 40%) and the grant date fair value at maximum performance level is $3,690,007. On July 12, 2017, Mr. Kansler was granted 37,707 PSUs that will be earned after the end of 2020 based upon the achievement of performance goals tied to a 2018-2020 performance cycle. The actual goals and payout metrics will be determined during the first quarter of 2018. On July 12, 2017, Mr. Kansler was granted 37,708 PSUs that will be earned after the end of 2021 based upon the achievement of performance goals tied to a 2019-2021 performance cycle. The actual goals and payout metrics will be determined during the first quarter of 2019.

Outstanding Equity Awards at 2017 Fiscal Year-End

Table 3 sets forth information concerning outstanding equity awards held by our NEOs as of November 30, 2017. The market value of the shares set forth under the “Stock Awards” columns was determined by multiplying the number of unvested or unearned shares by $44.62, the closing price of our common stock on November 30, 2017, the last day of our fiscal year.

Table 3. Outstanding Equity Awards at 2017 Fiscal Year-End
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jerre Stead	—		—		—	—	248,962	(4)	$11,108,684	152,091	(9)	$6,786,300

Lance Uggla	1,266,660	(2)	2,533,340	(2)	$26.70	7/31/2020	191,314	(5)	8,536,431	152,091	(10)	6,786,300

Todd Hyatt	—		—		—	—	399,278	(6)	17,815,784	25,348	(11)	1,131,028

Jonathan Gear	—		—		—	—	281,963	(7)	12,581,189	102,531	(12)	4,574,933

Adam Kansler	100,000		—		20.31	6/29/2018	53,495	(8)	2,386,947	130,232	(13)	5,810,952
	45,910		—		22.57	12/31/2018	—		—	—		—
	63,400		—		24.46	12/31/2019	—		—	—		—
	333,330	(3)	666,670	(3)	26.70	7/31/2020	—		—	—		—

(1)	These awards consist of PSUs that will vest based on future performance. The PSUs have three primary vesting levels: threshold, target and maximum. If threshold performance is not met, the award will be forfeited. The “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column reports the number of PSUs that would vest if target performance is met. At threshold performance, 40 percent of the PSUs would vest and at maximum performance, 200 percent of the PSUs would vest.

(2)	Consists of 1,266,660 options that vested on June 19, 2017; 1,266,660 options that will vest on June 19, 2018; and 1,266,680 options that will vest on June 19, 2019.

(3)	Consists of 333,330 options that vested on June 19, 2017; 333,330 options that will vest June 19, 2018; and 333,340 options that will vest June 19, 2019.

(4)	Consists of 248,962 RSUs that vested on February 1, 2018.

(5)	Consists of 130,850 RSAs that vested on January 1, 2018 and 60,464 RSAs that will vest on January 1, 2019.

(6)	Consists of 93,361 RSUs that vested on February 1, 2018; 53,349 RSUs that will vest on July 1, 2018; 50,697 RSUs that will vest on December 15, 2018; 113,150 RSUs that will vest on February 1, 2019; 12,675 RSUs that will vest on February 1, 2020; and 76,046 RSUs that will vest on July 12, 2020.

(7)	Consists of 93,362 RSUs that vested on February 1, 2018; 99,070 RSUs that will vest on February 1, 2019; 25,510 RSUs that will vest on December 31, 2019; 13,000 RSUs that will vest on February 1, 2020; 25,510 RSUs that will vest on December 31, 2020; and 25,511 RSUs that will vest on December 31, 2021.

(8)	Consists of 24,591 RSAs that vested on January 1, 2018; 5,703 RSUs that vested on February 1, 2018; 11,793 RSAs that will vest on January 1, 2019; 5,704 RSUs that will vest on February 1, 2019; and 5,704 RSUs that will vest on February 1, 2020.

(9)	Based on 2017-2019 Company performance, 152,091 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved.

(10)	Based on 2017-2019 Company performance, 152,091 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved.

(11)	Based on 2017-2019 Company performance, 25,348 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved.

(12)	Based on 2017-2019 Company performance, 51,509 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved. Based on 2018-2020 performance, 25,511 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved. Based on 2019-2021 performance, 25,511 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved.

(13)	Based on 2017-2019 Company performance, 54,817 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved. Based on 2018-2020 performance, 37,707 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved. Based on 2019-2021 performance, 37,708 PSUs would vest on the date on which the HR Committee certifies the satisfaction of the performance objectives, if target performance is achieved.

Options Exercises and Stock Vested During 2017

Table 4 provides information regarding options exercised and stock vested by our NEOs.

Table 4. Option Exercises and Stock Vested During 2017
	Option Awards(1)			Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jerre Stead	—		—	381,516	$15,925,431	(2)
Lance Uggla	1,291,820	(3)	$39,831,379	211,630	7,493,818
Todd Hyatt	—		—	79,478	3,133,732
Jonathan Gear	—		—	96,941	3,750,948
Adam Kansler	98,270		2,246,636	37,811	1,338,888

(1)	No amounts were deferred upon the exercise of options or the vesting of stock awards.
(2)	Mr. Stead had 170,000 PSUs that vested during 2017 and they are being valued at $44.62, the closing price on November 30, 2017. The shares were released on January 19, 2018 at a closing price of $48.87, after the HR Committee certified the performance results of the PSUs.
(3)	Mr. Uggla exercised 1,291,820 options in 2017 with a total value on the exercise date of $39,831,379. These options were granted prior to the IPO and expired in 2017. He sold only the amount of shares necessary to cover the cost of the exercise price and taxes and continues to hold the remaining shares. All requests for stock based transactions from NEOs, including Mr. Uggla, are approved according to the Company’s trading policy and program.

Pension Benefits

IHS Markit sponsors a tax-qualified defined benefit pension plan (the “U.S. RIP”) for all legacy IHS U.S. employees employed prior to January 1, 2012. The U.S. RIP was frozen in July 2014 and all future benefit accruals have ceased. IHS Markit also sponsors a nonqualified supplemental retirement plan (the “SIP”) to provide benefits to participants that are limited by Internal Revenue Code limits that apply to tax-qualified defined benefit plans. The SIP was also frozen in July 2014 as it was directly linked to the U.S. RIP. Under the Internal Revenue Code, the maximum permissible benefit from the qualified plan for retirement in 2017 is $215,000 and annual compensation exceeding $270,000 in 2017 cannot be considered in computing the maximum permissible benefit under the plan. Benefits under the SIP replace the benefits that would have been provided if the Internal Revenue Code limits were not in place.

Table 5, below, sets forth the present value of accumulated benefits payable at age 65 (or later date if applicable) as of November 30, 2017 for the three legacy IHS NEOs who participated in these plans.

Table 5. 2017 Pension Benefits
Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Jerre Stead(1)	U.S. RIP (Qualified)	13.5	$1,032,985	$—
	SIP (Supplemental)	35.0	2,816,954	214,571
Todd Hyatt	U.S. RIP (Qualified)	10.2	226,218	—
	SIP (Supplemental)	10.2	23,891	—
Jonathan Gear	U.S. RIP (Qualified)	9.25	142,110	—
	SIP (Supplemental)	9.25	22,285	—

(1)	In 2003, Mr. Stead was granted an additional 25 years of benefit service under the Supplemental Retirement Income Plan, which is $2,449,367 of the present value listed above.

Accrued Benefits

The accrued benefits are calculated according to the formulas outlined below.

Formula A:	Benefits accrued as of April 30, 2006 equals (i)+(ii)+(iii) (expressed in the form of a single life annuity):

(i) 1.25 percent of highest five years’ average compensation in last 10 years as of April 30, 2006 up to covered compensation times years of benefit service (maximum 30 years), plus

(ii) 1.70 percent of highest five years’ average compensation in last 10 years as of April 30, 2006 in excess of covered compensation times years of benefit service (maximum 30 years), plus

(iii) 0.5 percent of highest five years’ average compensation in last 10 years as of April 30, 2006 times years of benefit service in excess of 30 years.

Plus

Formula B:	From May 1, 2006 to March 30, 2011, 15 percent of pensionable earnings, payable at age 65 as a lump sum pension.

Plus

Formula C:	From April 1, 2011 to July 11, 2014, 10 percent of pensionable earnings, payable at age 65 as a lump sum pension.

For purposes of determining the accrued benefit, compensation means regular salary, bonuses, commissions and overtime prior to January 1, 1987, and regular salary, commissions and overtime for January 1, 1987 and later. Compensation after January 1, 2009 excludes commissions for the SIP.

Note that A, B and C may be payable as an annuity or a lump sum. For grandfathered participants, service through March 31, 2011 is covered under Formula A. Mr. Stead is the only NEO who is a grandfathered participant.

Vesting

Participants are 100 percent vested in their benefit at the earlier of the time they are credited with three years of vesting service or the date they reach age 65. Messrs. Stead, Hyatt and Gear are 100 percent vested.

Retirement Eligibility

Normal retirement age under the plan is 65, but a participant who terminates employment with at least ten years of vesting service may retire as early as age 55. Under Formula A above, participants who terminate employment after age 55 with ten years of vesting service will receive a benefit reduction equal to 0.5 percent for each month that benefit commencement precedes age 62. Participants who terminate employment before age 55 with ten years of vesting service will receive a benefit reduction equal to 0.5 percent for each month that benefit commencement precedes age 65. Formula A will be actuarially reduced for benefit commencements prior to age 55.

Under Formulas B and C, participants who terminate prior to age 65 will receive a benefit reduction equal to 4.5 percent compounded annually for each year commencement precedes age 65.

Participants who continue employment after attaining age 70-1/2 will have actuarial adjustments applied to the benefit amount to reflect the delay of commencement beyond age 70-1/2.

Nonqualified Deferred Compensation

Legacy IHS established a Deferred Compensation Plan for employees who are at or above a vice president level in 2015. Under the Deferred Compensation Plan, eligible employees may defer between 10 percent and 50 percent of their salary, wages, commissions, and bonuses, including payment under the AIP. Amounts paid under the U.S. RIP or the SIP are not eligible for deferral. The deferred amounts may be invested in the same funds available under the Company’s 401(k) plan. Compensation may be deferred to a time one to 10 years from a specified date or after separation from service. The Company does not make any matching contributions under the Deferred Compensation Plan. On November 14, 2017, an amendment was adopted by the Company to terminate the Deferred Compensation Plan effective November 15, 2017. No further elections to defer compensation are permitted and the accumulated value of deferred compensation will be distributed after November 15, 2018.

Under the terms of the legacy IHS Directors Stock Plan, legacy IHS directors were able to convert all or a portion of their annual cash retainers to deferred stock units that will be distributed in Company shares after the director’s service terminated. For 2015, Mr. Stead elected to defer to deferred stock units his director fee for service as chairman of the legacy IHS board. Mr. Stead did not make any compensation deferrals in 2016 or 2017.

Table 6 shows amounts that were deferred by our NEOs and the fiscal year-end balance.

Table 6. Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year		Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Jerre Stead	$—		$—	$49,927	(1)	$—	$256,654
Todd Hyatt	393,991	(2)	—	147,473		—	1,154,500

(1)	Mr. Stead was granted 5,752 shares on December 1, 2014 which vested on December 1, 2015 and were deferred.

(2)	This amount is also included in the amount reported under the “Salary” column in “Table 1. 2017 Summary Compensation Table.”

Executive Employment Agreements

The Company has entered into an employment agreement with each of the Company’s NEOs, except for Mr. Stead, which sets forth the terms of employment and details the compensation elements and benefits, if any, due to NEOs upon termination of employment.

Below are descriptions of those employment agreements with the Company’s NEOs. These descriptions summarize the agreements’ material terms and do not describe all of their provisions. The NEO employment agreements are filed as exhibits to the Company’s public filings with the SEC.

Lance Uggla

Effective as of July 1, 2014, legacy Markit entered into an employment agreement with Mr. Uggla, which was further amended on March 20, 2016 and on December 1, 2016, and that included the following provisions:

Term. Mr. Uggla’s agreement does not entitle Mr. Uggla to employment for any specified period of time and his employment will continue to be considered employment-at-will. The Company may terminate Mr. Uggla’s employment by giving four weeks’ notice and an additional week of notice for each additional year of service up to 12 weeks’ notice or may provide payment in lieu of notice.

Base salary, bonus and benefits. The agreement provides for an initial base salary of £450,000 to be reviewed annually. Mr. Uggla’s salary is currently set in USD, as described in the “Compensation Discussion and Analysis.” Mr. Uggla’s salary may not be reduced, unless there is a salary reduction for similarly situated members of management. Mr. Uggla will be eligible to participate in the annual cash incentive plan and may receive an incentive payment if he remains employed on the date the incentive is paid. The Company in its sole discretion determines the amount of the incentive awards. Mr. Uggla is also entitled to participate in the employee benefits plans, programs and arrangements as are customarily accorded to our executives as well as the Pensions Salary Sacrifice option, which allows Mr. Uggla to authorize the Company to pay a portion of his salary as an additional employer contribution to the Markit Group Personal Pension Plan.

Covenants. Under Mr. Uggla’s agreement, he has agreed not to disparage the Company or any of our subsidiaries and to maintain the confidentiality of our proprietary or confidential information at all times during his employment and thereafter, and he has assigned to us all of the intellectual property rights in any work product created or developed by him during the term of his employment. He has also agreed not to compete with us during the term of his employment and the 12-month period following termination of his employment, subject to specific exclusions and definitions of permissible advisory and academic activities. He has also agreed not to solicit any of our customers, employees, or prospective customers of any of our subsidiaries during that restricted period.

Amendment. In accordance with the terms of the Merger agreement, Mr. Uggla assumed the CEO role upon Mr. Stead’s retirement on December 31, 2017. Mr. Uggla’s employment agreement was amended on March 20, 2016 to provide that, if he is not serving as the CEO and Chairman of IHS Markit by January 1, 2018 (the “Succession Trigger,” as defined in the amended agreement) as designated in the Merger terms, he may resign. In such event, he would have been entitled to receive the same change in control severance and equity award vesting he would have received if he was terminated without cause after the 12-month anniversary of the closing of the Merger and on or prior to

January 1, 2018. The Succession Trigger was intended to provide Mr. Uggla with the assurance that he would be protected if he were not to receive the CEO position at the designated time, as previously agreed.

Mr. Uggla’s employment agreement was amended effective as of December 1, 2016 to remove any entitlement to perquisites.

Todd Hyatt

Effective as of November 1, 2013, legacy IHS entered into an employment agreement with Mr. Hyatt, which included the following provisions:

Term. Mr. Hyatt’s agreement does not entitle Mr. Hyatt to employment for any specified period of time and his employment will continue to be considered employment-at-will.

Base salary, bonus and benefits. The agreement provides for a base salary to be reviewed and increased at the discretion of our management. Mr. Hyatt will be eligible to participate in the annual cash incentive plan with a target bonus of 75 percent of his base salary, which bonus payout will be based on actual business results. Mr. Hyatt is also entitled to participate in the employee benefits plans, programs, and arrangements as are customarily accorded to our executives.

Equity Incentives. In accordance with his agreement, Mr. Hyatt is eligible to participate in the IHS Long-Term Incentive Program (following the Merger, Mr. Hyatt is eligible to participate in the IHS Markit 2014 Equity Incentive Award Plan).

Covenants. Under Mr. Hyatt’s agreement, he has agreed to maintain the confidentiality of our proprietary or confidential information at all times during his employment and thereafter, unless first obtaining our prior written consent. He also has assigned to us all of the intellectual property rights in any work product created or developed by him during the term of his employment.

New Expatriate Agreement. On July 8, 2016, legacy IHS entered into an expatriate agreement for Mr. Hyatt in anticipation of his assignment from the United States to the United Kingdom to serve as the CFO of the Company. The expatriate agreement was not a contract of employment but rather a summary of the terms of his assignment, which was anticipated to be two years effective as of September 1, 2016. The two-year expatriate agreement provided Mr. Hyatt with benefits that are often provided to executive officers who are serving on an international assignment, including allowances for housing, cost of living and transportation; home leave; international health-care coverage; relocation, shipment and storage services; and tax equalization and tax preparation.

Amendment. On July 8, 2016, legacy IHS entered into a letter agreement with Mr. Hyatt in connection with the Merger to extend severance payable on certain terminations until January 31, 2019. This agreement and the original letter agreement from 2013 were amended by a new letter agreement on February 2, 2017. Under the terms of the original letter agreement, upon an involuntary termination without cause, Mr. Hyatt would be entitled to acceleration of equity awards outstanding at the time of the Merger and enhanced severance equal to two times salary and target bonus plus a pro rata bonus payment at target. The agreement also includes benefits if Mr. Hyatt resigns his employment for defined good reason. Good reason, as of November 30, 2016, would include, from the Merger through January 31, 2019, a material reduction in his role, or an office move more than 50 miles from the current location. These benefits are enumerated in “Potential Payments upon Termination or Change in Control.”

Pursuant to the February 2017 amendment, Mr. Hyatt is no longer eligible to receive any severance payments or benefits to which he had been entitled under the July 2016 amendment or the October 2013 agreement under the circumstances specified in those agreements.

In addition, pursuant to the February 2017 amendment, in the event Mr. Hyatt retires from IHS Markit after he reaches the age of 60 in 2020, he will be eligible to receive (i) continuation of health and welfare benefits for 24 months following termination of employment and (ii) continued post-termination vesting of all unvested restricted share units and other equity awards granted to him in accordance with their terms, provided that Mr. Hyatt was an employee of IHS Markit for six months following the grant of such awards, does not engage in any activity in competition with IHS Markit at any time following his termination of employment during the full vesting period of such awards, and executes a release in favor of IHS Markit. Upon an involuntary termination without cause or termination for defined good reason at any time after February 1, 2017, any unvested portion of the 126,746 restricted share units granted to Mr. Hyatt on February 1, 2017 will vest in full on the date of such termination, provided that, upon the request of IHS Markit, Mr. Hyatt executes a release in favor of IHS Markit. For purposes of the February 2017 amendment, defined good reason includes a reduction in cash compensation, an assignment to a position that represents a materially diminished level of authority, or an office move more than 50 miles from the current location without Mr. Hyatt’s consent.

Jonathan Gear

Effective as of June 1, 2014, legacy IHS entered into an employment agreement with Mr. Gear, which included the following provisions, which was amended prior to the Merger by a letter agreement entered into on July 8, 2016 (collectively, the “July 2016 Agreement”). These prior agreements included general employment terms and provided for payments upon certain terminations of employment, including enhanced severance upon a termination of employment that occurs prior to January 31, 2019. The July 2016 agreement also provided that Mr. Gear will be eligible for a transition cash award of $550,000, which is payable on December 31, 2018, subject to his remaining employed with the Company as of this date. Effective as of April 2, 2017, the Company entered into a new employment agreement with Mr. Gear, which superseded the July 2016 Agreement, but incorporated some of the terms of the previous agreements.

Term. Mr. Gear’s new agreement does not entitle Mr. Gear to employment for any specified period of time and his employment will continue to be considered employment-at-will. The Company may terminate Mr. Gear’s employment without notice, but Mr. Gear is required to provide 6 months’ notice to the Company if he intends to resign.

Base salary, bonus, benefits and long-term incentive awards. Mr. Gear’s new agreement provides for an initial base salary of $550,000 to be reviewed and subject to adjustment in subsequent years. Mr. Gear’s salary is currently set in US Dollars, as described in the “Compensation Discussion and Analysis.” Mr. Gear will be eligible to participate in the annual cash incentive plan and may receive an incentive payment if he remains employed on the date the incentive is paid. For 2017, his target cash incentive opportunity is 75 percent of his base salary and final payment will be based on achievement of individual performance objectives and the Company’s performance, as determined by the HR Committee. Mr. Gear is also entitled to participate in the employee benefits plans, programs and arrangements as are customarily accorded to our executives. The agreement also provides that Mr. Gear will be eligible to receive discretionary long-term incentive awards as approved by the HR Committee in accordance with the IHS Markit 2014 Equity Incentive Award Plan.

Special Award. The employment agreement discusses the terms of Mr. Gear’s special award which are described in more detail in “Compensation Discussion and Analysis—Special Awards—Jonathan Gear”.

Covenants. Under Mr. Gear’s new agreement, he has agreed to maintain the confidentiality of our proprietary or confidential information at all times during his employment and thereafter, and he has assigned to us all of the intellectual property rights in any work product created or developed by him during the term of his employment. He has also agreed not to compete with us during the term of his employment and the 12-month period following termination of his employment. He has also agreed not to solicit any of our customers, employees, consultants, or suppliers, or other person or entity having material business relations with the Company or its subsidiaries during that restricted period.

Termination provisions. Under the terms of Mr. Gear’s new agreement, upon an involuntary termination without cause or a termination for defined good reason that occurs prior to January 31, 2019, Mr. Gear will be eligible to receive (i) a lump sum cash amount equal to the Company’s contribution to cover Mr. Gear’s health and welfare for 24 months, (ii) the vesting of all outstanding equity awards granted prior to the Merger, and (iii) pro rata vesting of all his unvested equity awards granted after the Merger based on service during the vesting period and, in the case of performance awards, actual results.

Upon an involuntary termination without cause or a termination for defined good reason that occurs after January 31, 2019, Mr. Gear will be eligible to receive (i) severance equal to one times salary and target bonus plus a pro rata bonus payment based on actual results, (ii) continuation of health and welfare benefits for 12 months following termination of employment and (iii) pro rata vesting of all his unvested equity awards based on service during the vesting period and, in the case of performance awards, actual results.

Upon a termination due to death or permanent disability, all unvested time-based equity awards will fully vest and performance-based equity awards will vest based on actual results and, in the event of a termination due to permanent disability, Mr. Gear will receive continuation of health and welfare benefits for 12 months following his termination of employment.

Upon an involuntary termination without cause or a termination for defined good reason that occurs within 18 months following a change in control (as defined in the IHS Markit 2014 Equity Incentive Award Plan) that occurs after the effective date of the agreement, Mr. Gear will be eligible to receive (i) severance equal to two times salary and target bonus plus a pro rata bonus payment based on target levels, (ii) continuation of health and welfare benefits for 24 months following termination of employment and (iii) full vesting of all his unvested equity awards with performance-based awards vesting at target levels.

Additionally, in the event of an involuntary termination without cause or a termination for defined good reason that occurs prior to the vesting of the special award, this award will fully vest at target levels, if the termination occurs prior to the performance period provided in the award agreement, or based on actual results, if the termination occurs after such performance period.

The termination benefits described above are subject to Mr. Gear executing a release in favor of IHS Markit.

Adam Kansler

Effective as of July 1, 2014, legacy Markit entered into an employment agreement with Mr. Kansler, which was amended on July 11, 2016 (the “2014 Agreement”). Effective as of February 15, 2018, the Company entered into a new employment agreement with Mr. Kansler, which superseded the previous agreement between Mr. Kansler and legacy Markit, but incorporated some of the terms of the previous agreements.

Term. Mr. Kansler’s 2014 Agreement does not entitle Mr. Kansler to employment for any specified period of time and his employment will continue to be considered employment-at-will.

Base salary, bonus and benefits. The 2014 Agreement provides for an initial base salary of $400,000 to be reviewed annually. Mr. Kansler’s salary may not be reduced, unless there is a salary reduction for similarly situated members of management. Mr. Kansler will be eligible to participate in the annual cash incentive plan and may receive a bonus payment if he remains employed on the date the bonus is paid. The amount of the bonus award, if any, is in the Company’s sole discretion. Mr. Kansler is also entitled to participate in the employee benefits plans, programs, and arrangements as are customarily accorded to our executives. Mr. Kansler’s 2014 Agreement entitles him to benefits in the event of an involuntary termination without Cause or a termination for defined good reason, which are enumerated in “Potential Payments upon Termination or Change in Control.” For Mr. Kansler, defined good reason may be triggered in the event of: (1) a material diminution of compensation; (2) a material diminution of authority, duties, responsibilities, or title; or (3) a material breach by the Company of the employment agreement that is not remedied by the Company upon notice of such condition.

Modified cutback in connection with a change in control. Under Mr. Kansler’s 2014 Agreement, if any amounts received in connection with a change in control are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, he will be entitled to receive the greater of, on an after-tax basis, the full amount of payments subject to any excise tax or a reduced amount that does not give rise to the excise tax.

Covenants. Under Mr. Kansler’s 2014 Agreement, he has agreed to not make disparaging remarks about the Company or its subsidiaries and to maintain the confidentiality of our proprietary or confidential information at all times during his employment and thereafter. The Company also has agreed to instruct our executive officers not to disparage Mr. Kansler. He has assigned us all of the intellectual property rights in any work product created or developed by him during the term of his employment. He has also agreed not to compete with us during the term of his employment and for the 12-month period following termination of his employment, subject to specific exclusions and definitions of permissible advisory and academic activities. Furthermore, he has agreed not to solicit any of our customers, employees, or prospective customers of any of our subsidiaries during that restricted period.

Amendment. As of July 11, 2016, we amended Mr. Kansler’s employment agreement in connection with the Merger to provide for additional severance and benefit protection in connection with a termination of employment, the terms of which are described in further detail in “Potential Payments upon Termination or Change in Control.” Under the terms of the amendment to Mr. Kansler’s employment agreement, upon an involuntary termination without cause or a termination for defined good reason, Mr. Kansler will be eligible to receive severance equal to one month of salary and target bonus for every year of service, up to a maximum of 12 months (“Service Severance”). If, however, Mr. Kansler’s employment is terminated without cause or if he resigns his employment for defined good reason within 24 months following a change in control, he is eligible to receive severance equal to one times salary and target bonus, in addition to the Service Severance. In addition, if Mr. Kansler’s employment terminates prior to or on July 12, 2018, all equity awards granted prior to July 12, 2016 will vest and all equity awards granted thereafter will vest if such termination occurs before July 12, 2017. The termination benefits described are subject to Mr. Kansler executing a release in favor of IHS Markit.

New Employment Agreement

Term. Mr. Kansler’s new employment agreement does not provide for a specified term, but Mr. Kansler is required to provide the Company with six (6) months notice if he intends to resign (as opposed to only in the context of a termination for defined good reason).

General. Mr. Kansler’s new employment agreement provides for an initial base salary of $550,000 to be reviewed annually.

Special Award. Mr. Kansler’s new employment agreement discusses the terms of his special award, which are described in more detail in “Compensation Discussion and Analysis—Special Awards—Adam Kansler.”

Termination Provisions

Termination prior to or on July 12, 2018. Upon an involuntary termination without cause or a termination for defined good reason that occurs prior to or on July 12, 2018, Mr. Kansler will be eligible to receive (i) a cash severance payment equal to (a) service severance, plus (b) an additional 12 months of salary and target bonus, (ii) continuation of health and welfare benefits for 12 months following termination of employment, (iii) full vesting of all of his unvested equity awards granted on or before July 12, 2016, (iv) vesting of all of his unvested equity awards granted prior to July 12, 2017 that would have vested within the 12-month period following termination of his employment and (v) pro rata vesting of all his unvested equity awards granted after January 1, 2018 based on service during the vesting period and, in the case of performance awards, actual results.

Termination after July 12, 2018. Upon an involuntary termination without cause or termination for defined good reason that occurs after July 12, 2018, Mr. Kansler will be eligible to receive (i) severance equal to one times salary and target bonus plus a pro rata bonus payment based on actual results, (ii) continuation of health and welfare benefits for 12 months following termination of employment, (iii) vesting of equity awards as described in the paragraph above, except that equity awards granted on or before July 12, 2016 will vest to the extent that such awards would have vested within the 12-month period following termination of his employment.

Termination due to death or disability. Upon a termination due to death or permanent disability, (i) full vesting of all his unvested equity awards with performance-based awards vesting based on actual results and (ii) Mr. Kansler or, in the event of his death, his family will receive continuation of health and welfare benefits for 12 months following his termination of employment.

Termination following a change in control prior to or on July 12, 2018. Upon an involuntary termination without cause or a termination for defined good reason that occurs within 18 months following a change in control (as defined in the IHS Markit 2014 Equity Incentive Award Plan) that occurs after the effective date of Mr. Kansler’s new employment agreement and on or before July 12, 2018, Mr. Kansler will be eligible to receive (i) service severance, plus an additional 12 months of salary and target bonus, (ii) continuation of health and welfare benefits for 24 months following termination of employment and (iii) full vesting of all his unvested equity awards with performance-based awards vesting at target levels.

Termination following a change in control after July 12, 2018. Upon an involuntary termination without cause or a termination for defined good reason that occurs within 18 months following a change in control that occurs after July 12, 2018, Mr. Kansler will be eligible to receive all of the benefits described above except that his cash severance payment will equal two times salary and target bonus, plus a pro rata bonus payment based on service during the fiscal year.

Additionally, in the event of an involuntary termination without cause or a termination for defined good reason that occurs prior to the vesting of the special award, this award will fully vest at target levels, if the termination occurs prior to the performance period provided in the award agreement, or based on actual results, if the termination occurs after such performance period.

The termination benefits described above are subject to Mr. Kansler executing a release in favor of IHS Markit.

Potential Payments Upon Termination or Change in Control

Potential Payments upon Termination or Change in Control

Other than Mr. Stead, each NEO has entered into agreements that provide for key employment terms and compensation in the event of certain forms of termination of employment or a change in control of the Company. These agreements are described under “Executive Employment Agreements.”

All of the NEOs, including Mr. Stead, benefit from accelerated vesting of all or a portion of their equity awards following certain termination events, pursuant to the terms of their individual agreements or awards. In addition to the amounts discussed in the tables below, all of the NEOs may receive payouts from our qualified plans in the same manner that any salaried employee would (for instance, life or disability insurance payouts, pension plan payouts, or similar benefits). Messrs. Stead, Hyatt, and Gear also would receive the benefits described in further detail in “Executive Compensation Tables—Pension Benefits” and Messrs. Stead and Hyatt would receive the benefits described in further detail under “Executive Compensation Tables—Nonqualified Deferred Compensation.”

The following table provides details of the nature and amounts of compensation to each NEO, assuming a hypothetical termination (or a change in control of the Company and subsequent termination) on November 30, 2017, the last day of our most recent fiscal year. The table is based on the following four scenarios:

1.	Voluntary Termination Other Than for Good Reason or Involuntary Termination for Cause

This category refers to voluntary terminations by the executive other than for Good Reason (including resignations, retirements, or other terminations by mutual agreement) as well as terminations by the Company for Cause (including willful failure to perform material duties).

2.	Involuntary Termination Without Cause or Termination for Good Reason without Change in Control

This category refers to voluntary terminations by the executive for Good Reason or involuntary terminations by the Company without Cause, without a preceding change in control. For legacy Markit executive officers, the Merger constituted a change in control, thus, the scenario is not applicable as of November 30, 2016 for Messrs. Uggla and Kansler.

3.	Involuntary Termination Without Cause or Termination for Good Reason with a Change in Control

Other than Mr. Stead, each of the NEOs who were employed as of the last day of the fiscal year had protection in the event of termination following a change in control. For legacy Markit NEOs (Messrs. Uggla, and Kansler), the Merger of IHS and Markit constituted a change in control for purposes of their employment terms and they are entitled to change in control protection through July 12, 2018.

4.	Death or Disability

Messrs. Hyatt and Gear have protection pursuant to their employment agreements in the event of death or disability. Messrs. Stead, Hyatt, and Gear are entitled to accelerated vesting of their equity awards in the event of death or disability, where disability is defined as a mental or physical illness that entitles the executive to receive benefits under the applicable Company long-term disability plan. Messrs. Uggla and Kansler are entitled to accelerated vesting of their performance share units in the event of death or disability.

Table 1. Potential Post-Termination Payments Table

Name	Payments Upon Separation	Voluntary Termination Other Than For Good Reason or Involuntary Termination for Cause ($)	Involuntary Termination Without Cause or Termination for Good Reason (not Related to Change in Control) ($)	Involuntary Termination Without Cause or Termination for Good Reason (Change in Control) ($)	Death ($)	Disability ($)

Jerre Stead(1)	PSUs(2)	6,786,300	—	—	6,786,300	6,786,300
	RSUs(3)	—	—	11,108,684	11,108,684	11,108,684

				11,108,684	17,894,985	17,894,985

Lance Uggla	Cash Severance(4)	—	(8)	6,000,000	—	—
	PSUs(5)	—	(8)	6,786,300	6,786,300	6,786,300
	Restricted Share Awards(6)(21)	—	(8)	8,536,431	—	—
	Stock Options(7)(21)	—	(8)	45,397,453	—	—

				66,720,184	6,786,300	6,786,300

Todd Hyatt	PSUs(9)	—	—	1,131,028	1,131,028	1,131,028
	RSUs(10)	—	16,684,712	17,815,784	11,029,439	11,029,439
	Benefits Continuation(11)	—	25,698	25,698	25,698	25,698
	Outplacement Assistance(12)	—	10,500	10,500	—	—

			16,720,910	18,983,010	12,186,165	12,186,165

Jonathan Gear	Cash Severance(13)	—	—	2,337,500	—	—
	PSUs(14)	—	3,801,535	4,574,933	4,574,933	4,574,933
	RSUs(15)	—	9,019,398	12,581,189	12,581,189	12,581,189
	Benefits Continuation(16)	—	38,824	38,824	—	19,412

			12,859,757	19,532,447	17,156,122	17,175,534

Adam Kansler	Cash Severance(17)	—	(8)	1,604,167	—	—
	PSUs(18)	—	(8)	5,047,504	5,810,952	5,810,952
	Restricted Share Awards(19)(21)	—	(8)	1,623,454	—	—
	Stock Options(20)(21)	—	(8)	11,946,726	—	—

				20,221,851	5,810,952	5,810,952

(1)	Mr. Stead does not have an employment agreement and is not entitled to any payments upon termination for any reason other than the vesting of PSUs and RSUs, as described in this table.

(2)	Upon termination of employment due to retirement, Mr. Stead’s 152,091 PSUs will continue to vest according to the terms of their grant agreement for the performance period December 1, 2016 through November 30, 2019. Had there been a change in control on November 30, 2017 and had Mr. Stead’s employment been involuntarily terminated by the Company in that connection, then his outstanding 152,091 PSUs would have been forfeited because they do not have a double trigger provision. Had Mr. Stead’s employment terminated due to death or disability, the vesting of his 152,091 PSUs would have been accelerated at target. The value above is calculated by multiplying the number of unvested PSUs at target by $44.62, the closing price of IHS Markit shares on November 30, 2017. Actual awards will vest based on actual performance after the Board has certified the results.

(3)	Under a change in control or termination of employment due to death or disability, the vesting of 248,962 RSUs will be accelerated. The value above is calculated by multiplying the number of unvested RSUs by $44.62, the closing price of IHS Markit shares on November 30, 2017.

(4)	In the event of an involuntary termination without Cause or a termination for Good Reason within 12 months of a change in control, Mr. Uggla is entitled to receive a cash severance payment equal to (a) one month of his base salary and target cash incentive (calculated at 150 percent of salary for this table) for every year of service, up to a maximum of 12 months, plus (b) an additional 12 months of salary and target cash incentive.

(5)	In the event of an involuntary termination without Cause after the 12-month anniversary of the Merger and on or prior to January 1, 2018 or a termination for Good Reason as a result of the “Succession Trigger” (as defined in his amended employment agreement) before January 1, 2018, the vesting of PSUs will be accelerated at target. Upon termination of employment due to death or disability, the vesting of PSUs will be accelerated at target. The value above is calculated by multiplying the number of unvested PSUs at target by $44.62, the closing price of IHS Markit shares on November 30, 2017.

(6)	In the event of an involuntary termination without Cause after the 12-month anniversary of the Merger and on or prior to January 1, 2018 or a termination for Good Reason as a result of the “Succession Trigger” (as defined in his amended employment agreement) before January 1, 2018, the vesting of Mr. Uggla’s restricted share awards will be accelerated. The value shown above is equal to the number of unvested restricted share awards multiplied by $44.62, the closing stock price of IHS Markit shares, on November 30, 2017.

(7)	In the event of an involuntary termination without Cause after the 12-month anniversary of the Merger and on or prior to January 1, 2018 or a termination for Good Reason as a result of the “Succession Trigger” (as defined in his amended employment agreement) before January 1, 2018, the vesting of Mr. Uggla’s stock options will be accelerated, and he will have until the originally scheduled expiration date to exercise the options. The value shown above is equal to $44.62, the closing stock price of IHS Markit shares on November 30, 2017, less the applicable exercise price multiplied by the number of unvested stock options held.

(8)	The Merger constituted a Change in Control under the terms of the employment agreements held by Messrs. Uggla and Kansler; thus, as of November 30, 2017, in the event of an involuntary termination without Cause or termination for Good Reason, they would be entitled to Change in Control termination benefits.

(9)	In the event of an involuntary termination without Cause or a termination for Good Reason with Change in Control or upon termination of employment due to death or disability on or prior to January 31, 2019, the vesting of Mr. Hyatt’s PSUs will be accelerated at target. In the event of termination due to retirement on or after age 60, Mr. Hyatt’s PSUs will continue to vest according to the terms of the grant agreement as long as Mr. Hyatt is employed at least 6 months after the grant date. The value above is calculated by multiplying the number of unvested PSUs at target by $44.62, the closing price of IHS Markit shares on November 30, 2017.

(10)	In the event of an involuntary termination without Cause or termination for Good Reason without a Change in Control that occurs on or prior to January 31, 2019, the vesting of RSUs granted prior to the Merger and the RSUs granted on February 1, 2017 will be accelerated. Upon death or disability that occurs on or prior to January 31, 2019, the vesting of RSUs granted prior to the Merger will be accelerated. In the event of an involuntary termination without Cause or termination for Good Reason with Change in Control, the vesting of all outstanding RSUs will be accelerated. In the event of termination due to retirement on or after age 60, Mr. Hyatt’s RSUs will continue to vest according to the terms of the grant agreement as long as Mr. Hyatt is employed at least 6 months after the grant date. The value above is calculated by multiplying the number of unvested RSUs by $44.62, the closing price of IHS Markit shares on November 30, 2017.

(11)	In the event of an involuntary termination without Cause or a termination for Good Reason, Mr. Hyatt receives welfare benefit continuation for him and his family for 24 months if such termination occurs on or prior to January 31, 2019. For a termination of employment that occurs after January 31, 2019, Mr. Hyatt would receive welfare benefit continuation for him and his family for (i) 24 months, if such termination of employment is without Cause or termination for Good Reason and with a change in control or (ii) 18 months if such termination of employment is without Cause without a change in control. In the event of termination due to death or disability on or prior to January 31, 2019, Mr. Hyatt receives welfare benefits continuation for him and his family for 24 months. In the event of termination due to retirement on or after age 60, Mr. Hyatt receives welfare benefits continuation for him and his family for 24 months.

(12)	In the event of an involuntary termination without Cause or a termination for Good Reason, in all cases prior to January 31, 2019, Mr. Hyatt will receive outplacement assistance for 24 months.

(13)	In the event of an involuntary termination without Cause or a termination for Good Reason, Mr. Gear would be entitled to receive a cash severance payment equal to one times his base salary and target cash incentive (calculated at 75 percent of salary for this table) plus the pro-rated target cash incentive earned for the current fiscal year. However, if termination occurs on or prior to January 31, 2019, the cash severance is not payable. In the event of an involuntary termination without Cause or termination for Good Reason within 18 months of a change in control, Mr. Gear is entitled to receive a cash severance payment equal to two times his base salary and target cash incentive (calculated at 75 percent of salary for this table) plus the pro-rated target cash incentive earned for the current fiscal year.

(14)

In the event of an involuntary termination without Cause or a termination for Good Reason, Mr. Gear’s PSUs will vest based on actual performance after the Board has certified the results, prorated for the number of days that have elapsed during such performance period prior to the date of termination. During the period between April 2, 2017 and December 31, 2021, the special award granted to Mr. Gear on April 5, 2017 vests at target performance. In the event of an involuntary termination without Cause or termination for Good Reason with a change in control, Mr. Gear’s PSUs will vest at target performance. In the event of termination due to death or disability, Mr. Gear’s PSUs will vest based on actual performance after the Board has certified the results. The values above are calculated at target using the $44.62 closing price of IHS Markit shares on November 30, 2017.

(15)	In the event of an involuntary termination without Cause or a termination for Good Reason, Mr. Gear’s RSUs will vest, prorated for the number of days that have elapsed during the vesting period prior to the date of termination. If termination occurs prior to January 31, 2019, the RSUs that were granted prior to the Merger will vest in full. In the event of an involuntary termination without Cause or termination for Good Reason with change in control, and termination due to death or disability, Mr. Gear’s RSUs will vest in full. The values above are calculated using the $44.62 closing price of IHS Markit shares on November 30, 2017.

(16)	In the case of an involuntary termination without Cause or a termination for Good Reason, Mr. Gear receives welfare benefits continuation for him and his family for 12 months, or 24 months if termination occurs on or prior to January 31, 2019. In the case of an involuntary termination without Cause or termination for Good Reason with change in control, Mr. Gear receives welfare benefits continuation for him and his family for 24 months. In the case of termination due to disability, Mr. Gear receives welfare benefits continuation for him and his family for 12 months.

(17)	In the event of an involuntary termination without Cause or a termination for Good Reason within 24 months following a Change in Control, Mr. Kansler will be entitled to receive a cash severance payment equal to (a) one month of his base salary and target cash incentive (calculated at 75 percent of salary for this table) for every year of service, up to a maximum of 12 months, plus (b) an additional 12 months of salary and target cash incentive.

(18)	Prior to February 15, 2022, the special award granted on July 12, 2017 (i) vests in full at target performance in the event of an involuntary termination without Cause or termination for Good Reason and (ii) vests based on actual performance after the Board has certified the results in the event of a termination due to death or disability. The PSU award granted on February 1, 2017 vests at target in the event of a termination due to death or disability.

(19)	In the event of an involuntary termination without Cause or termination for Good Reason within 24 months of the Merger or 12 months within a change in control, Mr. Kansler’s restricted share awards will vest in full. The values above are calculated at target using the $44.62 closing price of IHS Markit shares on November 30, 2017.

(20)	In the event of an involuntary termination without Cause or a termination for Good Reason within 24 months of the Merger or 12 months within a change in control, Mr. Kansler’s stock options will vest in full. In addition, he will have 12 months from his termination date (or until the originally scheduled expiration date, if earlier) to exercise the stock options for which the vesting is accelerated. The value shown above is equal to $44.62, the closing stock price of IHS Markit shares on November 30, 2017, less the applicable exercise price multiplied by the number of unvested stock options held.

(21)	The IHS Markit 2014 Equity Incentive Award Plan provides that if a participant’s employment terminates without Cause within 24 months after the closing of the Merger, all equity awards granted to the participant prior to the Merger vest immediately and stock options remain exercisable for 12 months from the termination date (or until the originally scheduled expiration date, if earlier).

Certain Relationships and Related Transactions

Review and Approval of Related Person Transactions

We have adopted a set of written related person transaction policies designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure, approval and resolution of any real or potential conflicts of interest which may exist from time to time. Such transactions generally include any non-ordinary-course transaction and the persons involved include any IHS Markit directors, nominees for director, executive officers, a person or entity that is known to be a beneficial owner of more than five percent of our voting securities, or any immediate family members or affiliates of any of them. It could include direct or indirect material interests in the transaction or the persons involved.

Our Board of Directors has delegated to the Nominating and Governance Committee the responsibility for reviewing related person transactions. Such policies and procedures provide, among other things, that all related person transactions require approval by our Nominating and Governance Committee, after considering all relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to us, opportunity costs of alternative transactions, the materiality and character of the related party’s direct or indirect interest, and the actual or apparent conflict of interest of the related party, and after determining that the transaction is in, or not inconsistent with, our best interests.

To support this process, each year we solicit internal disclosure of any transactions between IHS Markit and its directors and executive officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the amount involved. In addition, all directors, officers, and employees of IHS Markit are governed by the IHS Markit Business Code of Conduct and our Conflict of Interest Policy, which require directors, officers and employees to inform the General Counsel or Chief Compliance Officer of any existing or proposed relationship, financial interest, or business transaction that could be, or might appear to constitute, a conflict of interest or a related person transaction. The Nominating and Governance Committee annually reviews and evaluates all information received for each director as part of its assessment of each director’s independence.

There have been no related person transactions since the adoption of the related person transaction policy where such policy was not followed.

Registration Rights Agreement

On June 24, 2014, we entered into a registration rights and lock-up agreement (the “Registration Rights Agreement”) with our executive officers at the time, including Mr. Uggla and Mr. Kansler, and certain shareholders. On June 10, 2015, the Registration Rights Agreement was amended in connection with a secondary offering of shares at that time (the “2015 Secondary Offering”), in which the shareholders were permitted to sell up to 85 percent of their Initial Ownership Common Shares (as defined below). The agreement, as amended, provides for the restrictions and rights set forth below. For purposes of this section only, Bank of America, Barclays, BNP Paribas, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, J.P. Morgan, Morgan Stanley, RBS, UBS, and Credit Suisse are referred to as the “Bank Shareholders,” and General Atlantic, Temasek and CPPIB are referred to as the “PE Shareholders.” The Bank Shareholders, PE Shareholders, and the other persons party to the agreement are collectively referred to in this section as the “Shareholders.”

Transfer restrictions. Without our written consent, the Bank Shareholders and PE Shareholders are not permitted to transfer any common shares they beneficially owned as of the closing of Markit’s initial public offering (the “Initial Ownership Common Shares”) except (i) to certain permitted transferees (which, as a condition of transfer, must agree to be bound by the terms of the Registration Rights Agreement), (ii) after the first anniversary of the closing of Markit’s initial public offering, in accordance with the registration rights provisions and the other transfer restrictions described below, or (iii) in the case of the Bank Shareholders, when the transfer restrictions cease to apply no later than the fifth anniversary of the closing of Markit’s initial public offering and, in the case of the PE Shareholders, when the transfer restrictions cease to apply no later than the fourth anniversary of the closing of Markit’s initial public offering. With respect to a Bank Shareholder, no more than 25 percent of such Bank Shareholder’s Initial Ownership Common Shares may be transferred pursuant to clause (ii) in each successive 12-month period beginning on the first anniversary of the closing of Markit’s initial public offering or any anniversary thereof. With respect to a PE Shareholder, no more than 33-1/3 percent of such PE Shareholder’s Initial Ownership Common Shares may be transferred pursuant to clause (ii) in each successive 12-month period beginning on the first anniversary of the closing of Markit’s initial public offering or any anniversary thereof. If, however, any Bank Shareholder or PE Shareholder does not transfer the maximum allowable number of Initial Ownership Common Shares in any 12-month period, such remaining number of Initial Ownership Common Shares will be available for transfer in the next subsequent 12-month period, and if a Bank Shareholder or PE Shareholder sold more than 25 percent or 33-1/3 percent, as applicable, of such Shareholder’s Initial Ownership Common Shares in the 2015 Secondary Offering, then the number of such shares such Shareholder would be permitted to sell in each remaining 12-month period is proportionally reduced. In addition, our CEO, Lance Uggla, separately agreed with us to transfer restrictions on 3,000,000 common shares either held by him or to which he is a beneficiary, on terms substantially similar to the transfer restrictions applicable to the PE Shareholders.

Demand registration rights. Subject to the transfer restrictions described above, any two Shareholders that are either Bank Shareholders or PE Shareholders, or both will be entitled to request that we effect up to an aggregate of four demand registrations under the Registration Rights Agreement, but no more than one demand registration within (i) a period of 90 days after the effective date of any other demand registration statement or (ii) any successive 12-month period beginning on the first anniversary of the closing of Markit’s initial public offering or any anniversary thereof. Within 10 business days of our receiving a demand notice, we must give notice of such requested demand registration to the other Shareholders. Within five business days after the date of our notice, any of such other Shareholders may request that we also effect the registration of certain of their common shares that are eligible for registration. Any demand registration through the fourth anniversary of the closing of Markit’s initial public offering is required to meet an expected aggregate gross proceeds threshold of $100 million.

The demand registration rights are subject to certain customary conditions and limitations, including customary underwriter cutback rights and our ability to defer registration. If any Shareholders are cut back by the underwriters, they may either seek a waiver from us permitting them to sell any excluded common shares by any means available under the Securities Act or request that we effect a second demand registration, which would not be deemed one of the four available demand registrations. If, in connection with a second demand registration, any Shareholders are cut back by the underwriters, then such Shareholders may sell any excluded common shares by any means available under the Securities Act.

In addition, if, subsequent to the fourth anniversary of the closing of Markit’s initial public offering, any PE Shareholder owns 100 percent of the number of its Initial Ownership Common Shares and our Board of Directors includes a PE Shareholder director nominee, such PE Shareholder will be entitled to one additional demand registration (which each other PE Shareholder may join so long as it satisfies the same requirements as the requesting PE Shareholder). Such additional demand registration shall not be deemed one of the four available demand registrations. In addition, if, as of the fourth anniversary of the closing of Markit’s initial public offering, any Shareholder owns more than five percent of our issued and outstanding common shares, then such Shareholder will be entitled to one additional demand registration (which any other Shareholder may join so long as it satisfies the same requirements as the requesting Shareholder). Such additional demand registration shall not be deemed one of the four available demand registrations.

Shelf registration rights. Subject to the transfer restrictions described above, at any time after the first anniversary of the closing of Markit’s initial public offering, if we are eligible to use a shelf registration statement, then any two Shareholders that are either Bank Shareholders or PE Shareholders, or both, will be entitled to request that we effect a shelf registration on similar terms as the demand registrations described above, except that offerings will be conducted as underwritten takedowns. Each underwritten takedown constitutes a demand registration for purposes of the four demand registrations we are obligated to effectuate subject to the additional demand rights described in the immediately preceding paragraph.

The Registration Rights Agreement provides that we must pay all registration expenses (other than fees and expenses of the Shareholders, including counsel fees and any underwriting discounts and commissions) in connection with any effected demand registration or shelf registration. The Registration Rights Agreement contains customary indemnification and contribution provisions.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our bye-laws require us to indemnify our directors and executive officers to the fullest extent permitted by law.

Shareholder Proposals for the 2019 Annual General Meeting

If a shareholder wishes to present a proposal at the 2019 Annual General Meeting of Shareholders and have it included in our Proxy Statement for the 2019 Annual General Meeting of Shareholders, the proposal be received by the Company Secretary of IHS Markit no later than the close of business on                     , 2018. Such proposals must be sent to: Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom or by email to CompanySecretary@ihsmarkit.com. Such proposals will need to comply with the SEC’s rules and regulations, namely Rule 14a-8 under the Exchange Act, regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

If a shareholder wishes to present a proposal at the 2019 Annual General Meeting of Shareholders, but not to include the proposal in our Proxy Statement for the 2019 Annual General Meeting of Shareholders, or to nominate a person for election as a director, the shareholder, and the proposal must comply with the requirements set forth in our bye-laws, including by the shareholder giving timely notice of the proposal in writing to the Company Secretary of IHS Markit at the principal executive offices of IHS Markit. In order to be timely under our bye-laws, notice of shareholder proposals must be received by the Company Secretary of IHS Markit, not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual general meeting of shareholders. If the next annual meeting is called for a date that is more than 30 days before or after that anniversary date, notice by the shareholder in order to be timely must be received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to shareholders or the date on which public disclosure of the date of the annual general meeting was made. Therefore, assuming that our 2019 Annual General Meeting of Shareholders is called for a date that is not more than 30 days before or after April 11, 2019, we must receive notice of such a proposal or nomination for the 2019 Annual General Meeting of Shareholders no earlier than December 12, 2018 and no later than January 11, 2019. We suggest that shareholders to submit proposals by certified mail, return receipt requested. Please note that the advance notice requirement described in this paragraph and our bye-laws does not apply to proposals a shareholder wishes to have included in our proxy statement; that procedure is explained in the immediately preceding paragraph.

Additionally, under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require us to give notice to our shareholders of a proposal to be submitted at an annual general meeting. Generally, notice of such a proposal must be received by us at our registered office in Bermuda, located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

We recommend that any shareholder desiring to make a nomination or submit a proposal for consideration obtain a copy of our bye-laws. They are available on our website at http://investor.ihsmarkit.com or free of charge upon written request sent to: Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London, EC2Y 9LY, United Kingdom.

The IHS Markit 2017 Annual Report on Form 10-K has been mailed with this Proxy Statement.

You may also review that document and all exhibits on our website (http://investor.ihsmarkit.com).

We will provide printed copies of exhibits to the Annual Report on Form 10-K. Send that request in writing to: Company Secretary, c/o Legal Department, IHS Markit Ltd., 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom.

The request must include a representation by the shareholder that as of the Record Date the shareholder was entitled to vote at the Annual Meeting.

Admission and Ticket Request Procedure

Admission

Admission is limited to shareholders of record at the close of business on February 14, 2018, or one individual designated as a shareholder’s authorized proxy holder or one representative designated in writing to present a shareholder proposal. In each case, the individual must have an admission ticket and valid government issued photo identification (e.g., a driver’s license or a passport) to be admitted to the Annual Meeting.

No weapons, cameras, audio or video recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.

Ticket Request Deadline

Ticket requests must include all information specified in the applicable table below and be submitted in writing and received by IHS Markit on or before April 5, 2018. No requests will be processed after that date.

Authorized Proxy Representative

A shareholder may appoint one representative to attend the Annual Meeting and/or vote on his/her behalf. The admission ticket must be requested by the shareholder but will be issued in the name of the authorized representative. Individuals holding admission tickets that are not issued in their name will not be admitted to the Annual Meeting. The shareholder information specified below and a written proxy authorization must accompany the ticket request.

Proponent of a Shareholder Proposal

For each shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative if the advance registration instructions in this section are followed. Shareholder sponsors and their designated representatives must have an admission ticket and present valid government issued photo identification to be admitted to the Annual Meeting.

Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:

Option A

●  Name(s) of shareholder(s);

●  Address;

●  Phone number; and

●  Shareholder account number or social security number

Option B

●  A copy of your proxy card or notice showing shareholder name and address

Also include:

●  Name of authorized proxy representative, if applicable

●  Address to which ticket should be mailed

●  A copy of your February 2018 brokerage account statement showing IHS Markit share ownership as of the Record Date (February 14, 2018); or

●  A letter from your broker, bank or other nominee verifying your Record Rate (February 14, 2018) ownership; or

●  A copy of your brokerage account voting instruction card showing shareholder name and address

Also include:

●  Name of authorized proxy representative, if applicable

●  Address to which ticket should be mailed and phone number

In order to be admitted to the Annual Meeting, shareholders will need proof of ownership of common shares in the Company, and may be asked to present a form of personal government-issued photo identification. If your common shares are not registered in your name (for instance, if you hold common shares through a broker, bank, or other institution), please advise the shareholder of record that you wish to attend; that firm will then provide you with evidence of ownership that will be required for admission to the Annual Meeting.

Other Matters

The Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors

Christopher McLoughlin
Secretary
, 2018

APPENDIX A

AMENDED AND RESTATED

BYE-LAWS OF

IHS MARKIT LTD.

EFFECTIVE AS OF ~~JULY 12~~[    ], ~~2016~~2018

INTERPRETATION

1.	Definitions

1.1.	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Auditor	includes an individual or partnership;

Board	the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Board Supermajority Approval	approval by a resolution of the Board including the affirmative vote of not less than 75% of the Directors then in office ((i) in the case of Bye-laws, ~~48.2~~47.2(b)-(c), ~~59.2~~58.2(b) and, to the extent relating to Bye-law 37.2, ~~48.2~~47.2(b)-(c) or ~~59.2~~58.2(b), Bye-law ~~76.3~~75.3, excluding Lance Uggla from the vote and from the number of directors for purposes of calculating the 75% and (ii) in the case of Bye-laws, ~~48.2~~47.2(a), ~~59.2~~58.2(a) and, to the extent relating to Bye-law 37.2, ~~48.2~~47.2(a) or ~~59.2~~58.2(a), Bye-law ~~76.3~~75.3, excluding Jerre Stead from the vote and from the number of directors for purposes of calculating the 75%);

Chairman	the chairman of the Board;

Change Date	the first date on or after the Effective Date on which Jerre Stead is not the Chairman, a Director and the chief executive officer of the Company (in the event that the Change Date is the Effective Date, then, for purposes of these Bye-laws, any provisions effective as of the Change Date shall supersede any provisions effective as of the Effective Date);

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company;

Effective Date	the effective date of the merger of Marvel Merger Sub, Inc. with and into IHS pursuant to the Merger Agreement;

Exchange	the Nasdaq Global Select Market, the U.S. stock exchange on which the Company’s Common Shares are listed;

IHS	IHS Inc., a Delaware corporation;

Lead Director	a Director appointed by the Board to such office to perform the role specified in Bye-law ~~59~~58;

Legacy IHS Director	(a) a Director who, prior to the Effective Date, was a director of IHS and (b) any person appointed as a Director in accordance with Bye-law ~~42.2~~41.2 to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);

Legacy Markit Director	(a) a Director who, prior to the Effective Date, was a director of the Company and (b) any person appointed as a Director in accordance with Bye-law ~~42.2~~41.2 to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);

Member	the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

Merger Agreement	the Agreement and Plan of Merger, dated as of March 20, 2016, by and among the Company, IHS and Marvel Merger Sub, Inc.;

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company and includes the Secretary;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

1.2.	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:-

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative;

(e)	a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)	the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(g)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3.	In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4.	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

2.1.	Subject to these Bye-laws, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

2.2.	Without limitation to the provisions of Bye-law 4, subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board or any committee designated thereby (before the issue or conversion of such shares).

3.	Power of the Company to Purchase its Shares

3.1.	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2.	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1.	At the date these Bye-laws are adopted, the share capital of the Company is divided into two classes: (i) common shares (the “Common Shares”) and (ii) preference shares (the “Preference Shares”).

4.2.	The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to any Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends and other distributions as the Board may from time to time declare;

(c)	in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.3.	The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, to allot and redesignate such portion of the unissued share capital to such series as it shall determine to be appropriate and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)	the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)	whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)	whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)	the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)	the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.4.	Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.5.	At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.6.	All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Calls on Shares

5.1.	The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2.	Any amount which, by the terms of issue of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

5.3.	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

5.4.	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up or become payable.

6.	Forfeiture of Shares

6.1.	If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

IHS Markit Ltd. (the “Company”)

You have failed to pay the call of [amount of call] made on the [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [    ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

[Signature of Secretary] By Order of the Board

6.2.	If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

6.3.	A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

6.4.	The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.	Share Certificates

7.1.	Subject to Bye-law 7.4, every Member shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

7.2.	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

7.3.	If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed, the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

7.4.	Notwithstanding any provisions of these Bye-laws:

(a)	the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)	unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

8.	Fractional Shares

The Company shall not issue its shares in fractional denominations.

REGISTRATION OF SHARES

9.	Register of Members

9.1.	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

9.2.	The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.	Transfer of Registered Shares

11.1.	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

11.2.	Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

11.3.	An instrument of transfer for shares which may not be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2 shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

IHS Markit Ltd. (the “Company”)

FOR VALUE RECEIVED [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

11.4.	Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

11.5.	The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

11.6.	The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

11.7.	The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. The Board shall have the authority to request from any Member, and such Member shall provide, such information as the Board may reasonably request for the purpose of determining whether the transfer of any share requires such consent, authorisation or permission and whether the same has been obtained. If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.	Transmission of Registered Shares

12.1.	In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law 12.1, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

12.2.	Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case, unless the shares may be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2, the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

IHS Markit Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

12.3.	On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

12.4.	Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.	Power to Alter Capital

13.1.	The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its authorised share capital in any manner permitted by the Act.

13.2.	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.	Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.	Dividends

15.1.	The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

15.2.	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

15.3.	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

15.4.	The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

15.5.	No unpaid dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company unless otherwise provided by the rights attached to such share.

16.	Power to Set Aside Profits

The Board may, before declaring a dividend or distribution, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies, for equalising dividends, securing equality of distribution or for any other purpose.

17.	Method of Payment

17.1.	Any dividend, interest, or other monies payable in cash in respect of the shares may be paid by such means as the Board shall determine, including by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members (in the case of joint holders of shares, unless directed in writing otherwise by such joint holders, to the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members). Every such cheque or draft shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or draft shall be a good discharge to the Company. Every such cheque or draft shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares, any one of them can give an effectual receipt for any dividend, distributions or other monies payable in respect of such shares.

17.2.	The Board may deduct from any dividend, distribution or other monies payable to any Member all monies due from such Member to the Company on account of calls or otherwise in respect of a share which is not fully paid.

17.3.	Any dividend, distribution and/or other monies payable in respect of a share which has remained unclaimed for a period of six years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend, distribution or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

17.4.

The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

18.	Capitalisation

18.1.	The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for dividend or distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

18.2.	The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.	Annual General Meetings

An annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place in or outside Bermuda as the Board shall appoint.

20.	Special General Meetings

The Chairman or a majority of the Directors then in office may convene a special general meeting whenever in their judgment such a meeting is necessary.

21.	Requisitioned General Meetings and Other Business

21.1.	The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

21.2.	In addition to any rights of Members under the Act or these Bye-laws, business may be brought before any annual general meeting or any special general meeting by any person who: (i) is a Member of record on the date of the giving of the notice provided for in this Bye-law 21 and on the record date for the determination of Members entitled to receive notice of and vote at such meeting; and (ii) complies with the notice procedures set forth in this Bye-law 21.

21.3.	In addition to any other applicable requirements, for other business to be proposed by a Member pursuant to Bye-law 21.2, such Member must have given timely notice thereof in proper written form to the Secretary.

21.4.

To be timely, a notice given to the Secretary pursuant to Bye-law 21.3 must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company as set forth in the Company’s filings with the U.S. Securities and Exchange Commission: (i) in the case of an annual general meeting, not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be so delivered or mailed and received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which public disclosure of the date of the annual general meeting was made; and (ii) in the case of a special general meeting, not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made.

21.5.	To be in proper written form, a notice given to the Secretary pursuant to Bye-law 21.3 must set forth as to each matter such Member proposed to bring before the general meeting: (i) a brief description of the business desired to be brought before the general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bye-laws of the Company, the language of the proposed amendment) and the reasons for conducting such business at the general meeting; (ii) the name and record address of such Member and the beneficial owner, if any, on whose behalf the business is being proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares of any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such Member and any material interest of such Member or such beneficial owner in such business; and (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to bring such business before the general meeting.

21.6.	Once business has been properly brought before the general meeting in accordance with the procedures set forth in this Bye-law 21, nothing in this Bye-law shall be deemed to preclude discussion by any Member of such business. If the chairman of a general meeting determines that business was not properly brought before the meeting in accordance with this Bye-law 21, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

21.7.	No business may be transacted at a general meeting, other than business that is either (i) properly brought before the general meeting by or at the direction of the Board (or any duly authorised committee thereof); or (ii) properly brought before the general meeting by any Member or Members in accordance with the Act or these Bye-laws.

22.	Notice

22.1.	At least 14 days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

22.2.	At least 10 days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

22.3.	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

22.4.	A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; or (ii) by a majority in number of the Members having the right to attend and vote at the general meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

22.5.	The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that general meeting.

23.	Giving Notice and Access

23.1.	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)	by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served five days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)	by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

23.2.	Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

23.3.	In proving service under paragraphs 23.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

24.	Postponement or Cancellation of General Meeting

The Secretary may, and on the instruction of the Chairman, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a general meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to the Members in accordance with these Bye-laws.

25.	Electronic Participation and Security in General Meetings

25.1.	The Board may, but shall not be required to, make arrangements permitting Members to participate in any general meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation by way of such facilities or means in such a meeting shall constitute presence in person at such meeting.

25.2.	The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction the Board or such chairman considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

26.	Quorum at General Meetings

26.1.	Subject to the rules of the Exchange, at any general meeting two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total issued shares in the Company entitled to vote at such general meeting shall form a quorum for the transaction of business.

26.2.	If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

27.	Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman shall act as chairman of the meeting at all general meetings at which such person is present. In the Chairman’s absence the Lead Director shall act as chairman of the meeting. In the absence of both the Chairman and the Lead Director a chairman of the meeting shall be appointed or elected by the Directors present at the meeting and in their absence by a majority of those present at the meeting and entitled to vote.

28.	Voting on Resolutions

28.1.	Subject to the Act, these Bye-laws and the rules of the Exchange, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

28.2.	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

28.3.	At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

28.4.	In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means permitted by the Board pursuant to Bye-law 25.1, the chairman of the meeting shall direct the manner in which such Member may cast his vote in the form of an electronic record or otherwise on a show of hands.

28.5.	At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

28.6.	At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

29.	Power to Demand a Vote on a Poll

29.1.	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)	any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)	any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

29.2.	Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting, including persons present by telephone, electronic or other communications facilities, shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person holding multiple shares or holding a proxy in respect of multiple shares need not use all his votes or cast all the votes he uses in the same way.

29.3.	A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

29.4.

Where a vote is taken by poll, each person present and entitled to vote, including each person present by telephone, electronic or other communications facilities, shall record his vote in such manner as the chairman of the meeting may direct having regard to the nature of the question on which the vote is taken. Each ballot shall be marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the votes cast in accordance with such directions shall be examined and counted by one or more inspectors of votes or a committee appointed by the chairman of the meeting for the purpose. The result of the poll shall be declared by the chairman of the meeting.

30.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

31.	Instrument of Proxy

31.1.	A Member may appoint a proxy by

(a)	such telephonic, electronic or other means as may be approved by the Board from time to time; or

(b)	an instrument appointing a proxy in writing in substantially the following form or such other form as the Board may determine from time to time:

Proxy

IHS Markit Ltd. (the “Company”)

I/We, [insert names here] , being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]

Signed this [date]

Members

31.2.	The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

31.3.	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

31.4.	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

32.	Representation of Corporate Member

32.1.	A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any general meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

32.2.	Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

33.	Adjournment of General Meeting

33.1.	The chairman of a general meeting at which a quorum is present may, with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy) adjourn the meeting.

33.2.	The chairman of a general meeting may adjourn a meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

33.3.	Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

34.	Written Resolutions

34.1.	Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by or on behalf of all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

34.2.	A resolution in writing may be signed in any number of counterparts.

34.3.	A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

34.4.	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

34.5.	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

34.6.	For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by or on behalf of the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

35.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

36.	Election of Directors

36.1.	Only persons who are proposed or nominated in accordance with this Bye-law shall be eligible for election as Directors. Any Member or the Board may propose any person for election as a Director. Where any person, other than a Director retiring at the meeting or a person proposed for re-election or election as a Director by the Board, is to be proposed for election as a Director, notice must be given to the Company of the intention to propose him and of his willingness to serve as a Director. Where a Director is to be elected:

(a)	at an annual general meeting, such notice must be given not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be given not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which public disclosure of the date of the annual general meeting was made;

(b)	at a special general meeting, such notice must be given not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made;

(c)

in the case of an election at any general meeting, such notice must set forth: (i) as to each person whom the Member proposes to nominate for election as a Director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of the Company owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to applicable laws or regulations or that the Company may reasonably request in order to determine the eligibility of such person to serve as a Director of the Company; (ii) the name and record address of the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination is proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares of any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner and any other person or persons (including their names) in connection with the proposed nomination by such Member and any material relationship between such Member or such beneficial owner and the person proposed to be nominated for election; and (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to propose such nomination; and

(d)	in the case of an election at any general meeting, such notice must be accompanied by a written consent of each person whom the Member proposes to nominate for election as a Director to being named as a nominee and to serve as a Director if elected.

36.2.	Where persons are validly proposed for re-election or election as a Director, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

36.3.	At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

36.4.	For any Director election to occur by resolution of the Members prior to the Change Date, (i) any person proposed or nominated by the Board to replace a Legacy IHS Director will require the approval of the Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) and (ii) any person proposed or nominated by the Board to replace a Legacy Markit Director will require the approval of the Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office). This Bye-law 36.4 will be implemented so as to comply with applicable Exchange rules.

37.	Number of Directors

37.1.	At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Board shall consist of eleven directors.

37.2.	Effective as of the Change Date (which in no event shall be later than December 31, 2017), unless otherwise determined by Board Supermajority Approval, (i) the office of Director held by Jerre Stead shall be vacated and (ii) upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced by one director (i.e., if prior to the vacancy of the office of Director by Jerre Stead the Board consisted of eleven directors, to ten directors).

37.3.	From and after the Change Date, the Board shall consist of such number of Directors being not less than five Directors or such greater number as the Board may from time to time determine.

~~38.~~	~~Classes of Directors~~

~~The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist, as nearly as possible, of one third of the total number of Directors constituting the entire Board.~~

38.	~~39.~~ Term of Office of Directors

~~At~~Commencing at the first annual general meeting ~~which~~that is held after the date of adoption of these Bye-laws~~, the Class I Directors shall be elected for a three year term of office. At the second annual general meeting which is held after the date of adoption of these Bye-laws, the Class II Directors shall be elected for a three year term of office. At the third annual general meeting which is held after the date of adoption of these Bye-laws, the Class III Directors shall be elected for a three year term of office. At~~and each succeeding annual general meeting, ~~successors to the class of~~ Directors ~~whose term expires at that~~shall be elected annually for a one-year term expiring at the next annual general meeting ~~shall be elected for a three year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the~~

~~number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director~~; provided that each Director serving as a Class I Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting ~~for the year in which his term expires,~~ held in 2021, each Director serving as a Class II Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting held in 2020 and each Director serving as a Class III Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting held in 2019; and subject to his office being vacated pursuant to Bye-law ~~42.~~41. A Director elected or appointed to fill a vacancy pursuant to Bye-law 40.2 or Bye-law 41.2 shall hold office until the next annual general meeting held after the date of such appointment.

39.	~~40.~~Alternate Directors

The election or appointment of a person or persons to act as a Director in the alternative to any one or more Directors shall not be permitted.

40.	~~41.~~Removal of Directors

40.1.	~~41.1.~~ Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director only with cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

40.2.	~~41.2.~~ If a Director is removed from the Board under this Bye-law, the Members may fill the vacancy at the meeting at which such Director is removed, provided the nominee for the vacancy is proposed in accordance with Bye-law 36. In the absence of such election or appointment, the Board may fill the vacancy; provided that, if such removal is prior to the Change Date, the Board may only fill such vacancy in accordance with Bye-law ~~42.2~~41.2 as if such vacancy had arisen under Bye-law ~~42.1~~41.1.

40.3.	~~41.3.~~ For the purposes of this Bye-law ~~41~~40, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

41.	~~42.~~ Vacancy in the Office of Director

41.1.	~~42.1.~~ The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice to the Company.

41.2.	~~42.2.~~ The Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy Markit Director. The Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy IHS Director.

41.3.	~~42.3.~~ Provided a quorum of Directors remains in office, the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring from and after the Change Date as a result of the death, disability, disqualification or resignation of any Director or occurring at any time as a result of an increase in the size of the Board (it being understood that, effective as of the Change Date, upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced to ten directors and therefore no person shall be appointed as a Director to fill any vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of Jerre Stead).

42.	~~43.~~ Remuneration of Directors

Directors may receive compensation for their services as Director, including compensation for service on any committee appointed by the Board and any additional fees for committee chairs, in amounts, and on such basis, as shall be established from time to time by the Board. The Directors may also be paid all travel, hotel and other reasonable out-of-pocket expenses properly incurred by them in attending and returning from Board meetings, meetings of any committee appointed by the Board or general meetings, or in connection with the business of the Company or their duties as Directors generally.

43.	~~44.~~ Defect in Appointment

All acts done in good faith by the Board, any Director, any committee appointed by the Board, any member of any such committee, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

44.	~~45.~~ Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

45.	~~46.~~ Powers of the Board of Directors

Subject to the provisions of these Bye-laws, the Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)	exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)	appoint one or more persons to the office of chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)	appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)	by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the shares of the Company;

(g)	delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall be subject to the oversight and central control of the Board, shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board, and provided further that, prior to the Change Date, unless otherwise determined by Board Supermajority Approval, each committee shall consist of an equal number of Legacy Markit Directors and Legacy IHS Directors;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit, provided always that the execution of those powers remains subject to the oversight and control of the Board;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)	authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

46.	~~47.~~ Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

47.	~~48.~~ Appointment of Officers

47.1.	~~48.1.~~ Subject to this Bye-law ~~48~~47, the Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

47.2.	~~48.2.~~ Unless otherwise determined by Board Supermajority Approval:

(a)	prior to the Change Date, the appointment of Jerre Stead as chief executive officer of the Company shall not be revoked (nor shall a successor chief executive officer be appointed);

(b)	prior to the Change Date, the appointment of Lance Uggla as president of the Company shall not be revoked (nor shall a successor president be appointed);

(c)	effective as of the Change Date (which in no event shall be later than December 31, 2017), (i) Jerre Stead shall cease to be chief executive officer of the Company and (ii) Lance Uggla shall be appointed as chief executive officer of the Company.

48.	~~49.~~ Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

49.	~~50.~~ Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time, provided always that the execution of those powers and the performance of those duties remain subject to the general oversight and central control of the Board.

50.	~~51.~~ Remuneration of Officers

The Officers shall receive such remuneration as the Board or a committee appointed by the Board may determine.

51.	~~52.~~ Conflicts of Interest

51.1.	~~52.1.~~ Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

51.2.	~~52.2.~~ A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act.

51.3.	~~52.3.~~ Following a declaration of interest being made pursuant to Bye-law ~~52.2~~51.2 the Interested Director shall be disqualified from participating in the discussion or voting on the matter unless the chairman of the meeting determines that such Interested Director shall not be disqualified as such. In the event the chairman of the meeting makes a declaration under Bye-law ~~52.2~~51.2, such determination may be made by a majority of the votes cast by the Directors not having such an interest. In addition, an Interested Director may, but shall not be required to, recuse himself from the discussion or voting on any particular matter because of a possible conflict or for any other reason disclosed to the other Directors. Any Interested Director that is so disqualified or that elects to be recused shall nevertheless be counted toward a quorum for the meeting.

In the event that one or more Interested Directors are disqualified or elect to be recused from voting on a matter, or one or more Directors are later found to have an interest or conflict that should have been declared, the matter shall be approved or stand approved if it is or was approved by a majority of the votes cast by the Directors that do not have an interest or conflict in the matter, even if less than a quorum.

Other than as contemplated by the definition of “Board Supermajority Approval” and notwithstanding anything to the contrary in the first paragraph of this Bye-law ~~52.3~~51.3, neither Jerre Stead nor Lance Uggla shall be required to recuse himself from voting on any matter contemplated by these Bye-laws (including, from and after the Change Date, any revocation of Lance Uggla’s appointment as Chairman or chief executive officer).

52.	~~53.~~ Indemnification and Exculpation of Directors and Officers

52.1.	~~53.1.~~ The Directors, Resident Representative, Secretary and other Officers, and any person appointed to any committee by the Board in accordance with these Bye-Laws acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which an “indemnified party”), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any monies or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the indemnified parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

52.2.	~~53.2.~~ The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

52.3.	~~53.3.~~ The Company may advance monies to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

53.	~~54.~~ Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. Subject to these Bye-laws, a resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

54.	~~55.~~ Notice of Board Meetings

The Chairman may, and the Secretary on the requisition of the Chairman shall, at any time summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

55.	~~56.~~ Electronic Participation in Meetings

Directors may participate in any Board meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

56.	~~57.~~ Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office, provided that if there is only one Director for the time being in office the quorum shall be one.

57.	~~58.~~ Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

58.	~~59.~~ Chairman; Lead Director

58.1.	~~59.1.~~ Unless otherwise agreed by a majority of the Directors attending, (i) the Chairman shall act as chairman at all Board meetings at which such person is present and (ii) in the Chairman’s absence, the Lead Director shall act as chairman at all Board meetings at which such person is present. In the absence of both the Chairman and the Lead Director, a chairman of the meeting shall be appointed or elected by the Directors present at the meeting unless otherwise determined in accordance with procedures adopted by the Board.

58.2.	~~59.2.~~ Unless otherwise determined by Board Supermajority Approval:

(a)	prior to the Change Date, the appointment of Jerre Stead as Chairman shall not be revoked; and

(b)	effective as of the Change Date (which shall in no event be later than December 31, 2017), (i) Jerre Stead shall cease to be Chairman and (ii) Lance Uggla shall be appointed as Chairman.

58.3.	~~59.3.~~ In addition to acting as chairman of Board meetings in accordance with Bye-law ~~59.1~~58.1, the Lead Director shall (a) serve as the liaison between the non-management Directors and the management Directors, (b) participate in the development of, and approve, the agenda for each Board meeting and (c) preside over an in camera session of the non-management Directors to be held at each Board meeting. At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Lead Director shall be a Legacy Markit Director and the Board shall not have a vice chairman.

59.	~~60.~~ Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by the last Director.

60.	~~61.~~ Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

61.	~~62.~~ Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of committees appointed by the Board.

62.	~~63.~~ Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

63.	~~64.~~ Form and Use of Seal

63.1.	~~64.1.~~ The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

63.2.	~~64.2.~~ A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

63.3.	~~64.3.~~ A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

64.	~~65.~~ Records of Account

64.1.	~~65.1.~~ The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

64.2.	~~65.2.~~ Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

64.3.	~~65.3.~~ Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

65.	~~66.~~ Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 30th November in each year.

AUDITS

66.	~~67.~~ Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

67.	~~68.~~ Appointment of Auditor

67.1.	~~68.1.~~ Subject to the Act, the appointment of an auditor of the accounts of the Company for each fiscal year shall be submitted to the Members for their approval at the annual general meeting or at a subsequent general meeting.

67.2.	~~68.2.~~ The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

68.	~~69.~~ Remuneration of Auditor

The remuneration of an Auditor shall be fixed by the Members or by the Board (or a committee appointed by the Board), if it is authorised to do so by the Members, save that the remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

69.	~~70.~~ Duties of Auditor

69.1.	~~70.1.~~ The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

69.2.	~~70.2.~~ The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

70.	~~71.~~ Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all account and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

71.	~~72.~~ Financial Statements and the Auditor’s Report

71.1.	~~72.1.~~ Subject to the following bye-law, the financial statements and/or the auditor’s report as required by the Act shall:

(a)	be laid before the Members at the annual general meeting; or

(b)	be received, accepted, adopted, approved or otherwise acknowledged by the Members by written resolution passed in accordance with these Bye-laws.

71.2.	~~72.2.~~ If all Members and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Members, and/or that no auditor shall be appointed, then there shall be no obligation on the Company to do so.

72.	~~73.~~ Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.

BUSINESS COMBINATIONS

73.	~~74.~~ Business Combinations

73.1.	~~74.1.~~ (a)

Any Business Combination with any Interested Shareholder within a period of three years following the time of the transaction in which the person became an Interested Shareholder must be approved by the Board and authorised at an annual or special general meeting, by the affirmative vote of at least 66  2⁄3% of the votes attaching to the issued and outstanding voting shares of the Company that are not owned by the Interested Shareholder unless:

(i)	prior to the time that the person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the person becoming an Interested Shareholder; or

(ii)	upon consummation of the transaction which resulted in the person becoming an Interested Shareholder, the Interested Shareholder owned shares representing at least 85% of the votes attaching to the issued and outstanding voting shares of the Company at the time the transaction commenced, excluding for the purposes of determining the number of shares issued and outstanding those shares owned by (A) persons who are Directors and also Officers and (B) employee share plans in which employee participants do not have the right to determine whether shares held subject to the plan will be tendered in a tender or exchange offer.

(b)	The restrictions contained in this Bye-law ~~74.1~~73.1 shall not apply if:

(i)	a Member becomes an Interested Shareholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Shareholder; and (B) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

(ii)	the Business Combination is proposed prior to the consummation or abandonment of, and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which (A) constitutes one of the transactions described in the following sentence; (B) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board; and (C) is approved or not opposed by a majority of the members of the Board then in office who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election or elected to succeed such Directors by resolution of the Board approved by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to:

(1)	a merger, amalgamation or consolidation of the Company (except an amalgamation or merger in respect of which, pursuant to the Act, no vote of the shareholders of the Company is required);

(2)	a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company (other than to the Company or any entity directly or indirectly wholly-owned by the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company; or

(3)	a proposed tender or exchange offer for 50% or more of the issued and outstanding voting shares of the Company.

The Company shall give not less than 20 days notice to all Interested Shareholders prior to the consummation of any of the transactions described in subparagraphs (1) or (2) of the second sentence of this paragraph (ii).

(c)	For the purpose of this Bye-law ~~74~~73 only, the term:

(i)	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

(ii)	“associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a Director or Officer or a director or officer of any of the Company’s parents or subsidiaries;

(iii)	“Business Combination”, when used in reference to the Company and any Interested Shareholder of the Company, means:

(A)	any merger, amalgamation or consolidation of the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company, wherever incorporated, with (1) the Interested Shareholder or any of its affiliates, or (2) with any other company, partnership, unincorporated association or other entity if the merger, amalgamation or consolidation is caused by the Interested Shareholder;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company;

(C)	any transaction which results in the issuance or transfer by the Company or by any entity directly or indirectly wholly-owned or majority-owned by the Company of any shares of the Company, or any share of such entity, to the Interested Shareholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which securities were issued and outstanding prior to the time that the Interested Shareholder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which security is distributed, pro rata to all holders of a class or series of shares subsequent to the time the Interested Shareholder became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of such shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (2)-(4) of this subparagraph (C) shall there be an increase in the Interested Shareholder’s proportionate share of any class or series of shares;

(D)	any transaction involving the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of shares, or securities convertible into any class or series of shares of the Company, or shares of any such entity, or securities convertible into such shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any repurchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

(E)	any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company;

(iv)

“control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

(v)	“Interested Shareholder” means any person (other than the Company and any entity directly or indirectly wholly- owned or majority-owned by the Company) that (A) is the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company, (B) is an affiliate or associate of the Company and was the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder or (C) is an affiliate or associate of any person listed in (A) or (B) above; provided, however, that the term “Interested Shareholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless such person referred to in this proviso acquires additional voting shares of the Company otherwise than as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting shares of the Company deemed to be issued and outstanding shall include voting shares deemed to be owned by the person through application of paragraph (viii) below, but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(vi)	“person” means any individual, company, partnership, unincorporated association or other entity;

(vii)	“voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of Directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity;

(viii)	“owner”, including the terms “own” and “owned”, when used with respect to any shares, means a person that individually or with or through any of its affiliates or associates:

(A)	beneficially owns such shares, directly or indirectly; or

(B)	has (1) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person’s right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B)(2) of subparagraph (B) of this paragraph (viii)), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

73.2.	~~74.2.~~In respect of any Business Combination to which the restrictions contained in Bye-law ~~74.1~~73.1 do not apply but which the Act requires to be approved by the Members, then (i) for any Business Combination that has been approved by the Board the necessary general meeting quorum and Members’ approval shall be as set out in Bye-laws 26 and 28 respectively; and (ii) for any Business Combination not approved by the Board such Business Combination requires a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares then in issue entitling the holder to attend and vote on the resolution.

VOLUNTARY WINDING-UP AND DISSOLUTION

74.	~~75.~~Winding-Up

If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

75.	~~76.~~Changes to Bye-laws

75.1.	~~76.1.~~No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

75.2.	~~76.2.~~Bye-laws 36, 37, 38, ~~39, 41, 74 and 76~~40, 73 and 75 may not be rescinded, altered or amended and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66 2⁄3% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares in issue.

75.3.	~~76.3.~~Bye-laws 1, 36.4, 37, ~~41, 42, 46(g), 48, 59, 76.3, 77 and 80~~40, 41, 45(g), 47, 58, 75.3, 76 and 79 may not be rescinded, altered or amended prior to the Change Date and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws prior to the Change Date, until the same has been approved by Board Supermajority Approval and by a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares in issue.

76.	~~77.~~Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

77.	~~78.~~Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

78.	~~79.~~Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

79.	~~80.~~Headquarters

Unless otherwise determined by Board Supermajority Approval prior to the Change Date or by the Board from and after the Change Date, the headquarters of the Company, including its principal executive offices, shall be located in London, England.

APPENDIX B

AMENDED AND RESTATED

BYE-LAWS OF

IHS MARKIT LTD.

EFFECTIVE AS OF ~~JULY 12~~[    ], ~~2016~~2018

INTERPRETATION	B-4

1. Definitions	B-4

SHARES	B-~~9~~6

2. Power to Issue Shares	B-~~9~~6
3. Power of the Company to Purchase its Shares	B-~~9~~6
4. Rights Attaching to Shares	B-~~9~~6
5. Calls on Shares	B-~~11~~8
6. Forfeiture of Shares	B-~~12~~9
7. Share Certificates	B-~~12~~9
8. Fractional Shares	B-~~13~~10

REGISTRATION OF SHARES	B-~~13~~10

9. Register of Members	B-~~13~~10
10. Registered Holder Absolute Owner	B-~~13~~10
11. Transfer of Registered Shares	B-~~14~~10
12. Transmission of Registered Shares	B-~~15~~11

ALTERATION OF SHARE CAPITAL	B-~~16~~12

13. Power to Alter Capital	B-~~16~~12
14. Variation of Rights Attaching to Shares	B-~~16~~12

DIVIDENDS AND CAPITALISATION	B-~~17~~13

15. Dividends	B-~~17~~13
16. Power to Set Aside Profits	B-~~17~~13
17. Method of Payment	B-~~17~~13
18. Capitalisation	B-~~18~~14

MEETINGS OF MEMBERS	B-~~18~~14

19. Annual General Meetings	B-~~18~~14
20. Special General Meetings	B-~~18~~14
21. Requisitioned General Meetings and Other Business	B-~~18~~14
22. Notice	B-~~20~~16
23. Giving Notice and Access	B-~~20~~16
24. Postponement or Cancellation of General Meeting	B-~~21~~17
25. Electronic Participation and Security in General Meetings	B-~~21~~17
26. Quorum at General Meetings	B-~~22~~17
27. Chairman to Preside at General Meetings	B-~~22~~17
28. Voting on Resolutions	B-~~22~~18
29. Power to Demand a Vote on a Poll	B-~~23~~18
30. Voting by Joint Holders of Shares	B-~~24~~19
31. Instrument of Proxy	B-~~24~~19
32. Representation of Corporate Member	B-~~25~~20
33. Adjournment of General Meeting	B-~~25~~20
34. Written Resolutions	B-~~25~~20
35. Directors Attendance at General Meetings	B-~~26~~21

DIRECTORS AND OFFICERS	B-~~26~~21

36. Election of Directors	B-~~26~~21
37. Number of Directors	B-~~28~~23
38. Classes of Directors	B-~~28~~23
39. Term of Office of Directors	B-~~28~~23
40. Alternate Directors	B-~~29~~24

41. Removal of Directors	B-~~29~~24
42. Vacancy in the Office of Director	B-~~29~~24
43. Remuneration of Directors	B-~~30~~25
44. Defect in Appointment	B-~~30~~25
45. Directors to Manage Business	B-~~30~~25
46. Powers of the Board of Directors	B-~~30~~25
47. Register of Directors and Officers	B-~~32~~26
48. Appointment of Officers	B-~~32~~26
49. Appointment of Secretary	B-~~32~~27
50. Duties of Officers	B-~~32~~27
51. Remuneration of Officers	B-~~32~~27
52. Conflicts of Interest	B-~~32~~27
53. Indemnification and Exculpation of Directors and Officers	B-~~33~~27

MEETINGS OF THE BOARD OF DIRECTORS	B-~~34~~28

54. Board Meetings	B-~~34~~28
55. Notice of Board Meetings	B-~~34~~28
56. Electronic Participation in Meetings	B-~~35~~29
57. Quorum at Board Meetings	B-~~35~~29
58. Board to Continue in the Event of Vacancy	B-~~35~~29
59. Chairman; Lead Director	B-~~35~~29
60. Written Resolutions	B-~~36~~29
61. Validity of Prior Acts of the Board	B-~~36~~29

CORPORATE RECORDS	B-~~36~~30

62. Minutes	B-~~36~~30
63. Place Where Corporate Records Kept	B-~~36~~30
64. Form and Use of Seal	B-~~36~~30

ACCOUNTS	B-~~37~~30

65. Records of Account	B-~~37~~30
66. Financial Year End	B-~~37~~30

AUDITS	B-~~37~~31

67. Annual Audit	B-~~37~~31
68. Appointment of Auditor	B-~~37~~31
69. Remuneration of Auditor	B-~~37~~31
70. Duties of Auditor	B-~~38~~31
71. Access to Records	B-~~38~~31
72. Financial Statements and the Auditor’s Report	B-~~38~~31
73. Vacancy in the Office of Auditor	B-~~38~~32

BUSINESS COMBINATIONS	B-~~38~~32

74. Business Combinations	B-~~38~~32

VOLUNTARY WINDING-UP AND DISSOLUTION	B-~~43~~36

75. Winding-Up	B-~~43~~36

CHANGES TO CONSTITUTION	B-~~44~~36

76. Changes to Bye-laws	B-~~44~~36
77. Changes to the Memorandum of Association	B-~~44~~36
78. Discontinuance	B-~~44~~36
79. Exclusive Jurisdiction	B-~~44~~36
80. Headquarters	B-~~44~~37

INTERPRETATION

1.	Definitions

1.1.	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Auditor	includes an individual or partnership;

Board	the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

~~Board Supermajority Approval~~	~~approval by a resolution of the Board including the affirmative vote of not less than 75% of the Directors then in office ((i) in the case of Bye-laws, 48.2(b)-(c), 59.2(b) and, to the extent relating to Bye-law 37.2, 48.2(b)-(c) or 59.2(b), Bye-law 76.3, excluding Lance Uggla from the vote and from the number of directors for purposes of calculating the 75% and (ii) in the case of Bye-laws, 48.2(a), 59.2(a) and, to the extent relating to Bye-law 37.2, 48.2(a) or 59.2(a), Bye-law 76.3, excluding Jerre Stead from the vote and from the number of directors for purposes of calculating the 75%);~~

Chairman	the chairman of the Board;

~~Change Date~~	~~the first date on or after the Effective Date on which Jerre Stead is not the Chairman, a Director and the chief executive officer of the Company (in the event that the Change Date is the Effective Date, then, for purposes of these Bye-laws, any provisions effective as of the Change Date shall supersede any provisions effective as of the Effective Date);~~

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company;

~~Effective Date~~	~~the effective date of the merger of Marvel Merger Sub, Inc. with and into IHS pursuant to the Merger Agreement;~~

Exchange	the Nasdaq Global Select Market, the U.S. stock exchange on which the Company’s Common Shares are listed;

~~IHS~~ 	~~IHS Inc., a Delaware corporation;~~

Lead Director	a Director appointed by the Board to such office to perform the role specified in Bye-law 59;

~~Legacy IHS Director~~	~~(a) a Director who, prior to the Effective Date, was a director of IHS and (b) any person appointed as a Director in accordance with Bye-law 42.2 to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);~~

~~Legacy Markit Director~~	~~(a) a Director who, prior to the Effective Date, was a director of the Company and (b) any person appointed as a Director in accordance with Bye-law 42.2 to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);~~

Member	the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

~~Merger Agreement~~	~~the Agreement and Plan of Merger, dated as of March 20, 2016, by and among the Company, IHS and Marvel Merger Sub, Inc.;~~

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company and includes the Secretary;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

1.2.	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:-

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative;

(e)	a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)	the phrase “issued and outstanding” in relation to shares, means shares in issue other than treasury shares;

(g)	~~(f)~~ the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(h)	~~(g)~~ unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3.	In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4.	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

2.1.	Subject to these Bye-laws, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

2.2.	Without limitation to the provisions of Bye-law 4, subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board or any committee designated thereby (before the issue or conversion of such shares).

3.	Power of the Company to Purchase its Shares

3.1.	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2.	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1.	At the date these Bye-laws are adopted, the share capital of the Company is divided into two classes: (i) common shares (the “Common Shares”) and (ii) preference shares (the “Preference Shares”).

4.2.	The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to any Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends and other distributions as the Board may from time to time declare;

(c)	in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.3.	The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, to allot and redesignate such portion of the unissued share capital to such series as it shall determine to be appropriate and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)	the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)	whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)	whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)	the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)	the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.4.	Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.5.	At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.6.	All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Calls on Shares

5.1.	The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2.	Any amount which, by the terms of issue of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

5.3.	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

5.4.	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up or become payable.

6.	Forfeiture of Shares

6.1.	If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

IHS Markit Ltd. (the “Company”)

You have failed to pay the call of [amount of call] made on ~~the~~ [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on ~~the~~ [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [    ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

[Signature of Secretary] By Order of the Board

6.2.	If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

6.3.	A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

6.4.	The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.	Share Certificates

7.1.	Subject to Bye-law 7.4, every Member shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

7.2.	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

7.3.	If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed, the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

7.4.	Notwithstanding any provisions of these Bye-laws:

(a)	the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)	unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

8.	Fractional Shares

The Company shall not issue its shares in fractional denominations.

REGISTRATION OF SHARES

9.	Register of Members

9.1.	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

9.2.	The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.	Transfer of Registered Shares

11.1.	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

11.2.	Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

11.3.	An instrument of transfer for shares which may not be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2 shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

IHS Markit Ltd. (the “Company”)

FOR VALUE RECEIVED [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

11.4.	Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

11.5.	The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

11.6.	The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

11.7.	The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. The Board shall have the authority to request from any Member, and such Member shall provide, such information as the Board may reasonably request for the purpose of determining whether the transfer of any share requires such consent, authorisation or permission and whether the same has been obtained. If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.	Transmission of Registered Shares

12.1.	In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law 12.1, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

12.2.	Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case, unless the shares may be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2, the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

IHS Markit Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

12.3.	On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

12.4.	Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.	Power to Alter Capital

13.1.	The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its authorised share capital in any manner permitted by the Act.

13.2.	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.	Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.	Dividends

15.1.	The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

15.2.	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

15.3.	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

15.4.	The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

15.5.	No unpaid dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company unless otherwise provided by the rights attached to such share.

16.	Power to Set Aside Profits

The Board may, before declaring a dividend or distribution, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies, for equalising dividends, securing equality of distribution or for any other purpose.

17.	Method of Payment

17.1.	Any dividend, interest, or other monies payable in cash in respect of the shares may be paid by such means as the Board shall determine, including by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members (in the case of joint holders of shares, unless directed in writing otherwise by such joint holders, to the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members). Every such cheque or draft shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or draft shall be a good discharge to the Company. Every such cheque or draft shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares, any one of them can give an effectual receipt for any dividend, distributions or other monies payable in respect of such shares.

17.2.	The Board may deduct from any dividend, distribution or other monies payable to any Member all monies due from such Member to the Company on account of calls or otherwise in respect of a share which is not fully paid.

17.3.	Any dividend, distribution and/or other monies payable in respect of a share which has remained unclaimed for a period of six years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend, distribution or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

17.4.

The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

18.	Capitalisation

18.1.	The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for dividend or distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

18.2.	The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.	Annual General Meetings

An annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place in or outside Bermuda as the Board shall appoint.

20.	Special General Meetings

The Chairman or a majority of the Directors then in office may convene a special general meeting whenever in their judgment such a meeting is necessary.

21.	Requisitioned General Meetings and Other Business

21.1.	The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

21.2.	In addition to any rights of Members under the Act or these Bye-laws, business may be brought before any annual general meeting or any special general meeting by any person who: (i) is a Member of record on the date of the giving of the notice provided for in this Bye-law 21 and on the record date for the determination of Members entitled to receive notice of and vote at such meeting; and (ii) complies with the notice procedures set forth in this Bye-law 21.

21.3.	In addition to any other applicable requirements, for other business to be proposed by a Member pursuant to Bye-law 21.2, such Member must have given timely notice thereof in proper written form to the Secretary.

21.4.

To be timely, a notice given to the Secretary pursuant to Bye-law 21.3 must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company as set forth in the Company’s filings with the U.S. Securities and Exchange Commission: (i) in the case of an annual general meeting, not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be so delivered or mailed and received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which initial public disclosure of the date of the annual general meeting was made; and (ii) in the case of a special general meeting, not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which initial public disclosure of the date of the special general meeting was made. In no event shall the adjournment or postponement of any meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Member’s notice as described in Bye-law 21.4.

21.5.	To be in proper written form, a notice given to the Secretary pursuant to Bye-law 21.3 must set forth as to each matter such Member proposed to bring before the general meeting: (i) a brief description of the business desired to be brought before the general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bye-laws of the Company, the language of the proposed amendment) and the reasons for conducting such business at the general meeting; (ii) the name and record address of such Member and of the beneficial owner, if any, on whose behalf the business is being proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares), the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any shares or any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares ~~of~~or any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner or any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business by such Member and any material interest of such Member or such beneficial owner or any of their respective affiliates or associates in such business; ~~and~~ (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to bring such business before the general meeting~~.~~; (viii) a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (A) deliver a proxy statement and/or form of proxy to Members of at least the percentage of the voting power of the Company’s issued and outstanding shares required to pass such proposed business and/or (B) otherwise solicit proxies from Members in support of such proposed business; and (ix) such other information relating to the proposed business as the Company may reasonably require.

21.6.	Once business has been properly brought before the general meeting in accordance with the procedures set forth in this Bye-law 21, nothing in this Bye-law shall be deemed to preclude discussion by any Member of such business. If the chairman of a general meeting determines that business was not properly brought before the meeting in accordance with this Bye-law 21, the chairman shall declare to the meeting that the business was not properly brought before the meeting and the determination of the chairman shall be final and such business shall not be transacted.

21.7.	No business may be transacted at a general meeting, other than business that is either (i) properly brought before the general meeting by or at the direction of the Board (or any duly authorised committee thereof); or (ii) properly brought before the general meeting by any Member or Members in accordance with the Act or these Bye-laws.

21.8.	If requested by the Company, the information required under Bye-laws 21.5(iii), (iv), (v) and (vi) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date.

22.	Notice

22.1.	At least 14 days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

22.2.	At least 10 days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

22.3.	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

22.4.	A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; or (ii) by a majority in number of the Members having the right to attend and vote at the general meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

22.5.	The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that general meeting.

23.	Giving Notice and Access

23.1.	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)	by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served five days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)	by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

23.2.	Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

23.3.	In proving service under paragraphs 23.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

24.	Postponement or Cancellation of General Meeting

The Secretary may, and on the instruction of the Chairman or the Board, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a general meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for ~~the~~a postponed ~~or cancelled~~ meeting shall be given to the Members in accordance with these Bye-laws.

25.	Electronic Participation and Security in General Meetings

25.1.	The Board may, but shall not be required to, make arrangements permitting Members to participate in any general meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation by way of such facilities or means in such a meeting shall constitute presence in person at such meeting.

25.2.	The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction the Board or such chairman considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

26.	Quorum at General Meetings

26.1.	Subject to the rules of the Exchange, at any general meeting two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total issued shares in the Company entitled to vote at such general meeting shall form a quorum for the transaction of business.

26.2.	If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

27.	Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman shall act as chairman of the meeting at all general meetings at which such person is present. In the Chairman’s absence the Lead Director shall act as chairman of the meeting. In the absence of both the Chairman and the Lead Director a chairman of the meeting shall be appointed or elected by the Directors present at the meeting and in their absence by a majority of those present at the meeting and entitled to vote.

28.	Voting on Resolutions

28.1.	Subject to the Act, these Bye-laws and the rules of the Exchange, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

28.2.	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

28.3.	At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

28.4.	In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means permitted by the Board pursuant to Bye-law 25.1, the chairman of the meeting shall direct the manner in which such Member may cast his vote in the form of an electronic record or otherwise on a show of hands.

28.5.	At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

28.6.	At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

29.	Power to Demand a Vote on a Poll

29.1.	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)	any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)	any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

29.2.

Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting, including persons present by telephone, electronic or other communications facilities, shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more

Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person holding multiple shares or holding a proxy in respect of multiple shares need not use all his votes or cast all the votes he uses in the same way.

29.3.	A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

29.4.	Where a vote is taken by poll, each person present and entitled to vote, including each person present by telephone, electronic or other communications facilities, shall record his vote in such manner as the chairman of the meeting may direct having regard to the nature of the question on which the vote is taken. Each ballot shall be marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the votes cast in accordance with such directions shall be examined and counted by one or more inspectors of votes ~~or~~appointed by the Board or, in the absence of such appointment, a committee appointed by the chairman of the meeting for the purpose. The result of the poll shall be declared by the chairman of the meeting.

30.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

31.	Instrument of Proxy

31.1.	A Member may appoint a proxy by

(a)	such telephonic, electronic or other means as may be approved by the Board from time to time; or

(b)	an instrument ~~appointing a proxy~~ in writing in substantially the following form or such other form as the Board may determine from time to time or that the chairman of the meeting may accept:

Proxy

IHS Markit Ltd. (the “Company”)

I/We, [insert names here] , being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]

Signed this [date]

Members

31.2.	The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

31.3.	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

31.4.	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

32.	Representation of Corporate Member

32.1.	A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any general meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

32.2.	Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

33.	Adjournment of General Meeting

33.1.	The chairman of a general meeting at which a quorum is present may, with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy) adjourn the meeting.

33.2.	The chairman of a general meeting may adjourn ~~a~~the meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

33.3.	Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

34.	Written Resolutions

34.1.	Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by or on behalf of all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

34.2.	A resolution in writing may be signed in any number of counterparts.

34.3.	A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

34.4.	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

34.5.	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

34.6.	For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by or on behalf of the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

35.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

36.	Election of Directors

36.1.	Only persons who are proposed or nominated in accordance with this Bye-law shall be eligible for election as Directors. Any Member or the Board may propose any person for election as a Director. Where any person, other than a ~~Director retiring at the meeting or a~~ person proposed for re-election or election as a Director by the Board, is to be proposed for election as a Director, notice must be given to the Company of the intention to propose him and of his willingness to serve as a Director. Where a Director is to be elected:

(a)	at an annual general meeting, such notice must be given not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be given not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which public disclosure of the date of the annual general meeting was made;

(b)	at a special general meeting, such notice must be given not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made;

(c)

in the case of an election at any general meeting, such notice must set forth: (i) as to each person whom the Member proposes to nominate for election as a Director~~;~~: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of the Company owned beneficially or of record by the person, (D) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a Director of the Company and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to applicable laws or regulations or that the Company may reasonably request in order to determine the eligibility of such person to serve as a Director of the ~~Company;~~Company (including, without limitation, pursuant to Section 14 of the U.S. Securities Exchange Act of 1934, as amended); (ii) the name and record address of the Member giving the notice and of the beneficial owner, if any, on whose behalf the nomination is proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares), the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any shares or any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares ~~of~~or any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner or any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposed nomination by such Member and any material relationship between such Member or such beneficial owner or any of their respective affiliates or associates and the person proposed to be nominated for election; ~~and~~ (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to propose such ~~nomination; and~~nomination; (viii) a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (A) deliver a proxy statement and/or form of proxy to Members of at least the percentage of the voting power of the Company’s issued and outstanding shares required to elect such nominee and/or (B) otherwise solicit proxies from Members in support of such nomination; and (ix) such other information relating to the proposed nomination as the Company may reasonably require;

(d)	in the case of an election at any general meeting, such notice must be accompanied by a written consent of each person whom the Member proposes to nominate for election as a Director to being named as a nominee and to serve as a Director if elected~~.~~; and

(e)	if requested by the Company, the information required under Bye-laws 36.1(c)(iii), (iv), (v) and (vi) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date.

36.2.	In no event shall the adjournment or postponement of any meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Member’s notice as described in Bye-laws 36.1(a) and 36.1(b).

36.3.

~~36.2.~~Where persons are validly proposed for re-election or election as a Director, each person receiving a majority of the votes cast shall be elected as a Director, provided that if the number of persons validly proposed for re-election or election as a Director exceeds the number of positions available for the election of Directors, then the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors~~, and an absolute~~. For the purposes of this Bye-law 36.3, (i) a “majority of the votes cast ~~shall not be a prerequisite to~~”

means that the number of shares voted “for” a Director must exceed the number of shares voted “against” that Director and (ii) “votes cast” shall include only votes cast by shares represented in person or by proxy at the meeting and entitled to vote on the election of ~~such~~ Directors, and shall exclude abstentions.

36.4.	~~36.3.~~At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

~~36.4.~~	~~For any Director election to occur by resolution of the Members prior to the Change Date, (i) any person proposed or nominated by the Board to replace a Legacy IHS Director will require the approval of the Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) and (ii) any person proposed or nominated by the Board to replace a Legacy Markit Director will require the approval of the Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office). This Bye-law 36.4 will be implemented so as to comply with applicable Exchange rules.~~

36.5.	The chairman of any general meeting may, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if the chairman should so determine, the chairman shall so declare to the general meeting, and the defective nomination shall be disregarded.

37.	Number of Directors

~~37.1.~~	~~At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Board shall consist of eleven directors.~~

~~37.2.~~	~~Effective as of the Change Date (which in no event shall be later than December 31, 2017), unless otherwise determined by Board Supermajority Approval, (i) the office of Director held by Jerre Stead shall be vacated and (ii) upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced by one director (i.e., if prior to the vacancy of the office of Director by Jerre Stead the Board consisted of eleven directors, to ten directors).~~

~~37.3.~~	~~From and after the Change Date, the~~The Board shall consist of such number of Directors being not less than five Directors or such greater number as the Board may from time to time determine.

38.	Classes of Directors

The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist, as nearly as possible, of one third of the total number of Directors constituting the entire Board.

39.	Term of Office of Directors

At the first annual general meeting which is held after the date of adoption of these Bye-laws, the Class I Directors shall be elected for a three year term of office. At the second annual general meeting which is held after the date of adoption of these Bye-laws, the Class II Directors shall be elected for a three year term of office. At the third annual general meeting which is held after the date of adoption of these Bye-laws, the Class III Directors shall be elected for a three year term of office. At each succeeding annual general meeting, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to Bye-law 42.

40.	Alternate Directors

The election or appointment of a person or persons to act as a Director in the alternative to any one or more Directors shall not be permitted.

41.	Removal of Directors

41.1.	Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director only with cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

41.2.	If a Director is removed from the Board under this Bye-law, the Members may fill the vacancy at the meeting at which such Director is removed, provided the nominee for the vacancy is proposed in accordance with Bye-law 36. In the absence of such election or appointment, the Board may fill the vacancy~~; provided that, if such removal is prior to the Change Date, the Board may only fill such vacancy in accordance with Bye-law 42.2 as if such vacancy had arisen under Bye-law 42.1~~.

41.3.	For the purposes of this Bye-law 41, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

42.	Vacancy in the Office of Director

42.1.	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice to the Company.

~~42.2.~~	~~The Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy Markit Director. The Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy IHS Director.~~

42.2.	~~42.3.~~Provided a quorum of Directors remains in office, the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring ~~from and after the Change Date~~

as a result of the death, disability, disqualification or resignation of any Director or ~~occurring at any time~~ as a result of an increase in the size of the Board ~~(it being understood that, effective as of the Change Date, upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced to ten directors and therefore no person shall be appointed as a Director to fill any vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of Jerre Stead).~~.

43.	Remuneration of Directors

Directors may receive compensation for their services as Director, including compensation for service on any committee appointed by the Board and any additional fees for committee chairs, in amounts, and on such basis, as shall be established from time to time by the Board. The Directors may also be paid all travel, hotel and other reasonable out-of-pocket expenses properly incurred by them in attending and returning from Board meetings, meetings of any committee appointed by the Board or general meetings, or in connection with the business of the Company or their duties as Directors generally.

44.	Defect in Appointment

All acts done in good faith by the Board, any Director, any committee appointed by the Board, any member of any such committee, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

45.	Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

46.	Powers of the Board of Directors

~~Subject to the provisions of these Bye-laws, the~~The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)	exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)	appoint one or more persons to the office of chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)	appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)	by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the shares of the Company;

(g)	delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall be subject to the oversight and central control of the Board, shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the ~~Board, and provided further that, prior to the Change Date, unless otherwise determined by Board Supermajority Approval, each committee shall consist of an equal number of Legacy Markit Directors and Legacy IHS Directors;~~Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit, provided always that the execution of those powers remains subject to the oversight and control of the Board;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)	authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

47.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

48.	Appointment of Officers

~~48.1.~~	~~Subject to this Bye-law 48, the~~The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

~~48.2.~~	~~Unless otherwise determined by Board Supermajority Approval:~~

~~(a)~~	~~prior to the Change Date, the appointment of Jerre Stead as chief executive officer of the Company shall not be revoked (nor shall a successor chief executive officer be appointed);~~

~~(b)~~	~~prior to the Change Date, the appointment of Lance Uggla as president of the Company shall not be revoked (nor shall a successor president be appointed);~~

~~(c)~~	~~effective as of the Change Date (which in no event shall be later than December 31, 2017), (i) Jerre Stead shall cease to be chief executive officer of the Company and (ii) Lance Uggla shall be appointed as chief executive officer of the Company.~~

49.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

50.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time, provided always that the execution of those powers and the performance of those duties remain subject to the general oversight and central control of the Board.

51.	Remuneration of Officers

The Officers shall receive such remuneration as the Board or a committee appointed by the Board may determine.

52.	Conflicts of Interest

52.1.	Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

52.2.	A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act.

52.3.	Following a declaration of interest being made pursuant to Bye-law 52.2, the Interested Director shall be disqualified from participating in the discussion or voting on the matter unless the chairman of the meeting determines that such Interested Director shall not be disqualified as such. In the event the chairman of the meeting makes a declaration under Bye-law 52.2, such determination may be made by a majority of the votes cast by the Directors not having such an interest. In addition, an Interested Director may, but shall not be required to, recuse himself from the discussion or voting on any particular matter because of a possible conflict or for any other reason disclosed to the other Directors. Any Interested Director that is so disqualified or that elects to be recused shall nevertheless be counted toward a quorum for the meeting.

In the event that one or more Interested Directors are disqualified or elect to be recused from voting on a matter, or one or more Directors are later found to have an interest or conflict that should have been declared, the matter shall be approved or stand approved if it is or was approved by a majority of the votes cast by the Directors that do not have an interest or conflict in the matter, even if less than a quorum.

~~Other than as contemplated by the definition of “Board Supermajority Approval” and notwithstanding anything to the contrary in the first paragraph of this Bye-law 52.3, neither Jerre Stead nor Lance Uggla shall be required to recuse himself from voting on any matter contemplated by these Bye-laws (including, from and after the Change Date, any revocation of Lance Uggla’s appointment as Chairman or chief executive officer).~~

53.	Indemnification and Exculpation of Directors and Officers

53.1.	The Directors, Resident Representative, Secretary and other Officers, and any person appointed to any committee by the Board in accordance with these Bye-Laws acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which an “indemnified party”), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any monies or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, ~~PROVIDED THAT~~provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the indemnified parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, ~~PROVIDED THAT~~provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

53.2.	The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

53.3.	The Company may advance monies to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

54.	Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. Subject to these Bye-laws, a resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

55.	Notice of Board Meetings

The Chairman may, and the Secretary on the requisition of the Chairman shall, at any time summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

56.	Electronic Participation in Meetings

Directors may participate in any Board meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

57.	Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office, provided that if there is only one Director for the time being in office the quorum shall be one.

58.	Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

59.	Chairman; Lead Director

59.1.	Unless otherwise agreed by a majority of the Directors attending, (i) the Chairman shall act as chairman at all Board meetings at which such person is present and (ii) in the Chairman’s absence, the Lead Director shall act as chairman at all Board meetings at which such person is present. In the absence of both the Chairman and the Lead Director, a chairman of the meeting shall be appointed or elected by the Directors present at the meeting unless otherwise determined in accordance with procedures adopted by the Board.

~~59.2. Unless otherwise determined by Board Supermajority Approval:~~

~~(a)~~	~~prior to the Change Date, the appointment of Jerre Stead as Chairman shall not be revoked; and~~

~~(b)~~	~~effective as of the Change Date (which shall in no event be later than December 31, 2017), (i) Jerre Stead shall cease to be Chairman and (ii) Lance Uggla shall be appointed as Chairman.~~

59.2.	~~59.3.~~ In addition to acting as chairman of Board meetings in accordance with Bye-law 59.1, the Lead Director shall (a) serve as the liaison between the non-management Directors and the management Directors, (b) participate in the development of, and approve, the agenda for each Board meeting and (c) preside over an in camera session of the non-management Directors to be held at each Board meeting. ~~At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Lead Director shall be a Legacy Markit Director and the Board shall not have a vice chairman.~~

60.	Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by the last Director.

61.	Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

62.	Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings~~, meetings of managers~~ and meetings of committees appointed by the Board.

63.	Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

64.	Form and Use of Seal

64.1.	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

64.2.	A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

64.3.	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

65.	Records of Account

65.1.	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

65.2.	Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

65.3.	Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

66.	Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 30th November in each year.

AUDITS

67.	Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

68.	Appointment of Auditor

68.1.	Subject to the Act, the appointment of an auditor of the accounts of the Company for each fiscal year shall be submitted to the Members for their approval at the annual general meeting or at a subsequent general meeting.

68.2.	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

69.	Remuneration of Auditor

The remuneration of an Auditor shall be fixed by the Members or by the Board (or a committee appointed by the Board), if it is authorised to do so by the Members, save that the remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

70.	Duties of Auditor

70.1.	The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

70.2.	The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

71.	Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all ~~account~~accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

72.	Financial Statements and the Auditor’s Report

72.1.	Subject to the following bye-law, the financial statements and/or the auditor’s report as required by the Act shall:

(a)	be laid before the Members at the annual general meeting; or

(b)	be received, accepted, adopted, approved or otherwise acknowledged by the Members by written resolution passed in accordance with these Bye-laws.

72.2.	If all Members and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Members, and/or that no auditor shall be appointed, then there shall be no obligation on the Company to do so.

73.	Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.

BUSINESS COMBINATIONS

74.	Business Combinations

74.1.	(a)

Any Business Combination with any Interested Shareholder within a period of three years following the time of the transaction in which the person became an Interested Shareholder must be approved by the Board and authorised at an annual or special general meeting, by the affirmative vote of at least 66  2⁄3% of the votes attaching to the issued and outstanding voting shares of the Company that are not owned by the Interested Shareholder unless:

(i)	prior to the time that the person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the person becoming an Interested Shareholder; or

(ii)	upon consummation of the transaction which resulted in the person becoming an Interested Shareholder, the Interested Shareholder owned shares representing at least 85% of the votes attaching to the issued and outstanding voting shares of the Company at the time the transaction commenced, excluding for the purposes of determining the number of shares issued and outstanding those shares owned by (A) persons who are Directors and also Officers and (B) employee share plans in which employee participants do not have the right to determine whether shares held subject to the plan will be tendered in a tender or exchange offer.

(b)	The restrictions contained in this Bye-law 74.1 shall not apply if:

(i)	a Member becomes an Interested Shareholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Shareholder; and (B) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

(ii)	the Business Combination is proposed prior to the consummation or abandonment of, and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which (A) constitutes one of the transactions described in the following sentence; (B) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board; and (C) is approved or not opposed by a majority of the members of the Board then in office who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election or elected to succeed such Directors by resolution of the Board approved by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to:

(1)	a merger, amalgamation or consolidation of the Company (except an amalgamation or merger in respect of which, pursuant to the Act, no vote of the ~~shareholders of the Company~~Members is required);

(2)

a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company (other than to the Company or any entity directly or indirectly wholly-owned by the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company; or

(3)	a proposed tender or exchange offer for 50% or more of the issued and outstanding voting shares of the Company.

The Company shall give not less than 20 days’ notice to all Interested Shareholders prior to the consummation of any of the transactions described in subparagraphs (1) or (2) of the second sentence of this paragraph (ii).

(c)	For the purpose of this Bye-law 74 only, the term:

(i)	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

(ii)	“associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a Director or Officer or a director or officer of any of the Company’s parents or subsidiaries;

(iii)	“Business Combination”, when used in reference to the Company and any Interested Shareholder of the Company, means:

(A)	any merger, amalgamation or consolidation of the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company, wherever incorporated, with (1) the Interested Shareholder or any of its affiliates, or (2) with any other company, partnership, unincorporated association or other entity if the merger, amalgamation or consolidation is caused by the Interested Shareholder;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company;

(C)

any transaction which results in the issuance or transfer by the Company or by any entity directly or indirectly wholly-owned or majority-owned by the Company of any shares of the Company, or any share of such entity, to the Interested Shareholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which securities were issued and outstanding prior to the time that the Interested Shareholder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which security is distributed, pro rata to all holders of a class or series of shares subsequent to the time the Interested Shareholder became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of such shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (2)-(4) of this subparagraph (C) shall there be an increase in the Interested Shareholder’s proportionate share of any class or series of shares;

(D)	any transaction involving the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of shares, or securities convertible into any class or series of shares of the Company, or shares of any such entity, or securities convertible into such shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any repurchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

(E)	any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company;

(iv)	“control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

(v)

“Interested Shareholder” means any person (other than the Company and any entity directly or indirectly wholly- owned or majority-owned by the Company) that (A) is the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company, (B) is an affiliate or associate of the Company and was the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder or (C) is an affiliate or associate of any person listed in (A) or (B) above; provided, however, that the term “Interested Shareholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless such person referred to in this proviso acquires additional voting shares of the Company otherwise than as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting shares of the Company deemed to be issued and outstanding shall include voting shares deemed to be owned by the person through application of paragraph (viii) below, but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(vi)	“person” means any individual, company, partnership, unincorporated association or other entity;

(vii)	“voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of Directors, provided that, when used in reference to a vote to approve a merger or amalgamation of the Company which the Act requires to be approved by the Members, such term includes any shares entitled to vote on such matter pursuant to the Act, whether or not they are otherwise entitled to vote and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity; and references to percentages of “voting shares” shall be read as references to shares carrying such percentage of votes;

(viii)	“owner”, including the terms “own” and “owned”, when used with respect to any shares, means a person that individually or with or through any of its affiliates or associates:

(A)	beneficially owns such shares, directly or indirectly; or

(B)	has (1) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person’s right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B)(2) of subparagraph (B) of this paragraph (viii)), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

74.2.	In respect of any merger or amalgamation which is not a Business Combination or any Business Combination to which the restrictions contained in Bye-law 74.1 do not apply but which the Act requires to be approved by the Members, then (i) for any such merger, amalgamation or Business Combination that has been approved by the Board the necessary general meeting quorum and Members’ approval shall be as set out in Bye-laws 26 and 28 respectively; and (ii) for any such merger, amalgamation or Business Combination not approved by the Board such merger, amalgamation or Business Combination requires a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares then in issue entitling the holder to attend and vote on the resolution.

VOLUNTARY WINDING-UP AND DISSOLUTION

75.	Winding-Up

If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

76.	Changes to Bye-laws

76.1.	~~No~~ Subject to Bye-law ~~75.2~~76.2, no Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

76.2.	Bye-laws 36, 37, 38, 39, 41, 74 and 76 may not be rescinded, altered or amended and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66 2⁄3% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares in issue.

~~76.3.~~	~~Bye-laws 1, 36.4, 37, 41, 42, 46(g), 48, 59, 76.3, 77 and 80 may not be rescinded, altered or amended prior to the Change Date and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws prior to the Change Date, until the same has been approved by Board Supermajority Approval and by a resolution of the Members including the affirmative vote of not less than 66 2/3% of the votes attaching to all shares in issue.~~

77.	Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

78.	Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

79.	Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

80.	Headquarters

Unless otherwise determined by ~~Board Supermajority Approval prior to the Change Date or by~~ the Board ~~from and after the Change Date~~, the headquarters of the Company, including its principal executive offices, shall be located in London, England.

APPENDIX C

AMENDED AND RESTATED

BYE-LAWS OF

IHS MARKIT LTD.

EFFECTIVE AS OF ~~JULY 12~~[    ], ~~2016~~2018

INTERPRETATION	C-4

1. Definitions	C-4

SHARES	C-~~9~~6
2. Power to Issue Shares	C-~~9~~6
3. Power of the Company to Purchase its Shares	C-~~9~~6
4. Rights Attaching to Shares	C-~~9~~6
5. Calls on Shares	C-~~11~~8
6. Forfeiture of Shares	C-~~12~~8
7. Share Certificates	C-~~12~~9
8. Fractional Shares	C-~~13~~10

REGISTRATION OF SHARES	C-~~13~~10
9. Register of Members	C-~~13~~10
10. Registered Holder Absolute Owner	C-~~13~~10
11. Transfer of Registered Shares	C-~~14~~10
12. Transmission of Registered Shares	C-~~15~~11

ALTERATION OF SHARE CAPITAL	C-~~16~~12
13. Power to Alter Capital	C-~~16~~12
14. Variation of Rights Attaching to Shares	C-~~16~~12

DIVIDENDS AND CAPITALISATION	C-~~17~~12
15. Dividends	C-~~17~~12
16. Power to Set Aside Profits	C-~~17~~13
17. Method of Payment	C-~~17~~13
18. Capitalisation	C-~~18~~13

MEETINGS OF MEMBERS	C-~~18~~14
19. Annual General Meetings	C-~~18~~14
20. Special General Meetings	C-~~18~~14
21. Requisitioned General Meetings and Other Business	C-~~18~~14
22. Notice	C-~~20~~16
23. Giving Notice and Access	C-~~20~~16
24. Postponement or Cancellation of General Meeting	C-~~21~~17
25. Electronic Participation and Security in General Meetings	C-~~21~~17
26. Quorum at General Meetings	C-~~22~~17
27. Chairman to Preside at General Meetings	~~C-~~2217
28. Voting on Resolutions	C-~~22~~18
29. Power to Demand a Vote on a Poll	C-~~23~~18
30. Voting by Joint Holders of Shares	C-~~24~~19
31. Instrument of Proxy	C-~~24~~19
32. Representation of Corporate Member	C-~~25~~20
33. Adjournment of General Meeting	C-~~25~~20
34. Written Resolutions	C-~~25~~20
35. Directors Attendance at General Meetings	C-~~26~~21

DIRECTORS AND OFFICERS	C-~~26~~21
36. Election of Directors	C-~~26~~21
37. Number of Directors	C-~~28~~23
~~38. Classes of Directors~~	C-~~28~~
~~39~~38. Term of Office of Directors	C-~~28~~23

~~40~~39. Alternate Directors	C-~~29~~24
~~41~~40. Removal of Directors	C-~~29~~24
~~42~~41. Vacancy in the Office of Director	C-~~29~~24
~~43~~42. Remuneration of Directors	C-~~30~~25
~~44~~43. Defect in Appointment	C-~~30~~25
~~45~~44. Directors to Manage Business	C-~~30~~25
~~46~~45. Powers of the Board of Directors	C-~~30~~25
~~47~~46. Register of Directors and Officers	C-~~32~~26
~~48~~47. Appointment of Officers	C-~~32~~26
~~49~~48. Appointment of Secretary	C-~~32~~27
~~50~~49. Duties of Officers	C-~~32~~27
~~51~~50. Remuneration of Officers	C-~~32~~27
~~52~~51. Conflicts of Interest	C-~~32~~27
~~53~~52. Indemnification and Exculpation of Directors and Officers	C-~~33~~27

MEETINGS OF THE BOARD OF DIRECTORS	C-~~34~~28
~~54~~53. Board Meetings	C-~~34~~28
~~55~~54. Notice of Board Meetings	C-~~34~~28
~~56~~55. Electronic Participation in Meetings	C-~~35~~29
~~57~~56. Quorum at Board Meetings	C-~~35~~29
~~58~~57. Board to Continue in the Event of Vacancy	C-~~35~~29
~~59~~58. Chairman; Lead Director	C-~~35~~29
~~60~~59. Written Resolutions	C-~~36~~29
~~61~~60. Validity of Prior Acts of the Board	C-~~36~~29

CORPORATE RECORDS	C-~~36~~30
~~62~~61. Minutes	C-~~36~~30
~~63~~62. Place Where Corporate Records Kept	C-~~36~~30
~~64~~63. Form and Use of Seal	C-~~36~~30

ACCOUNTS	C-~~37~~30
~~65~~64. Records of Account	C-~~37~~30
~~66~~65. Financial Year End	C-~~37~~30

AUDITS	C-~~37~~31
~~67~~66. Annual Audit	C-~~37~~31
~~68~~67. Appointment of Auditor	C-~~37~~31
~~69~~68. Remuneration of Auditor	C-~~37~~31
~~70~~69. Duties of Auditor	C-~~38~~31
~~71~~70. Access to Records	C-~~38~~31
~~72~~71. Financial Statements and the Auditor’s Report	C-~~38~~31
~~73~~72. Vacancy in the Office of Auditor	C-~~38~~32

BUSINESS COMBINATIONS	C-~~38~~32
~~74~~73. Business Combinations	C-~~38~~32

VOLUNTARY WINDING-UP AND DISSOLUTION	C-~~43~~36
~~75~~74. Winding-Up	C-~~43~~36

CHANGES TO CONSTITUTION	C-~~44~~36
~~76~~75. Changes to Bye-laws	C-~~44~~36
~~77~~76. Changes to the Memorandum of Association	C-~~44~~36
~~78~~77. Discontinuance	C-~~44~~36
~~79~~78. Exclusive Jurisdiction	C-~~44~~36
~~80~~79. Headquarters	C-~~44~~37

INTERPRETATION

1.	Definitions

1.1.	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Auditor	includes an individual or partnership;

Board	the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

~~Board Supermajority Approval~~	~~approval by a resolution of the Board including the affirmative vote of not less than 75% of the Directors then in office ((i) in the case of Bye-laws, 48.2(b)-(c), 59.2(b) and, to the extent relating to Bye-law 37.2, 48.2(b)-(c) or 59.2(b), Bye-law 76.3, excluding Lance Uggla from the vote and from the number of directors for purposes of calculating the 75% and (ii) in the case of Bye-laws, 48.2(a), 59.2(a) and, to the extent relating to Bye-law 37.2, 48.2(a) or 59.2(a), Bye-law 76.3, excluding Jerre Stead from the vote and from the number of directors for purposes of calculating the 75%);~~

Chairman	the chairman of the Board;

~~Change Date~~	~~the first date on or after the Effective Date on which Jerre Stead is not the Chairman, a Director and the chief executive officer of the Company (in the event that the Change Date is the Effective Date, then, for purposes of these Bye-laws, any provisions effective as of the Change Date shall supersede any provisions effective as of the Effective Date);~~

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company;

~~Effective Date~~	~~the effective date of the merger of Marvel Merger Sub, Inc. with and into IHS pursuant to the Merger Agreement;~~

Exchange	the Nasdaq Global Select Market, the U.S. stock exchange on which the Company’s Common Shares are listed;

~~IHS~~ 	~~IHS Inc., a Delaware corporation;~~

Lead Director	a Director appointed by the Board to such office to perform the role specified in Bye-law ~~59~~58;

~~Legacy IHS Director~~	~~(a) a Director who, prior to the Effective Date, was a director of IHS and (b) any person appointed as a Director in accordance with Bye-law 42.2 to fill a vacancy on the Board occurring as a result of the death, disability,~~

~~disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);~~

~~Legacy Markit Director~~	~~(a) a Director who, prior to the Effective Date, was a director of the Company and (b) any person appointed as a Director in accordance with Bye-law 42.2 to fill a vacancy on the Board occurring as a result of the death, disability, disqualification, resignation or removal of, or any person elected as a Director who was nominated in accordance with Bye-law 36.4 to replace, any Director referred to in clause (a) of this definition or any Director appointed or elected as described in this clause (b);~~

Member	the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

~~Merger Agreement~~	~~the Agreement and Plan of Merger, dated as of March 20, 2016, by and among the Company, IHS and Marvel Merger Sub, Inc.;~~

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company and includes the Secretary;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

1.2.	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:-

(i)	“may” shall be construed as permissive; and

(ii)	“shall” shall be construed as imperative;

(e)	a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)	the phrase “issued and outstanding” in relation to shares, means shares in issue other than treasury shares;

(g)	~~(f)~~ the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(h)	~~(g)~~ unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3.	In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4.	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.	Power to Issue Shares

2.1.	Subject to these Bye-laws, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

2.2.	Without limitation to the provisions of Bye-law 4, subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board or any committee designated thereby (before the issue or conversion of such shares).

3.	Power of the Company to Purchase its Shares

3.1.	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2.	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1.	At the date these Bye-laws are adopted, the share capital of the Company is divided into two classes: (i) common shares (the “Common Shares”) and (ii) preference shares (the “Preference Shares”).

4.2.	The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to any Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends and other distributions as the Board may from time to time declare;

(c)	in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.3.	The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, to allot and redesignate such portion of the unissued share capital to such series as it shall determine to be appropriate and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)	the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)	whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)	whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)	the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)	the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.4.	Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.5.	At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.6.	All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Calls on Shares

5.1.	The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2.	Any amount which, by the terms of issue of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

5.3.	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

5.4.	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up or become payable.

6.	Forfeiture of Shares

6.1.	If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call IHS Markit Ltd. (the “Company”)

You have failed to pay the call of [amount of call] made on ~~the~~ [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on ~~the~~ [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

[Signature of Secretary] By Order of the Board

6.2.	If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

6.3.	A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

6.4.	The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.	Share Certificates

7.1.	Subject to Bye-law 7.4, every Member shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

7.2.	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

7.3.	If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed, the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

7.4.	Notwithstanding any provisions of these Bye-laws:

(a)	the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)	unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

8.	Fractional Shares

The Company shall not issue its shares in fractional denominations.

REGISTRATION OF SHARES

9.	Register of Members

9.1.	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

9.2.	The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.	Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.	Transfer of Registered Shares

11.1.	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

11.2.	Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

11.3.	An instrument of transfer for shares which may not be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2 shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

IHS Markit Ltd. (the “Company”)

FOR VALUE RECEIVED [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

11.4.	Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

11.5.	The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

11.6.	The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

11.7.	The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. The Board shall have the authority to request from any Member, and such Member shall provide, such information as the Board may reasonably request for the purpose of determining whether the transfer of any share requires such consent, authorisation or permission and whether the same has been obtained. If the Board refuses to register a transfer of any share, the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.	Transmission of Registered Shares

12.1.	In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law 12.1, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

12.2.	Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case, unless the shares may be transferred pursuant to either Bye-law 11.1 or Bye-law 11.2, the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

IHS Markit Ltd. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Transferee	Witness

12.3.	On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

12.4.	Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.	Power to Alter Capital

13.1.	The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its authorised share capital in any manner permitted by the Act.

13.2.	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.	Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.	Dividends

15.1.	The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

15.2.	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

15.3.	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

15.4.	The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

15.5.	No unpaid dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company unless otherwise provided by the rights attached to such share.

16.	Power to Set Aside Profits

The Board may, before declaring a dividend or distribution, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies, for equalising dividends, securing equality of distribution or for any other purpose.

17.	Method of Payment

17.1.	Any dividend, interest, or other monies payable in cash in respect of the shares may be paid by such means as the Board shall determine, including by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members (in the case of joint holders of shares, unless directed in writing otherwise by such joint holders, to the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members). Every such cheque or draft shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or draft shall be a good discharge to the Company. Every such cheque or draft shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares, any one of them can give an effectual receipt for any dividend, distributions or other monies payable in respect of such shares.

17.2.	The Board may deduct from any dividend, distribution or other monies payable to any Member all monies due from such Member to the Company on account of calls or otherwise in respect of a share which is not fully paid.

17.3.	Any dividend, distribution and/or other monies payable in respect of a share which has remained unclaimed for a period of six years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend, distribution or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

17.4.	The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

18.	Capitalisation

18.1.	The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for dividend or distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

18.2.	The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.	Annual General Meetings

An annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place in or outside Bermuda as the Board shall appoint.

20.	Special General Meetings

The Chairman or a majority of the Directors then in office may convene a special general meeting whenever in their judgment such a meeting is necessary.

21.	Requisitioned General Meetings and Other Business

21.1.	The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

21.2.	In addition to any rights of Members under the Act or these Bye-laws, business may be brought before any annual general meeting or any special general meeting by any person who: (i) is a Member of record on the date of the giving of the notice provided for in this Bye-law 21 and on the record date for the determination of Members entitled to receive notice of and vote at such meeting; and (ii) complies with the notice procedures set forth in this Bye-law 21.

21.3.	In addition to any other applicable requirements, for other business to be proposed by a Member pursuant to Bye-law 21.2, such Member must have given timely notice thereof in proper written form to the Secretary.

21.4.	To be timely, a notice given to the Secretary pursuant to Bye-law 21.3 must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company as set forth in the Company’s filings with the U.S. Securities and Exchange Commission: (i) in the case of an annual general meeting, not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be so delivered or mailed and received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which initial public disclosure of the date of the annual general meeting was made; and (ii) in the case of a special general meeting, not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which initial public disclosure of the date of the special general meeting was made. In no event shall the adjournment or postponement of any meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Member’s notice as described in Bye-law 21.4.

21.5.	To be in proper written form, a notice given to the Secretary pursuant to Bye-law 21.3 must set forth as to each matter such Member proposed to bring before the general meeting: (i) a brief description of the business desired to be brought before the general meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bye-laws of the Company, the language of the proposed amendment) and the reasons for conducting such business at the general meeting; (ii) the name and record address of such Member and of the beneficial owner, if any, on whose behalf the business is being proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares), the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any shares or any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares ~~of~~or any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner or any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business by such Member and any material interest of such Member or such beneficial owner or any of their respective affiliates or associates in such business; ~~and~~ (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to bring such business before the general meeting~~.~~; (viii) a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (A) deliver a proxy statement and/or form of proxy to Members of at least the percentage of the voting power of the Company’s issued and outstanding shares required to pass such proposed business and/or (B) otherwise solicit proxies from Members in support of such proposed business; and (ix) such other information relating to the proposed business as the Company may reasonably require.

21.6.	Once business has been properly brought before the general meeting in accordance with the procedures set forth in this Bye-law 21, nothing in this Bye-law shall be deemed to preclude discussion by any Member of such business. If the chairman of a general meeting determines that business was not properly brought before the meeting in accordance with this Bye-law 21, the chairman shall declare to the meeting that the business was not properly brought before the meeting and the determination of the chairman shall be final and such business shall not be transacted.

21.7.	No business may be transacted at a general meeting, other than business that is either (i) properly brought before the general meeting by or at the direction of the Board (or any duly authorised committee thereof); or (ii) properly brought before the general meeting by any Member or Members in accordance with the Act or these Bye-laws.

21.8.	If requested by the Company, the information required under Bye-laws 21.5(iii), (iv), (v) and (vi) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date.

22.	Notice

22.1.	At least 14 days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

22.2.	At least 10 days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

22.3.	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

22.4.	A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; or (ii) by a majority in number of the Members having the right to attend and vote at the general meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

22.5.	The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that general meeting.

23.	Giving Notice and Access

23.1.	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)	by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served five days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)	by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)	by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

23.2.	Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

23.3.	In proving service under paragraphs 23.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

24.	Postponement or Cancellation of General Meeting

The Secretary may, and on the instruction of the Chairman or the Board, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a general meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for ~~the~~a postponed ~~or cancelled~~ meeting shall be given to the Members in accordance with these Bye-laws.

25.	Electronic Participation and Security in General Meetings

25.1.	The Board may, but shall not be required to, make arrangements permitting Members to participate in any general meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation by way of such facilities or means in such a meeting shall constitute presence in person at such meeting.

25.2.	The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction the Board or such chairman considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

26.	Quorum at General Meetings

26.1.	Subject to the rules of the Exchange, at any general meeting two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total issued shares in the Company entitled to vote at such general meeting shall form a quorum for the transaction of business.

26.2.	If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

27.	Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman shall act as chairman of the meeting at all general meetings at which such person is present. In the Chairman’s absence the Lead Director shall act as chairman of the meeting. In the absence of both the Chairman and the Lead Director a chairman of the meeting shall be appointed or elected by the Directors present at the meeting and in their absence by a majority of those present at the meeting and entitled to vote.

28.	Voting on Resolutions

28.1.	Subject to the Act, these Bye-laws and the rules of the Exchange, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

28.2.	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

28.3.	At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

28.4.	In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means permitted by the Board pursuant to Bye-law 25.1, the chairman of the meeting shall direct the manner in which such Member may cast his vote in the form of an electronic record or otherwise on a show of hands.

28.5.	At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

28.6.	At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

29.	Power to Demand a Vote on a Poll

29.1.	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)	any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)	any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

29.2.	Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting, including persons present by telephone, electronic or other communications facilities, shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person holding multiple shares or holding a proxy in respect of multiple shares need not use all his votes or cast all the votes he uses in the same way.

29.3.	A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

29.4.	Where a vote is taken by poll, each person present and entitled to vote, including each person present by telephone, electronic or other communications facilities, shall record his vote in such manner as the chairman of the meeting may direct having regard to the nature of the question on which the vote is taken. Each ballot shall be marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the votes cast in accordance with such directions shall be examined and counted by one or more inspectors of votes ~~or~~appointed by the Board or, in the absence of such appointment, a committee appointed by the chairman of the meeting for the purpose. The result of the poll shall be declared by the chairman of the meeting.

30.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

31.	Instrument of Proxy

31.1.	A Member may appoint a proxy by

(a)	such telephonic, electronic or other means as may be approved by the Board from time to time; or

(b)	an instrument ~~appointing a proxy~~ in writing in substantially the following form or such other form as the Board may determine from time to time or that the chairman of the meeting may accept:

Proxy

IHS Markit Ltd. (the “Company”)

I/We, [insert names here] , being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]

Signed this [date]

Members

31.2.	The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

31.3.	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

31.4.	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

32.	Representation of Corporate Member

32.1.	A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any general meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

32.2.	Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

33.	Adjournment of General Meeting

33.1.	The chairman of a general meeting at which a quorum is present may, with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy) adjourn the meeting.

33.2.	The chairman of a general meeting may adjourn ~~a~~the meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

33.3.	Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

34.	Written Resolutions

34.1.	Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by or on behalf of all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

34.2.	A resolution in writing may be signed in any number of counterparts.

34.3.	A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

34.4.	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

34.5.	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

34.6.	For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by or on behalf of the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

35.	Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

36.	Election of Directors

36.1.	Only persons who are proposed or nominated in accordance with this Bye-law shall be eligible for election as Directors. Any Member or the Board may propose any person for election as a Director. Where any person, other than a ~~Director retiring at the meeting or a~~ person proposed for re-election or election as a Director by the Board, is to be proposed for election as a Director, notice must be given to the Company of the intention to propose him and of his willingness to serve as a Director. Where a Director is to be elected:

(a)	at an annual general meeting, such notice must be given not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting or, in the event the annual general meeting is called for a date that is greater than 30 days before or after such anniversary, the notice must be given not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to Members or the date on which public disclosure of the date of the annual general meeting was made;

(b)	at a special general meeting, such notice must be given not later than 7 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made;

(c)

in the case of an election at any general meeting, such notice must set forth: (i) as to each person whom the Member proposes to nominate for election as a Director~~,~~: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of the Company owned beneficially or of record by the person, (D) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a Director of the Company and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to applicable laws or regulations or that the Company may reasonably request in order to determine the eligibility of such person to serve as a Director of the ~~Company;~~Company (including, without limitation, pursuant to Section 14 of the U.S. Securities Exchange Act of 1934, as amended); (ii) the name and record address of the Member giving the notice and of the beneficial owner, if any, on whose behalf the nomination is proposed; (iii) the class or series and number of shares of the Company which are registered in the name of or beneficially owned by such Member and such beneficial owner (including any shares as to which such Member or such beneficial owner has a right to acquire ownership at any time in the future); (iv) a description of all derivatives, swaps or other transactions or series of transactions engaged in, directly or indirectly, by such Member or such beneficial owner, the purpose or effect of which is to give such Member or such beneficial owner economic risk similar to ownership of shares of the Company; (v) a description of all agreements, arrangements, understandings or relationships engaged in, directly or indirectly, by such Member or such beneficial owner (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares), the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any shares or any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such Member or beneficial owner, or which provides, directly or indirectly, such Member or beneficial owner with the opportunity to profit from any decrease in the price or value of the shares ~~of~~or any class or series of shares of the Company; (vi) a description of all agreements, arrangements, understandings or relationships between such Member or such beneficial owner or any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposed nomination by such Member and any material relationship between such Member or such beneficial owner or any of their respective affiliates or associates and the person proposed to be nominated for election; ~~and~~ (vii) a representation that such Member intends to appear in person or by proxy at the general meeting to propose such ~~nomination; and~~nomination; (viii) a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (A) deliver a proxy statement and/or form of proxy to Members of at least the percentage of the voting power of the Company’s issued and outstanding shares required to elect such nominee and/or (B) otherwise solicit proxies from Members in support of such nomination; and (ix) such other information relating to the proposed nomination as the Company may reasonably require;

(d)	in the case of an election at any general meeting, such notice must be accompanied by a written consent of each person whom the Member proposes to nominate for election as a Director to being named as a nominee and to serve as a Director if elected~~.~~; and

(e)	if requested by the Company, the information required under Bye-laws 36.1(c)(iii), (iv), (v) and (vi) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date.

36.2.	In no event shall the adjournment or postponement of any meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Member’s notice as described in Bye-laws 36.1(a) and 36.1(b).

36.3.	~~36.2.~~ Where persons are validly proposed for re-election or election as a Director, each person receiving a majority of the votes cast shall be elected as a Director, provided that if the number of persons validly proposed for re-election or election as a Director exceeds the number of positions available for the election of Directors, then the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors~~, and an absolute~~. For the purposes of this Bye-law 36.3, (i) a “majority of the votes cast ~~shall not be a prerequisite to~~” means that the number of shares voted “for” a Director must exceed the number of shares voted “against” that Director and (ii) “votes cast” shall include only votes cast by shares represented in person or by proxy at the meeting and entitled to vote on the election of ~~such~~ Directors, and shall exclude abstentions.

36.4.	~~36.3.~~ At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

~~36.4.~~	~~For any Director election to occur by resolution of the Members prior to the Change Date, (i) any person proposed or nominated by the Board to replace a Legacy IHS Director will require the approval of the Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) and (ii) any person proposed or nominated by the Board to replace a Legacy Markit Director will require the approval of the Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office). This Bye-law 36.4 will be implemented so as to comply with applicable Exchange rules.~~

36.5.	The chairman of any general meeting may, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if the chairman should so determine, the chairman shall so declare to the general meeting, and the defective nomination shall be disregarded.

37.	Number of Directors

~~37.1.~~	~~At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Board shall consist of eleven directors.~~

~~37.2.~~	~~Effective as of the Change Date (which in no event shall be later than December 31, 2017), unless otherwise determined by Board Supermajority Approval, (i) the office of Director held by Jerre Stead shall be vacated and (ii) upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced by one director (i.e., if prior to the vacancy of the office of Director by Jerre Stead the Board consisted of eleven directors, to ten directors).~~

~~37.3. From and after the Change Date, the~~The Board shall consist of such number of Directors being not less than five Directors or such greater number as the Board may from time to time determine.

~~38.~~	~~Classes of Directors~~

~~The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist, as nearly as possible, of one third of the total number of Directors constituting the entire Board.~~

38.	~~39.~~ Term of Office of Directors

~~At~~Commencing at the first annual general meeting ~~which~~that is held after the date of adoption of these Bye-laws, ~~the Class I Directors shall be elected for a three year term of office. At the second annual general meeting which is held after the date of adoption of these Bye-laws, the Class II Directors shall be elected for a three year term of office. At the third annual general meeting which is held after the date of adoption of these Bye-laws, the Class III Directors shall be elected for a three year term of office. At~~and each succeeding annual general meeting, ~~successors to the class of~~ Directors ~~whose term expires at that~~shall be elected annually for a one-year term expiring at the next annual general meeting ~~shall be elected for a three year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director~~; provided that each Director serving as a Class I Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting ~~for the year in which his term expires,~~ held in 2021, each Director serving as a Class II Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting held in 2020 and each Director serving as a

Class III Director immediately prior to the adoption of these Bye-laws shall hold office until the annual general meeting held in 2019; and subject to his office being vacated pursuant to Bye-law ~~42.~~41. A Director elected or appointed to fill a vacancy pursuant to Bye-law 40.2 or Bye-law 41.2 shall hold office until the next annual general meeting held after the date of such appointment.

39.	~~40.~~ Alternate Directors

The election or appointment of a person or persons to act as a Director in the alternative to any one or more Directors shall not be permitted.

40.	~~41.~~ Removal of Directors

40.1.	~~41.1.~~Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director only with cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

40.2.	~~41.2.~~ If a Director is removed from the Board under this Bye-law, the Members may fill the vacancy at the meeting at which such Director is removed, provided the nominee for the vacancy is proposed in accordance with Bye-law 36. In the absence of such election or appointment, the Board may fill the vacancy~~; provided that, if such removal is prior to the Change Date, the Board may only fill such vacancy in accordance with Bye-law 42.2 as if such vacancy had arisen under Bye-law 42.1~~.

40.3.	~~41.3.~~ For the purposes of this Bye-law ~~41~~40, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

41.	~~42.~~ Vacancy in the Office of Director

41.1.	~~42.1.~~The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice to the Company.

~~42.2.~~	~~The Legacy Markit Directors (acting by the affirmative vote of a majority of the Legacy Markit Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy Markit Director. The Legacy IHS Directors (acting by the affirmative vote of a majority of the Legacy IHS Directors then in office) shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring prior to the Change Date as a result of the death, disability, disqualification or resignation of any Legacy IHS Director.~~

41.2.	~~42.3.~~ Provided a quorum of Directors remains in office, the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring ~~from and after the Change Date~~

as a result of the death, disability, disqualification or resignation of any Director or ~~occurring at any time~~ as a result of an increase in the size of the Board ~~(it being understood that, effective as of the Change Date, upon the vacancy of the office of Director by Jerre Stead, the size of the Board shall be reduced to ten directors and therefore no person shall be appointed as a Director to fill any vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of Jerre Stead).~~.

42.	~~43.~~ Remuneration of Directors

Directors may receive compensation for their services as Director, including compensation for service on any committee appointed by the Board and any additional fees for committee chairs, in amounts, and on such basis, as shall be established from time to time by the Board. The Directors may also be paid all travel, hotel and other reasonable out-of-pocket expenses properly incurred by them in attending and returning from Board meetings, meetings of any committee appointed by the Board or general meetings, or in connection with the business of the Company or their duties as Directors generally.

43.	~~44.~~ Defect in Appointment

All acts done in good faith by the Board, any Director, any committee appointed by the Board, any member of any such committee, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

44.	~~45.~~ Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

45.	~~46.~~ Powers of the Board of Directors

~~Subject to the provisions of these Bye-laws, the~~The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)	exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)	appoint one or more persons to the office of chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)	appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)	by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the shares of the Company;

(g)	delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall be subject to the oversight and central control of the Board, shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the ~~Board, and provided further that, prior to the Change Date, unless otherwise determined by Board Supermajority Approval, each committee shall consist of an equal number of Legacy Markit Directors and Legacy IHS Directors;~~Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit, provided always that the execution of those powers remains subject to the oversight and control of the Board;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)	authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

46.	~~47.~~ Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

47.	~~48.~~ Appointment of Officers

~~48.1.~~	~~Subject to this Bye-law 48, the~~The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

~~48.2.~~	~~Unless otherwise determined by Board Supermajority Approval:~~

~~(a)~~	~~prior to the Change Date, the appointment of Jerre Stead as chief executive officer of the Company shall not be revoked (nor shall a successor chief executive officer be appointed);~~

~~(b)~~	~~prior to the Change Date, the appointment of Lance Uggla as president of the Company shall not be revoked (nor shall a successor president be appointed);~~

~~(c)~~	~~effective as of the Change Date (which in no event shall be later than December 31, 2017), (i) Jerre Stead shall cease to be chief executive officer of the Company and (ii) Lance Uggla shall be appointed as chief executive officer of the Company.~~

48.	~~49.~~ Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

49.	~~50.~~ Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time, provided always that the execution of those powers and the performance of those duties remain subject to the general oversight and central control of the Board.

50.	~~51.~~ Remuneration of Officers

The Officers shall receive such remuneration as the Board or a committee appointed by the Board may determine.

51.	~~52.~~ Conflicts of Interest

51.1.	~~52.1.~~ Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

51.2.	~~52.2.~~ A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act.

51.3.	~~52.3.~~ Following a declaration of interest being made pursuant to Bye-law ~~52.2~~51.2, the Interested Director shall be disqualified from participating in the discussion or voting on the matter unless the chairman of the meeting determines that such Interested Director shall not be disqualified as such. In the event the chairman of the meeting makes a declaration under Bye-law ~~52.2~~51.2, such determination may be made by a majority of the votes cast by the Directors not having such an interest. In addition, an Interested Director may, but shall not be required to, recuse himself from the discussion or voting on any particular matter because of a possible conflict or for any other reason disclosed to the other Directors. Any Interested Director that is so disqualified or that elects to be recused shall nevertheless be counted toward a quorum for the meeting.

In the event that one or more Interested Directors are disqualified or elect to be recused from voting on a matter, or one or more Directors are later found to have an interest or conflict that should have been declared, the matter shall be approved or stand approved if it is or was approved by a majority of the votes cast by the Directors that do not have an interest or conflict in the matter, even if less than a quorum.

~~Other than as contemplated by the definition of “Board Supermajority Approval” and notwithstanding anything to the contrary in the first paragraph of this Bye-law 52.3, neither Jerre Stead nor Lance Uggla shall be required to recuse himself from voting on any matter contemplated by these Bye-laws (including, from and after the Change Date, any revocation of Lance Uggla’s appointment as Chairman or chief executive officer).~~

52.	~~53.~~ Indemnification and Exculpation of Directors and Officers

52.1.	~~53.1.~~ The Directors, Resident Representative, Secretary and other Officers, and any person appointed to any committee by the Board in accordance with these Bye-Laws acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which an “indemnified party”), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any monies or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, ~~PROVIDED THAT~~provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the indemnified parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, ~~PROVIDED THAT~~provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

52.2.	~~53.2.~~ The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

52.3.	~~53.3.~~ The Company may advance monies to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

53.	~~54.~~ Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. Subject to these Bye-laws, a resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

54.	~~55.~~ Notice of Board Meetings

The Chairman may, and the Secretary on the requisition of the Chairman shall, at any time summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

55.	~~56.~~ Electronic Participation in Meetings

Directors may participate in any Board meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

56.	~~57.~~ Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office, provided that if there is only one Director for the time being in office the quorum shall be one.

57.	~~58.~~ Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

58.	~~59.~~ Chairman; Lead Director

58.1.	~~59.1.~~ Unless otherwise agreed by a majority of the Directors attending, (i) the Chairman shall act as chairman at all Board meetings at which such person is present and (ii) in the Chairman’s absence, the Lead Director shall act as chairman at all Board meetings at which such person is present. In the absence of both the Chairman and the Lead Director, a chairman of the meeting shall be appointed or elected by the Directors present at the meeting unless otherwise determined in accordance with procedures adopted by the Board.

~~59.2.~~	~~Unless otherwise determined by Board Supermajority Approval:~~

~~(a)~~	~~prior to the Change Date, the appointment of Jerre Stead as Chairman shall not be revoked; and~~

~~(b)~~	~~effective as of the Change Date (which shall in no event be later than December 31, 2017), (i) Jerre Stead shall cease to be Chairman and (ii) Lance Uggla shall be appointed as Chairman.~~

58.2.	~~59.3.~~ In addition to acting as chairman of Board meetings in accordance with Bye-law ~~59.1~~58.1, the Lead Director shall (a) serve as the liaison between the non-management Directors and the management Directors, (b) participate in the development of, and approve, the agenda for each Board meeting and (c) preside over an in camera session of the non-management Directors to be held at each Board meeting. ~~At all times prior to the Change Date, unless otherwise determined by Board Supermajority Approval, the Lead Director shall be a Legacy Markit Director and the Board shall not have a vice chairman.~~

59.	~~60.~~ Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by the last Director.

60.	~~61.~~ Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

61.	~~62.~~ Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings~~, meetings of managers~~ and meetings of committees appointed by the Board.

62.	~~63.~~ Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

63.	~~64.~~ Form and Use of Seal

63.1.	~~64.1.~~ The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

63.2.	~~64.2.~~ A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

63.3.	~~64.3.~~ A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

64.	~~65.~~ Records of Account

64.1.	~~65.1.~~ The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

64.2.	~~65.2.~~ Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

64.3.	~~65.3.~~ Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

65.	~~66.~~ Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 30th November in each year.

AUDITS

66.	~~67.~~ Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

67.	~~68.~~ Appointment of Auditor

67.1.	~~68.1.~~ Subject to the Act, the appointment of an auditor of the accounts of the Company for each fiscal year shall be submitted to the Members for their approval at the annual general meeting or at a subsequent general meeting.

67.2.	~~68.2.~~ The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

68.	~~69.~~ Remuneration of Auditor

The remuneration of an Auditor shall be fixed by the Members or by the Board (or a committee appointed by the Board), if it is authorised to do so by the Members, save that the remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

69.	~~70.~~ Duties of Auditor

69.1.	~~70.1.~~ The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

69.2.	~~70.2.~~ The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

70.	~~71.~~ Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all ~~account~~accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

71.	~~72.~~ Financial Statements and the Auditor’s Report

71.1.	~~72.1.~~ Subject to the following bye-law, the financial statements and/or the auditor’s report as required by the Act shall:

(a)	be laid before the Members at the annual general meeting; or

(b)	be received, accepted, adopted, approved or otherwise acknowledged by the Members by written resolution passed in accordance with these Bye-laws.

71.2.	~~72.2.~~ If all Members and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Members, and/or that no auditor shall be appointed, then there shall be no obligation on the Company to do so.

72.	~~73.~~ Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.

BUSINESS COMBINATIONS

73.	~~74.~~ Business Combinations

73.1.	~~74.1.~~

(a) Any Business Combination with any Interested Shareholder within a period of three years following the time of the transaction in which the person became an Interested Shareholder must be approved by the Board and authorised at an annual or special general meeting, by the affirmative vote of at least 66  2⁄3% of the votes attaching to the issued and outstanding voting shares of the Company that are not owned by the Interested Shareholder unless:

(i)	prior to the time that the person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the person becoming an Interested Shareholder; or

(ii)	upon consummation of the transaction which resulted in the person becoming an Interested Shareholder, the Interested Shareholder owned shares representing at least 85% of the votes attaching to the issued and outstanding voting shares of the Company at the time the transaction commenced, excluding for the purposes of determining the number of shares issued and outstanding those shares owned by (A) persons who are Directors and also Officers and (B) employee share plans in which employee participants do not have the right to determine whether shares held subject to the plan will be tendered in a tender or exchange offer.

(b)	The restrictions contained in this Bye-law ~~74.1~~73.1 shall not apply if:

(i)	a Member becomes an Interested Shareholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Shareholder; and (B) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

(ii)	the Business Combination is proposed prior to the consummation or abandonment of, and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which (A) constitutes one of the transactions described in the following sentence; (B) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board; and (C) is approved or not opposed by a majority of the members of the Board then in office who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election or elected to succeed such Directors by resolution of the Board approved by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to:

(1)	a merger, amalgamation or consolidation of the Company (except an amalgamation or merger in respect of which, pursuant to the Act, no vote of the ~~shareholders of the Company~~Members is required);

(2)

a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-

owned or majority-owned by the Company (other than to the Company or any entity directly or indirectly wholly-owned by the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company; or

(3)	a proposed tender or exchange offer for 50% or more of the issued and outstanding voting shares of the Company.

The Company shall give not less than 20 days’ notice to all Interested Shareholders prior to the consummation of any of the transactions described in subparagraphs (1) or (2) of the second sentence of this paragraph (ii).

(c)	For the purpose of this Bye-law ~~74~~73 only, the term:

(i)	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

(ii)	“associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a Director or Officer or a director or officer of any of the Company’s parents or subsidiaries;

(iii)	“Business Combination”, when used in reference to the Company and any Interested Shareholder of the Company, means:

(A)	any merger, amalgamation or consolidation of the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company, wherever incorporated, with (1) the Interested Shareholder or any of its affiliates, or (2) with any other company, partnership, unincorporated association or other entity if the merger, amalgamation or consolidation is caused by the Interested Shareholder;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company;

(C)

any transaction which results in the issuance or transfer by the Company or by any entity directly or indirectly wholly-owned or majority-owned by the Company of any shares of the Company, or any share of such entity, to the Interested Shareholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which securities were issued and outstanding prior to the time that the Interested Shareholder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which security is distributed, pro rata to all holders of a class or series of shares subsequent to the time the Interested Shareholder became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of such shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (2)-(4) of this subparagraph (C) shall there be an increase in the Interested Shareholder’s proportionate share of any class or series of shares;

(D)	any transaction involving the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of shares, or securities convertible into any class or series of shares of the Company, or shares of any such entity, or securities convertible into such shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any repurchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

(E)	any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company;

(iv)	“control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

(v)

“Interested Shareholder” means any person (other than the Company and any entity directly or indirectly wholly- owned or majority-owned by the Company) that (A) is the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company, (B) is an affiliate or associate of the Company and was the owner of shares representing 15% or more of the votes attaching to the issued and outstanding voting shares of the Company at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder or (C) is an affiliate or associate of any person listed in (A) or (B) above; provided, however, that the term “Interested Shareholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless such person referred to in this proviso acquires additional voting shares of the Company otherwise than as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting shares of the Company deemed to be issued and outstanding shall include voting shares deemed to be owned by the person through application of paragraph (viii) below, but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(vi)	“person” means any individual, company, partnership, unincorporated association or other entity;

(vii)	“voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of Directors, provided that, when used in reference to a vote to approve a merger or amalgamation of the Company which the Act requires to be approved by the Members, such term includes any shares entitled to vote on such matter pursuant to the Act, whether or not they are otherwise entitled to vote and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity; and references to percentages of “voting shares” shall be read as references to shares carrying such percentage of votes;

(viii)	“owner”, including the terms “own” and “owned”, when used with respect to any shares, means a person that individually or with or through any of its affiliates or associates:

(A)	beneficially owns such shares, directly or indirectly; or

(B)	has (1) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person’s right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B)(2) of subparagraph (B) of this paragraph (viii)), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

73.2.	~~74.2.~~ In respect of any merger or amalgamation which is not a Business Combination or any Business Combination to which the restrictions contained in Bye-law ~~74.1~~73.1 do not apply but which the Act requires to be approved by the Members, then (i) for any such merger, amalgamation or Business Combination that has been approved by the Board the necessary general meeting quorum and Members’ approval shall be as set out in Bye-laws 26 and 28 respectively; and (ii) for any such merger, amalgamation or Business Combination not approved by the Board such merger, amalgamation or Business Combination requires a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares then in issue entitling the holder to attend and vote on the resolution.

VOLUNTARY WINDING-UP AND DISSOLUTION

74.	~~75.~~ Winding-Up

If the Company shall be wound up, the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

75.	~~76.~~ Changes to Bye-laws

75.1.	~~76.1. No~~Subject to Bye-law 75.2, no Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

75.2.	~~76.2.~~ Bye-laws 36, 37, 38, ~~39~~40, ~~41, 74~~73 and ~~76~~75 may not be rescinded, altered or amended and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66 2⁄3% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66 2⁄3% of the votes attaching to all shares in issue.

~~76.3.~~	~~Bye-laws 1, 36.4, 37, 41, 42, 46(g), 48, 59, 76.3, 77 and 80 may not be rescinded, altered or amended prior to the Change Date and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws prior to the Change Date, until the same has been approved by Board Supermajority Approval and by a resolution of the Members including the affirmative vote of not less than 66 2/3% of the votes attaching to all shares in issue.~~

76.	~~77.~~ Changes to the Memorandum of Association

No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members.

77.	~~78.~~ Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

78.	~~79.~~ Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a shareholder or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.

79.	~~80.~~ Headquarters

Unless otherwise determined by ~~Board Supermajority Approval prior to the Change Date or by~~ the Board ~~from and after the Change Date~~, the headquarters of the Company, including its principal executive offices, shall be located in London, England.

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery IHS MARKIT LTD. of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site 4TH FLOOR, ROPEMAKER PLACE and follow the instructions to obtain your records and to create an electronic 25 ROPEMAKER STREET voting instruction form. LONDON EC2Y 9LY ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS UNITED KINGDOM If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E36933-P99780 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY IHS MARKIT LTD. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election of Directors ! ! ! Nominees: 01) Dinyar S. Devitre 02) Nicoletta Giadrossi 03) Robert P. Kelly 04) Deborah D. McWhinney The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain 2. To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration ! ! ! of the independent registered public accountants. 3. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. ! ! ! 4. To approve amendments to the Company’s bye-laws to declassify the Board of Directors. ! ! ! 5. To approve amendments to the Company’s bye-laws to implement majority voting in uncontested director elections and the other related, administrative ! ! ! or immaterial changes. NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Annual Report with Proxy Statement is available at www.proxyvote.com. E36934-P99780 IHS MARKIT LTD. Annual General Meeting of Shareholders April 11, 2018, 9:00 AM, BST This proxy is solicited by the Board of Directors of IHS Markit Ltd. The shareholder(s) hereby appoint(s) Lance Uggla, Todd Hyatt, and Sari Granat as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of IHS MARKIT LTD. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, BST on April 11, 2018 at the IHS Markit Ltd. Corporate Headquarters, 4th Floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side